April 25, 2007

Securities and Exchange Commission 100 F Street, N.E.
Washington  DC  50549

RE:  Midland National Life Separate Account A
     File Number 33-76318 - VUL2 Variable Life Insurance Policies

Commissioners:

Enclosed for filing is a copy of Post-Effective Amendment Number 12 to the above referenced Form N-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill & Brennan, LLP at 202-383-0126.


/s/

Terri Silvius
Director - Compliance
Variable Operations

cc:       Frederick R. Bellamy
          Sutherland Asbill & Brennan LLP


                                               As filed with the Securities and Exchange Commission on April 26, 2007


======================================================================================================================

                                                                                       Registration File No. 33-76318
                                                                                                            811-05271

                                                 SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, DC 20549
                                                           ---------------

                                                              FORM N-6

                                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [     ]

                                                PRE-EFFECTIVE AMENDMENT NO.  ___                              [     ]


                                                POST-EFFECTIVE AMENDMENT NO.  _12__                           [  X  ]
                                                                              --


                                                               and/or

                                       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                                            ACT OF 1940                                       [     ]


                                                     AMENDMENT NO.  ___92____                                 [  X  ]
                                                                    ---


                                                  (Check appropriate box or boxes.)

                                              Midland National Life Separate Account A
                                                     (Exact name of registrant)

                                               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                                                         (Name of depositor)
                                                          One Midland Plaza
                                                Sioux Falls, South Dakota 57193-9991
                                        (Address of depositor's principal executive offices)
                                  Depositor's Telephone Number, including Area Code: (605) 335-5700


                      Steve Horvat, Senior Vice President - Legal                          Copy to:
                        Midland National Life Insurance Company                   Frederick R. Bellamy, Esq.

                                   One Midland Plaza                           Sutherland Asbill & Brennan LLP
                         Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                   Washington, DC 20004-2415

                                            Approximate Date of Proposed Public Offering:
                           As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)

                   |X|      on May 1, 2007 pursuant to paragraph (b)

                   [ ]      60 days after filing pursuant to paragraph (a)(i)
                   |_|      on       pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                                                Title of Securities Being Registered:
                              Interests in Individual Flexible Premium Variable Life Insurance Policies

                            VARIABLE UNIVERSAL LIFE 2
           Flexible Premium Variable Universal Life Insurance Contract
                                   Issued By:
                     Midland National Life Insurance Company
                    One Midland Plaza o Sioux Falls, SD 57193
        (605) 335-5700 (telephone) o (800) 272-1642 (toll-free telephone)
 (605) 373-8557 (facsimile for transaction requests) o (605) 335-3621
                    (facsimile for administrative requests)
              through the Midland National Life Separate Account A


Variable Universal Life 2 (the "contract") is a life insurance contract issued by Midland National Life Insurance Company. The contract:

      o provides insurance coverage with flexibility in death benefits and premiums;
      o pays a death benefit if the Insured person dies while the contract is still inforce;
      o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
      o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences than otherwise.

You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

     1.  AIM Variable Insurance Funds,
     2.  Alger American Fund,
     3.  American Century Variable Portfolios, Inc.,
     4.  Fidelity(R)Variable Insurance Products,
     5.  Goldman Sachs Variable Insurance Trust,
     6.  Lord Abbett Series Fund, Inc.,
     7.  MFS(R)Variable Insurance Trusts,

     8.  Neuberger Berman AMT Portfolios,
     9.  PIMCO Variable Insurance Trust,
     10. Premier VIT
     11. ProFunds VP, and

     12. Van Eck Worldwide Insurance Trust

You can choose among the forty-one investment divisions listed on the following page. However, after June 15th, 2007 there will be fifty investment divisions available.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2007

                                        SEPARATE ACCOUNT INVESTMENT PORTFOLIOS
--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Financial Services Fund                                Fidelity VIP Overseas Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. Global Health Care Fund                                Goldman Sachs VIT Growth and Income Fund*

--------------------------------------------------------------- -------------------------------------------------------------

AIM V.I. International Growth Fund*                             Goldman Sachs VIT Structured Small Cap Equity Fund

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Growth Portfolio                                 Lord Abbett Series Fund, Inc. America's Value Portfolio*

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                       Lord Abbett Series Fund, Inc. Growth and Income Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Mid-Cap Growth Portfolio                         Lord Abbett Series Fund, Inc. International Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Alger American Small Capitalization Portfolio                   Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Balanced Fund                               MFS(R)VIT Emerging Growth Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Capital Appreciation Fund                   MFS(R)VIT Investors Trust Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Income and Growth Fund                      MFS(R)VIT New Discovery Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP International Fund                          MFS(R)VIT Research Series

--------------------------------------------------------------- -------------------------------------------------------------

American Century VP Value Fund                                  MFS(R)VIT Total Return Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset ManagerSM Portfolio                          MFS(R)VIT Utilities Series*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Asset Manager: Growth(R)Portfolio                  Neuberger Berman AMT Regency Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Balanced Portfolio                                 PIMCO VIT High Yield Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Contrafund(R)Portfolio                              PIMCO VIT Low Duration Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio                            PIMCO VIT Real Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth & Income Portfolio                          PIMCO VIT Total Return Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Opportunities Portfolio                     Premier VIT OpCap Small Cap Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Growth Portfolio                                   ProFund VP Japan*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP High Income Portfolio                              ProFund VP Oil & Gas*

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Index 500 Portfolio                                ProFund VP Small-Cap Value*

--------------------------------------------------------------- -------------------------------------------------------------

                                                                ProFund VP Ultra Mid-Cap*
Fidelity VIP Investment Grade Bond Portfolio

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP MidCap Portfolio                                   Van Eck Worldwide Hard Assets Fund

--------------------------------------------------------------- -------------------------------------------------------------

Fidelity VIP Money Market Portfolio                             Van Eck Worldwide Real Estate Fund

--------------------------------------------------------------- -------------------------------------------------------------

*Available beginning June 15, 2007.

This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                                   TABLE OF CONTENTS

CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................6
      CONTRACT BENEFITS...............................................................................................6
            Death Benefits............................................................................................6
            Flexible Premium Payments.................................................................................6
            Minimum Premium Benefit...................................................................................6
            Benefits of the Contract Fund.............................................................................6
            Tax Benefits..............................................................................................7
            Additional Benefits.......................................................................................7
            Your Right to Examine This Contract.......................................................................7
      CONTRACT RISKS..................................................................................................7
            Investment Risk...........................................................................................7
            Surrender Charge Risk.....................................................................................8
            Withdrawing Money.........................................................................................8
            Risk of Lapse.............................................................................................8
            Tax Risks.................................................................................................8
            Risk of Increases in Charges..............................................................................9
            Portfolio Risks...........................................................................................9
FEE TABLE.............................................................................................................9
SUMMARY OF VARIABLE UNIVERSAL LIFE 2.................................................................................14
      DEATH BENEFIT OPTIONS..........................................................................................14
      FLEXIBLE PREMIUM PAYMENTS......................................................................................14
      INVESTMENT CHOICES.............................................................................................15
      YOUR CONTRACT FUND.............................................................................................15
            Transfers................................................................................................15
            Contract Loans...........................................................................................16
            Withdrawing Money........................................................................................16
            Surrendering Your Contract...............................................................................16
      DEDUCTIONS AND CHARGES.........................................................................................16
            Deductions From Your Premiums............................................................................16
            Deductions From Your Contract Fund.......................................................................17
            Surrender Charges........................................................................................17
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS.....................................................................18
            Your Contract Can Lapse..................................................................................18
            Correspondence and Inquiries.............................................................................18
            State Variations.........................................................................................19
            Tax-Free "Section 1035" Exchanges........................................................................19
DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 2.................................................................19
      INSURANCE FEATURES.............................................................................................19
            How the Contracts Differ From Whole Life Insurance.......................................................19
            Application for Insurance................................................................................20
            Death Benefit............................................................................................20
            Notice and Proof of Death................................................................................21
            Payment of Death Benefits................................................................................21
            Maturity Benefit.........................................................................................21
            Changes In Variable Universal Life 2.....................................................................21
            Changing The Face Amount of Insurance....................................................................21
            Changing Your Death Benefit Option.......................................................................22
            When Contract Changes Go Into Effect.....................................................................22
            Flexible Premium Payments................................................................................23
            Allocation of Premiums...................................................................................24
            Additional Benefits......................................................................................24
      SEPARATE ACCOUNT INVESTMENT CHOICES............................................................................28
            Our Separate Account And Its Investment Divisions........................................................28
            The Funds................................................................................................28
            Investment Policies Of The Portfolios....................................................................29
            Effects of Market Timing.................................................................................35
            Charges In The Funds.....................................................................................35
      USING YOUR CONTRACT FUND.......................................................................................35
            The Contract Fund........................................................................................35
            Amounts In Our Separate Account..........................................................................36
            How We Determine The Accumulation Unit Value.............................................................36
            Contract Fund Transactions...............................................................................37
            Transfer Of Contract Fund................................................................................37
            Transfer Limitations.....................................................................................38
            Dollar Cost Averaging....................................................................................41
            Portfolio Rebalancing....................................................................................41
            Contract Loans...........................................................................................42
            Withdrawing Money From Your Contract Fund................................................................43
            Surrendering Your Contract...............................................................................44
      THE GENERAL ACCOUNT............................................................................................44
      DEDUCTIONS AND CHARGES.........................................................................................45
            Deductions From Your Premiums............................................................................45
            Charges Against The Separate Account.....................................................................46
            Monthly Deductions From Your Contract Fund...............................................................46
            Transaction Charges......................................................................................47
            How Contract Fund Charges Are Allocated..................................................................48
            Loan Charge..............................................................................................48
            Surrender Charges........................................................................................48
            Portfolio Expenses.......................................................................................50
TAX EFFECTS..........................................................................................................50
      INTRODUCTION...................................................................................................50
      TAX STATUS OF THE CONTRACT.....................................................................................51
      TAX TREATMENT OF CONTRACT BENEFITS.............................................................................51
            In General...............................................................................................51
            Modified Endowment Contracts ("MEC").....................................................................51
            Distributions Other Than Death Benefits from Modified Endowment Contracts................................52
            Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts.........52
            Investment in the Contract...............................................................................52
            Contract Loans...........................................................................................53
            Treatment of the Benefit Extension Rider.................................................................53
            Withholding..............................................................................................53
            Life Insurance Purchases by Residents of Puerto Rico.....................................................53
            Life Insurance Purchases by Nonresident Aliens and Foreign Corporations..................................53
            Multiple Contracts.......................................................................................54
            Continuation of Contract Beyond Age 100..................................................................54
            Section 1035 Exchanges...................................................................................54
            Living Needs Rider.......................................................................................54
            Business Uses of Contract................................................................................54
            Non-Individual Owners and Business Beneficiaries of Contracts............................................55
            Split-Dollar Arrangements................................................................................55
            Alternative Minimum Tax..................................................................................55
            Estate, Gift and Generation-Skipping Transfer Tax Considerations.........................................55
            Economic Growth and Tax Relief Reconciliation Act of 2001................................................56
            Possible Tax Law Changes.................................................................................56
            Our Income Taxes.........................................................................................56
ADDITIONAL INFORMATION ABOUT THE CONTRACTS...........................................................................56
      YOUR RIGHT TO EXAMINE THIS CONTRACT............................................................................56
      YOUR CONTRACT CAN LAPSE........................................................................................57
      YOU MAY REINSTATE YOUR CONTRACT................................................................................57
      CONTRACT PERIODS AND ANNIVERSARIES.............................................................................58
      MATURITY DATE..................................................................................................58
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT......................................................................58
      CHANGING THE SEPARATE ACCOUNT..................................................................................59
      LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT..................................................................59
      YOUR PAYMENT OPTIONS...........................................................................................60
            Lump Sum Payments........................................................................................60
            Optional Payment Methods.................................................................................60
      YOUR BENEFICIARY...............................................................................................61
      ASSIGNING YOUR CONTRACT........................................................................................61
      WHEN WE PAY PROCEEDS FROM THIS CONTRACT........................................................................62
      CHANGE OF ADDRESS NOTIFICATION.................................................................................62
      YOUR VOTING RIGHTS AS AN OWNER.................................................................................62
      DISTRIBUTION OF THE CONTRACTS..................................................................................63
      LEGAL PROCEEDINGS..............................................................................................65
      FINANCIAL STATEMENTS...........................................................................................65
DEFINITIONS..........................................................................................................66


                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "Midland National", "We", "Our", "Us", and "Company" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the Insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract. In this prospectus, these words and phrases are generally in bold face type.


This summary describes the contract's important risks and benefits. The detailed information appearing later in this prospectus further explains the following information discussed in the Contract Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is inforce and that there is no outstanding contract loan.


CONTRACT BENEFITS

Death Benefits
Variable Universal Life 2 is life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o     Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
      o     Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 20.

We deduct any outstanding contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.


You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits. The minimum face amount is generally $50,000.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 23.


Minimum Premium Benefit

During the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. See "Premium Provisions During The Minimum Premium Period" on page 23.


Benefits of the Contract Fund

o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200 and the maximum in any contract year is 20% of Your net cash surrender value (the contract fund less the surrender charge and less any outstanding contract debt). See "Withdrawing Money From Your Contract Fund" on page 43. There may be tax consequences for making a partial withdrawal. See "TAX EFFECTS" on page 50.
o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (the contract fund minus any surrender charge and minus any contract debt). There may be tax consequences for surrendering Your contract. See "Surrendering Your Contract" on page 44 and see "TAX EFFECTS" on page 50.
o Contract Loans. You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 53. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 50.
o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 37. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.
o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 41.
o Portfolio Rebalancing. The Portfolio Rebalancing Option allows contract owners, who are not participating in a DCA program, to have Us automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. At each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 41.

Tax Benefits
We intend for the contract to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of contract funds (among the investment divisions and between the General Account and the various investment divisions) are not taxable transactions.


See "Tax Risks" on page 8 and "TAX EFFECTS" on page 50. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Additional Benefits
Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:


 o  Waiver of Charges Rider                    o  Family Insurance Rider*
 o  Flexible Disability Benefit Rider          o  Additional Insured Rider
 o  Accidental Death Benefit Rider             o  Guaranteed Insurability Rider
 o  Children's Insurance Rider*                o  Living Needs Rider
 o  Extended Maturity Option                   o  Benefit Extension Rider

   *No longer available for issue on new or inforce contracts.


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Contract

For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract for any reason. See "Your Right To Examine this Contract" on page 56.


CONTRACT RISKS

Investment Risk
Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. During times of declining investment performance, the deduction of charges based on the net amount at risk could accelerate and further reduce Your contract fund in the investment divisions and the General Account. If You allocate net premium to the General Account, then We credit Your contract fund in the General Account with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although, it will never be lower than a guaranteed minimum annual effective rate of 4.0%. No one insures or guarantees any of the contract fund allocated to the investments divisions. Separate prospectuses describe the investment objectives, contracts, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it inforce for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.

This contract is not suitable as a short-term investment.

Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period (this period is the first 15 contract years after the date of issue or an increase in face amount), We will deduct a surrender charge. It is possible that You will receive no net cash surrender value, especially if You surrender Your contract in the first few contract years. Taxes and a tax penalty may apply. See "Surrender Charges" on page 48 and see "TAX EFFECTS" on page 50.


Withdrawing Money

If You make a partial withdrawal, We will deduct a withdrawal charge if You make more than one withdrawal in any given contract year. The maximum partial withdrawal You can make in any contract year is 20% of the net cash surrender value. Taxes and a tax penalty may apply. See "TAX EFFECTS" on page 50.


Risk of Lapse
Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly deductions.

      o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 23.

            Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 57. Taxes and a tax penalty may apply.
      o Contract Loans. Your loan may affect whether Your contract remains inforce. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Contract Loans" on page 53. Taxes and a tax penalty may apply.

      o Surrender Charge Period. If You allow Your contract to lapse during the surrender charge period, We may deduct a surrender charge.

Tax Risks
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements particularly if You pay the full amount of premiums under the contract.

Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.

This contract may be purchased with the intention of accumulating cash value (i.e. contract fund) on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract fund is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the Benefit Extension Rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.


See "TAX EFFECTS" on page 50. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Risk of Increases in Charges
Certain fees and charges assessed against the contract are currently at levels below the guaranteed maximum levels. We may increase these fees and charges up to the guaranteed maximum level. If fees and charges are increased, the risk that the contract will lapse increases and You may have to increase the premiums to keep the contract inforce.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.


                                                       FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract.  The first table describes the fees and expenses that You will pay at the time You  make premium payments, take cash withdrawals, surrender the contract, exercise certain riders or transfer contract funds between investment divisions.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Transaction Fees
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
---------------------------------------------------------------------------------------------------------------------------------
                                                                          Maximum Guaranteed              Current Charge
                                                                                Charge
---------------------------------------------------------------------------------------------------------------------------------
Premium Loads
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge                    Upon receipt of a premium     No Maximum.ii                 2.25% of each premium
                                      payment.                                                    payment in all contract
                                                                                                  years.
---------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service       Upon receipt of a premium     $0.46 from each bi-weekly     $0.46 from each bi-weekly
Charge                                payment where Civil Service   premium payment.              premium payment.
                                      Allotment is chosen.
---------------------------------------------------------------------------------------------------------------------------------
Surrender Chargeiii                   At the time of surrender or   (a)  30.0% of each premium    (a) 30.0% of each premium
(Deferred Sales Charge)               lapse that occurs during the  payment in the first two      payment in the first two
                                      first 15 contract years.      contract years up to one      contract years up to one
    Minimum and Maximum                                             SEC guideline annual          SEC guideline annual
                                                                    premiumiv plus (b) 9.0% of    premiumiv plus (b) 9.0% of
                                                                    all other premium             all other premium
                                                                    payments.iii                  payments.iii
---------------------------------------------------------------------------------------------------------------------------------
Surrender Chargev                     At the time of surrender or   $3.00 in the first contract   $3.00 in the first contract
(Deferred Issue Charge)               lapse that occurs during the  year per $1,000 of face       year per $1,000 of face
                                      first 15 contract years.      amount.v                      amount.v
    Minimum and Maximum
    Total Surrender charge for a      At the time of surrender,     $600.00 (deferred sales       $600.00 (deferred sales
    male Insured issue age 40 in the  lapse that occurs during the  charge) plus $600.00          charge) plus $600.00
    nonsmoker premium class in the    first 15 contract years.      (deferred issue charge).      (deferred issue charge).
    first contract year with an
    annual paid premium of $2,000
    and a $200,000 face amount.
---------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge             Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                    amount withdrawn on any       amount withdrawn on any
                                                                    withdrawal after the first in withdrawal after the first
                                                                    any contract year.            one in any contract year.
---------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                         Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                      from the investment           the 4th transfer in any one
                                      divisions or the General      contract year.
                                      Account.
---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges
---------------------------------------------------------------------------------------------------------------------------------
Living Needs Rider                    At the time a benefit is paid            $500.00            $200.00vi
                                      out.
---------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

---------------------------------------------------------------------------------------------------------------------------------
                      Periodic Fees Related to Owning the Contract Other than Portfolio Operating Expenses
---------------------------------------------------------------------------------------------------------------------------------
                Charge                   When Charge Is Deducted                          Amount Deductedi
                                                                    -------------------------------------------------------------
                                                                       Maximum Guaranteed              Current Charge
                                                                             Charge
---------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Deductionvii        On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $33.74 per $1,000 of
                                      every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                    riskviii per month.
    Minimum and Maximum
---------------------------------------------------------------------------------------------------------------------------------
Charges for a male Insured issue      On the contract date and on   $0.20 per $1,000 of net  $0.17 per $1,000 of net amount at
age 40 in the nonsmoker premium       every monthly anniversary.    amount at risk per       risk per month.
class in the first contract year.                                   month.

---------------------------------------------------------------------------------------------------------------------------------
Expense Charge                        On the contract date and on   $5 per month in all      $5 per month in contract years 1
                                      every monthly anniversary.    contract years.          through 15.

---------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk            On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% of the
Charge                                remains inforce.              the contract Separate    contract Separate Account
                                                                    Account assets in all    assets in all contract years.
                                                                    contract years.

---------------------------------------------------------------------------------------------------------------------------------
Administrative Charge                 On each day the contract      Annual rate of 0.20% of  Annual rate of 0.20% of the
                                      remains inforce.              the contract Separate    contract Separate Account
                                                                    Account assets in all    assets in all contract years.
                                                                    contract years.
---------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spreadix                On each contract              4.00% (annually) in      2.00% (annually) in contract
                                      anniversary or earlier, as    contract years 1-10; In  years 1-10; In contract years
                                      applicable.x                  contract years           thereafter, it is 0.00% (annually)
                                                                    thereafter, it is 0.00%  on loans of earnings and 2.00%
                                                                    (annually) on loans of   on everything else. ix
                                                                    earnings and 4.00% on
                                                                    everything else.ix
---------------------------------------------------------------------------------------------------------------------------------
Optional Rider Chargesxi
---------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider        On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of accidental death
                                      thereafter.                   accidental death         benefit selected.
    Minimum and Maximum                                             benefit selected.

Charge for a male Insured attained    On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium       each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first contract year      thereafter.                   death benefit.
following the rider contract date.
---------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider              On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $33.74 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                      thereafter.                   Additional Insured Rider death benefit.
    Minimum and Maximum                                             death benefit.

    Charge for a female Insured       On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
    attained age 40 in the            each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
    nonsmoker premium class in the    thereafter.                   Insured Rider death      benefit.
    first contract year following the                               benefit.
    rider contract date.
---------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Rider            On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                      each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                      thereafter.                   Insurance benefit.xii

---------------------------------------------------------------------------------------------------------------------------------
Family Insurance Rider                On rider contract date and    $1.72 per month per      $1.72 per month per unit of
                                      each monthly anniversary      unit of Family Insurance Family Insurance Rider.
                                      thereafter.                   Rider.xiii

---------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider     On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                      each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                      thereafter until the contract monthly benefit.
    Minimum and Maximum               anniversary on which the
                                      Insured reaches attained
                                      age 60.

    Charge for a male Insured issue   On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
    age 40 in the nonsmoker           each monthly anniversary      $10 of monthly benefit.  monthly benefit.
    premium class.                    thereafter until the contract
                                      anniversary on which the
                                      Insured reaches attained
                                      age 60.
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider         On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per $1,000 of
                                      each monthly anniversary      month per $1,000 of      Guaranteed Insurability benefit
                                      thereafter.                   Guaranteed Insurability  elected.
    Minimum and Maximum                                             benefit elected.

    Charge for a male Insured issue   On rider contract date and    $0.13 per month per      $0.13 per month per unit of
    age 30 in the nonsmoker           each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
    premium class                     thereafter.                   Insurability Rider.
---------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider               On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                      each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                      thereafter.                   face amount.
    Minimum and Maximum
    Charge for a male Insured issue   On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
    age 40 in the nonsmoker           each monthly anniversary      $1,000 of face amount.   face amount.
    premium class in the first        thereafter.
    contract year.
---------------------------------------------------------------------------------------------------------------------------------

i Some of these charges are rounded off in accordance with regulations of the U.S. Securities and Exchange Commission. Actual charges maybe somewhat higher or lower.
ii We reserve the right to increase this charge if Our premium taxes increase. iii This charge decreases gradually in contract years 11 through 15 to $0.00 for contract years 16 and thereafter. An increase in face amount results in an increase in the SEC guideline annual premium. All additions to the deferred sales charge for a face increase will be equal to 9.0% of paid premiums. The maximum limit will also increase by the additional SEC guideline annual premium times 9.0% times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). There will be no deferred sales charge after contract year 15.
iv The guideline annual premium varies based upon the sex, issue age, and rating class of the Insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.
v This charge decreases gradually beginning in contract year 11 to $0.00 in contract years 16 and thereafter.
vi Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.
vii The cost of insurance rate varies based upon the sex, attained age, and rating class of the Insured person at the time of the charge. The cost of insurance deductions shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance deduction applicable to Your contract. For more detailed information concerning Your cost of insurance deductions, please contact Our Executive Office.
viii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance deduction).
ix The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is guaranteed to be no less than 4.00% annually).
x While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death. The "earnings" are equal to the contract fund less the premiums paid.
xi Charges for these riders may vary based on the contract duration, Insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xii Regardless of the number of children or their age, up to age 21.

xiii Regardless of the number of children or their age, up to age 21, or the age of the spouse. A unit of coverage provides for a decreasing term insurance benefit for the spouse that is shown in the rider form You receive with Your contract as well as $1,000 of term insurance for each of the Insured's children.


The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

--------------------------------------------------------------------------- ---------------------- ----- ---------------------
                                                                                   Lowest                      Highest
--------------------------------------------------------------------------- ---------------------- ----- ---------------------
Total Annual Portfolio Operating Expenses1 (total of all expenses that are deducted from portfolio assets, including management fees,
distribution or service fees (12b-1 fees), and other expenses)                      0.10%                       1.65%

--------------------------------------------------------------------------- ---------------------- ----- ---------------------
Net Annual Portfolio Operating Expenses After Contractual Waivers
and Reimbursements 2 (expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees and other expenses)                   0.10%                       1.36%
--------------------------------------------------------------------------- ---------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National by the funds or their fund managers. Midland National has not independently verified such information. The expenses reflect those incurred as of December 31, 2006. Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International portfolio that requires a portfolio investment advisor to reimburse or waive certain portfolio expenses through the fiscal year ending December 31, 2007.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                               Fax: (605) 335-3621

For information concerning compensation paid for the sale of the contracts, see "Distribution of the Contracts" on page 63.


                      SUMMARY OF VARIABLE UNIVERSAL LIFE 2

DEATH BENEFIT OPTIONS

Variable Universal Life 2 provides life insurance on the Insured person. If the contract is inforce We will pay a death benefit when the Insured person dies. You can choose between two death benefit options:

      o     Option 1: death benefit equals the face amount of the insurance contract. This is sometimes called a "level" death benefit.
      o     Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 20.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

The minimum face amount is generally $50,000. However, for insured persons, age 0 to 14 at issue, the minimum face amount is $25,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is based on the contract's face amount and the Insured person's age, sex and underwriting class. We are not required to accept any premium or a premium payment of less than $50.00; however under Midland National's current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You may choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain inforce. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule.


Whether Your contract lapses or remains inforce can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays inforce during the minimum premium period by paying premiums equal to those required to meet the accumulated minimum premium requirements described in "Premium Provisions During The Minimum Premium Period" on page 23.


INVESTMENT CHOICES


You may allocate Your contract fund to up to ten of the forty-one available investment divisions (fifty investment divisions available after June 15th, 2007). For more information, see "The Funds" on page 28.

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "The General Account" on page 44.


YOUR CONTRACT FUND


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 45 and the first monthly deduction as described in "Monthly Deductions From Your Contract Fund" on page
46. The balance of the premium is Your beginning contract fund.


Your contract fund changes daily to reflect:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.

There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page 35.


Transfers

You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee for each transfer after the 4th in a contract year. We also reserve the right to impose various restrictions on transfers. See "Transfer Limitations" on page 38. There are additional limitations on transfers to and from the General Account. See "Transfer Of Contract Fund" on page 37. Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners.


Contract Loans

You may borrow up to 92% of Your net cash surrender value (the contract fund less the surrender charge minus any contract debt). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 42. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 50.


Withdrawing Money

You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make is 20% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25) for each subsequent withdrawal. See "Withdrawing Money From Your Contract Fund" on page 43.

Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 50. Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


Surrendering Your Contract

You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge will be deducted if You surrender Your contract or allow it to lapse during the surrender charge period. It is possible that You will receive no net cash surrender value if you surrender Your contract, especially in the first few contract years. Taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 44 and see "TAX EFFECTS" on page 50.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 2.25% premium tax on each premium payment. We may increase or decrease this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each bi-weekly premium payment. See "Deductions From Your Premiums" on page 45.


Deductions From Your Contract Fund
Certain amounts are deducted from Your contract fund each month. These are:

      o an expense charge of $5.00 (currently, We plan to make this deduction for only the first 15 contract years, but this waiver is not guaranteed),
      o a cost of insurance deduction. The amount of this charge is based on the Insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and
      o     charges for additional benefits.

In addition, We deduct fees when You make:

      o a partial withdrawal of net cash surrender value more than once in a contract year or
      o more than four transfers a year between investment divisions. (We currently waive this charge).

See "Monthly Deductions From Your Contract Fund" on page 46.


We also deduct a daily charge at an annual rate of 1.10% of the assets in every investment division. This charge is for certain mortality and expense risks, as well as an administrative charge.

Surrender Charges

We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during surrender charge period (this period is the first 15 contract years after date of issue or an increase in face amount). If You keep this contract inforce for the surrender charge period, then You will not incur a surrender charge.


The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

      o 30% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
      o     9% of all other premium payments.

After ten years, this charge begins to decline. There is no surrender charge after the surrender charge period (this period is 15 contract years after date of issue or an increase in face amount). The amount of the deferred sales charge depends on:

     1)  the amount of Your premium payments,
     2)  when You pay Your premium and
     3)  when You surrender Your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 10 contract years and decreases to $0.00 after the surrender charge period (this period is 15 contract years after date of issue or an increase in face amount).


This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 48.


ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Contract Can Lapse

Your contract remains inforce if the net cash surrender value can pay the monthly deductions. In addition, during the minimum premium period, Your contract will remain inforce as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly deductions (subject to the grace period). See "Your Contract Can Lapse" on page 57.


Correspondence and Inquiries
You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in face amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                         Sioux Falls, South Dakota 57193
                                 (800) 272-1642

You may send correspondence and transaction requests to Us at Our Executive Office. If You are submitting an administrative request, please fax it to (605) 335-3621. Any administrative requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of administrative requests would be:


     o   Partial Withdrawals
     o   Ownership changes
     o   Beneficiary changes
     o   Collateral Assignments
     o   Address changes
     o   Loan/Surrender requests
     o   Request for general contract information.


If You are submitting a transaction request, please fax it to (605) 373-8557. Any transaction requests sent to another number or address may not be considered received in Our Executive Office and will not receive that day's price. Some examples of transaction requests would be:


     o   Transfers among funds
     o   Fund or General Account additions/deletions
     o   Premium allocation changes
     o   Monthly deduction changes

     o   Dollar Cost Averaging set-up
     o   Portfolio rebalancing set-up


The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the Owner or the Insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. We may record all telephone requests. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations
Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise). You should consult with and rely upon a tax advisor if you are considering a contract exchange. See "TAX EFFECTS" on page 50


              DETAILED INFORMATION ABOUT VARIABLE UNIVERSAL LIFE 2

INSURANCE FEATURES

This prospectus describes Our Variable Universal Life 2 contract. There may be contractual variances because of requirements of the state where Your contract is issued.

How the Contracts Differ From Whole Life Insurance
Variable Universal Life 2 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. The contract differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Universal Life 2 has two types of death benefit options. You may switch back and forth between these options. The contract also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Finally, Variable Universal Life 2 is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance
To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your net premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit
As long as Your contract remains inforce, We will pay the death benefit to the beneficiary when the Insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

      o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.
      o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the Insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with Your contract fund.

The minimum initial face amount generally is $50,000. However, for issue ages 0-14, the minimum is $25,000.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the Insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the Insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the Insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your contract remains inforce depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains inforce if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums (including those applicable for an in-force minimum premium) for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains inforce.

Notice and Proof of Death
We require satisfactory proof of the Insured's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account", for the beneficiary, in the amount of the death benefit. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Maturity Benefit

If the Insured person is still living on the maturity date, We will pay the owner the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the Insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 58 and see "TAX EFFECTS" on page 50.


Changes In Variable Universal Life 2
Variable Universal Life 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance
You may change the face amount of Your contract by submitting a fully completed contract change application to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions:

For increases:

      o     Increases in the face amount must be at least $25,000.
      o To increase the face amount, You must provide a fully completed contract change application and satisfactory evidence of insurability. If the Insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We reserve the right to change this procedure).
      o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
      o The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).

      o     There will be an increase in the minimum premium requirement.
      o A new surrender charge period will apply to the face amount increase.

For decreases:

      o     The surrender charge remains unchanged at the time of decrease.
      o You cannot reduce the face amount below the minimum issue amounts at the time of the reduction as noted on the contract information page of Your contract.
      o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the Insured's age at the time of the change.
      o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance deductions, and the original face amount was at standard risk charges, then We will first decrease the face amount that is at substandard higher cost of insurance deductions. We reserve the right to change this procedure.
      o     There will be no decrease in the minimum premium requirement.

Changing the face amount may have tax consequences, so You should consult a tax advisor before making a change.

Changing Your Death Benefit Option
You may change Your death benefit option from option 1 to option 2 by submitting a a fully completed contract change application to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and net amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum issue amounts, as noted on the contract information page of Your contract.

You may change Your death benefit option from option 2 to option 1 by sending a written request to Our Executive Office. If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance deductions are based.

Changing the death benefit option may have tax consequences. You should consult a tax advisor before making a change.

When Contract Changes Go Into Effect
Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You in writing if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
50. You should consult a tax advisor before making any change.


Flexible Premium Payments
You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis.

The planned premiums may not be enough to keep Your contract inforce. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. If You decide to make bi-weekly premium payments, We will assess the Civil Service Allotment Service Charge of $0.46 per bi-weekly premium.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)  the age, sex and premium class of the Insured person,
     2)  the initial face amount of the contract, and
     3)  any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that Your contract will stay inforce. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases.

If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period
During the minimum premium period, You can keep Your contract inforce by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is equal to or greater than the sum of the monthly minimum premiums required on each monthly anniversary. The minimum premium increases when the face amount increases.


During the minimum premium period, Your contract will enter a grace period and lapse if:


      o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and
      o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.

Remember that the net cash surrender value is the contract fund minus the surrender charge and minus any outstanding contract debt.

This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract inforce.

Allocation of Premiums
Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive Your premium payment at Our Executive Office (if We receive it before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time)) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate Your net premium.


The net premium is the premium minus a premium tax and any premium load charges (the first monthly deduction is also taken from the initial premium). Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. You may also change Your allocation instructions by calling Us at (800) 272-1642 or faxing Us at (605) 373-8557. Changing Your allocation instructions will not change the way Your existing contract fund is apportioned among the investment divisions or the General Account. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a net premium to any particular investment division. See "The General Account" on page 44.


Additional Benefits
You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:


(1) Waiver of Charges Rider: This benefit can be selected at the time of application or added to an inforce contract with proof of insurability. With this benefit, We waive monthly deductions from the contract fund during the total disability of the Insured, if the Insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the Insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues. If a disability starts after the policy anniversary following the Insured person's 60th birthday, then you will not receive any benefit under this rider.


(2) Flexible Disability Benefit Rider: This benefit must be selected at the time of application. With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the Insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the Insured person's 60th birthday. The benefit will continue for as long as the disability lasts or until the Insured person reaches age 65, whichever is earlier. If the amount of benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the Insured.

(3) Accidental Death Benefit Rider: This rider can be selected at the time of application or added to an inforce contract. We will pay an additional benefit if the Insured person dies from a physical injury that results from an accident, provided the Insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.


(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the Insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the Insured person reaches age 65 or the child reaches age 25, whichever is earlier. The Children's Insurance Rider is no longer available for issue on new or inforce contracts.


(5) Family Insurance Rider: This benefit provides term life insurance on the Insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the Insured's spouse. The Family Insurance Rider is no longer available for issue on new or inforce contracts.


(6) Additional Insurance Rider: This rider can be selected at the time of application or added to an inforce contract. You may provide term insurance for another person, such as the Insured person's spouse, under Your contract. A separate charge will be deducted for each additional Insured.

(7) Guaranteed Insurability Rider: This rider must be selected at the time of application. This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This rider can be selected at the time of application or added to an inforce contract. This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the Insured person is expected to die within 12 months (or longer if required by state law).

       Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the Living Needs Rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the Insured person under the contract (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

       There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently, We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

       On the day We pay the accelerated death benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

       a)   the death benefit of the contract and of each eligible rider
       b)   the face amount
       c)   any contract fund
       d)   any outstanding loan

       When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

       You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the Insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(9) Extended Maturity Option: The ability to request an extension of the maturity date is part of Your contract. This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS and Your state. If the Insured is alive on the maturity date and this contract is still inforce and not in the grace period, this option may be elected. In order to elect this option, all of the contract fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1, unless Your state requires otherwise. Once Your contract is extended beyond the Maturity Date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division. Furthermore, We will not allow any of the following to occur:

       o   Increase in the face amount of insurance
       o   Changes in the death benefit options
       o   Premium payments


       The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election. See "TAX EFFECTS" on page 50.


(10) Benefit Extension Rider: An Optional Benefit Extension Rider can prevent the contract from lapsing due to high amounts of contract debt, provided certain conditions are met, although the death benefit may be substantially reduced. There is no additional charge for this benefit.

       You may elect this benefit while You meet the conditions listed below by sending Us written notice. When the benefit availability conditions listed below are satisfied and the contract debt is equal to or greater than 87% of the contract fund, We will send a written notice to Your last known address, at least once each contract year, that the benefit election is available to You. If You decide to elect this benefit at that time, You must send Us written notice within 30 days of the date We mail this notice.

       This benefit is not available unless all of the following conditions are met.

       o   The contract has been in force for at least 15 contract years;
       o   the Insured's contract age or attained age must be at least age 65;
       o   You have made withdrawals of all Your premium; and
       o contract debt does not exceed the benefit election amount as defined below.

       The benefit election amount is as follows:

       o 89% of the contract fund for contract ages or attained ages that are greater than or equal to age 65 but less than or equal to age 74;
       o 93% of the contract fund for contract ages or attained ages that are greater than or equal to age 75.

       However, if You choose to take a loan or withdrawal that causes the contract debt to exceed the benefit election amount during the 30 days after the written notice has been sent, this benefit election will not be available.

       The effective date of this benefit will be the monthly anniversary date that follows the date We receive Your written notice. The entire amount of Your contract fund must be allocated to the General Account on and after the effective date. If You have any portion of the contract fund in the separate account on the effective date, We will transfer it to Our General Account on that date. No transfer charge will apply to this transaction and it will not count toward the maximum number of transfers allowed in a contract year.

       The benefit extension period begins as of the effective date of the rider and ends (and the rider terminates) on the earlier of:

       o     the insured's death; or
       o     surrender of the contract; or
       o     the date any loans or withdrawals are taken.

       During the benefit extension period:

       o We guarantee Your contract will remain in force until the insured's death provided the contract is not terminated due to surrender, and You do not take loans or withdrawals after the effective date.
       o The excess contract debt provision in the contract will be suspended.
       o    All monthly deductions will be taken from the General Account.
       o    We will not allow any:
            o     premium payments; or
            o     transfers to the Separate Account; or
            o     face amount changes; or
            o     death benefit option changes.
       o The death benefit option will be death benefit option 1, and the death benefit will be subject to the minimum death benefit provisions below.
       o If the contract debt does not exceed the face amount as of the rider's effective date, the face amount will be decreased to equal the contract fund as of the effective date. We will send You an endorsement to reflect the new face amount.
       o Any riders and supplemental benefits attached to the contract will terminate.

       During the benefit extension period, the death benefit will be determined exclusively by death benefit option 1 and will be equal to the greatest of the following amounts for the then current contract year:

       o 100% of the contract fund as of the date We receive due proof of the insured's death;
       o The minimum amount of death benefit necessary for the contract to continue its qualification as a life insurance contract for federal tax purposes.
       o    The face amount (the option 1 death benefit).

       In some circumstances, electing the benefit can cause Your contract to become a modified endowment contract. You should consult with and rely on a tax advisor when making contract changes, taking loans or withdrawals to help You avoid situations that may result in Your contract becoming a modified endowment contract.

       You may make loan repayments at anytime. Loan repayments will be allocated to the General Account. Interest charged on contract debt will continue to accrue during the benefit extension period. Making loan repayments does not terminate the rider.
       This Rider will terminate upon the earliest of:

       o    The date of the insured's death; or
       o    The date You surrender the contract; or
       o The date any loans or withdrawals are taken during the benefit extension period.

       Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risk associated with the Benefit Extension Rider.

       See "TAX EFFECTS" on page 50


SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains, and losses credited to, or charged against, the Separate Account reflect the investment experience of Our Separate Account and not the investment experience of Our other assets. We are obligated to pay all amounts guaranteed under the contract. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to no more than ten of the forty-one investment divisions currently available in Our Separate Account at any one time. After June 15th, 2007 You may allocate part or all of Your net premiums in up to ten of the fifty investment divisions available in Our Separate Account at any one time.


The Funds

Each of the portfolios available under the contract is a "series" of its investment company. Currently there are forty-one investment divisions, however after June 15th, 2007 there will be fifty investment divisions available.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


 The funds, their managers, or affiliates thereof, may make payments to Midland National and/or its affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from fund assets and/or from "Rule 12b-1" fees deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between funds and portfolios, and generally are based on a percentage of the assets in the funds that are attributable to the contracts and other variable insurance products issued by Midland National. These percentages currently range up to 0.25% annually. Midland National may use these payments for any corporate purpose, including payment of expenses that Midland National and/or its affiliates incur in promoting, marketing, and administering the contracts, and, in its role as an intermediary, the funds. Midland National and its affiliates may profit from these payments.


Investment Policies Of The Portfolios
Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- -------------------------------------------------------------------
Portfolio                                                 Investment Objective
--------------------------------------------------------- -------------------------------------------------------------------
A I M Variable Insurance Funds
-----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services Fund - Series I Shares        Seeks capital growth.  The Fund normally invests 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector.
--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. Global Health Care Fund - Series I Shares        Seeks capital growth.  The fund seeks to meet its objectives by investing normally at least 80% of its assets in securities of health care industry companies.

--------------------------------------------------------- -------------------------------------------------------------------

AIM V.I. International Growth Fund - Series I Shares**    The fund's investment objective is to provide long-term growth of capital.

--------------------------------------------------------- -------------------------------------------------------------------
Alger American Fund
-----------------------------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century Variable Portfolios, Inc.
-----------------------------------------------------------------------------------------------------------------------------
American Century VP Balanced Fund                         Seeks long-term growth and current income.  Invests
                                                          approximately 60 percent of its assets in equity securities that management considers to have better than average potential for appreciation and the remainder in bonds and other fixed income securities.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Capital Appreciation Fund             Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average
                                                          prospects for appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Income & Growth Fund                  Seeks dividend growth, current income and capital appreciation.
                                                          Seeks capital growth by investing in common stocks. Income is a secondary objective. The Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP International Fund                    Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation. International investing involves special risks, including currency fluctuations and political instability.
--------------------------------------------------------- -------------------------------------------------------------------
American Century VP Value Fund                            Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued at the time of purchase.
--------------------------------------------------------- -------------------------------------------------------------------
Fidelity(R) Variable Insurance Products
-----------------------------------------------------------------------------------------------------------------------------

VIP Asset ManagerSM Portfolio                             Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and
                                                          short-term instruments

--------------------------------------------------------- -------------------------------------------------------------------

VIP Asset Manager: Growth(R) Portfolio                    Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- -------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks income and capital growth consistent with reasonable risk.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks long-term capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income.The fund will also consider the
                                                          potential for capital appreciation.  The fund's goal is to achieve a yield which exceeds the composite yield on the
                                                          securities comprising the Standard & Poor's 500sm Index (S&P
                                                          500(R)).
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return through a combination of current income and capital appreciation.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks to provide capital growth.
--------------------------------------------------------- -------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income, while also considering growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Mid Capital Portfolio                                 Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Money Market Portfolio*                               Seeks as high a level of current income as is consistent with preservation of capital and liquidity.
--------------------------------------------------------- -------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Growth and Income**                     Seeks long-term growth of capital and growth of income.

--------------------------------------------------------- -------------------------------------------------------------------
Goldman Sachs Structured Small Cap Equity Fund            Seeks long-term growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Series Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------

Lord Abbett America's Value Portfolio**                   Seeks current income and capital appreciation.

--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Seeks long-term growth of capital and income without excessive fluctuation in market value.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett International Portfolio                       Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- -------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.
--------------------------------------------------------- -------------------------------------------------------------------
MFS Variable Insurance Trusts
-----------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.
--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.  The fund's objective may be
                                                          changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Research Series                                   Seeks capital appreciation. The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Total Return Series**                             Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------

MFS VIT Utilities Series**                                Seeks total return.  The fund's objective may be changed without shareholder approval.

--------------------------------------------------------- -------------------------------------------------------------------
Neuberger Berman
-----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Regency Portfolio                    Seeks growth of capital.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT High Yield Portfolio                            Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.
--------------------------------------------------------- -------------------------------------------------------------------
Premier VIT
-----------------------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio                     The Portfolio seeks capital appreciation. The portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2.2 billion at the time of purchase that the investment sub-adviser (Oppenheimer Capital LLC)
                                                          believes are undervalued in the marketplace.

--------------------------------------------------------- -------------------------------------------------------------------

ProFunds VP

-----------------------------------------------------------------------------------------------------------------------------

ProFund VP Japan**                                        Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock
                                                          Average.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Oil & Gas**                                    Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil &
                                                          Gas Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Small-Cap Value**                              Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap
                                                          600/Citigroup Value Index.

--------------------------------------------------------- -------------------------------------------------------------------

ProFund VP Ultra Mid-Cap**                                Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P
                                                          MidCap 400 Index.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Insurance Trust
-----------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset" securities. Income is a secondary consideration.
                                                          Hard assets consist of precious metals, natural resources, real estate and commodities.

--------------------------------------------------------- -------------------------------------------------------------------
Van Eck Worldwide Real Estate Fund                        Seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate
                                                          industry.
--------------------------------------------------------- -------------------------------------------------------------------

*During extended periods of low interest rates, the yields of money market investment division may become extremely low and possible negative. **Available beginning June 15, 2007.

A I M Advisors, Inc. manages the AIM Variable Insurance Funds. Fred Alger Management, Inc. manages the Alger American Fund. American Century Investment Management, Inc. manages the American Century VP Portfolios. Fidelity Management & Research Company manages the VIP Funds. Goldman Sachs Asset Management, L.P. serves as an investment adviser to the Goldman Sachs Variable Insurance Trust Funds. Lord, Abbett & Co. manages the Lord Abbett Series Fund, Inc. MFS(R)Investment Management manages the MFS(R)Variable Insurance TrustSM. Neuberger Berman Management Inc. manages the AMT Portfolios. OpCap Advisors LLC serves as the advisor to Premier VIT. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust. ProFund Advisors, LLC manages the ProFunds VP. Van Eck Associates Corporation manages the Van Eck Worldwide Insurance Trust.


The fund portfolios available under these contracts are not available for purchase directly by the general public. In addition, the fund portfolios are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.


The fund portfolios offered though the contract are selected by Midland National based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor that We consider during the selection process is whether the fund or one of its service providers (e.g., the investment advisor) will make payments to Us, and the amount of any such payments. We may use such payments for any corporate purpose, including payment of expenses that We incur in promoting, marketing, and administering the contracts, and, in Our role as an intermediary, the funds. We may profit from these payments.


You are responsible for choosing the fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by You, decisions regarding investment allocations should be carefully considered.


In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. You should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


You bear the risk of any decline in the cash value of your contract, (the contract fund) resulting from the performance of the Portfolios you have chosen.


Midland National does not provide investment advice and does not recommend or endorse any particular fund or portfolio.


You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by contacting Us at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                              Phone: (800) 272-1642
                                Fax: 605-335-3621

Effects of Market Timing
Frequent, large, programmed, or short-term transfers among the investment divisions or between the investment divisions and the General Account ("Harmful Trading) can cause risks with adverse effects for other contract owners (and beneficiaries and portfolios). These risks and harmful effects include: (1) dilution of the interests of long-term investors in an investment division if transfers into the division are made at unit values that are priced below the true value or transfers out of the investment division are made at unit values priced higher than the true value (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.


The ProFunds portfolios are designed for, and affirmatively permit, frequent and short term trading. Therefore, they may be more susceptible to these harmful effects than other portfolios. These portfolios might not be appropriate for long-term investors.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


Charges In The Funds
The funds charge for managing investments and providing services. Each portfolio's charges vary.


The Fidelity VIP portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity portfolios are based on the Initial Class. See the Fidelity VIP portfolio prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The funds, with the exception of Fidelity VIP, have annual management fees that are based on the monthly average of the net assets in each of the portfolios. The funds may also impose redemption fees, which We would deduct from Your contract fund. See each portfolio's prospectus for details.


USING YOUR CONTRACT FUND

The Contract Fund

Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 45. Monthly deductions are made beginning on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions and Charges" section on page 16 and the first monthly deduction. The balance of the premium is Your beginning contract fund.


Your contract fund reflects:

      o     the amount and frequency of premium payments,
      o deductions for the cost of insurance, additional benefits and other charges,
      o     the investment performance of Your chosen investment divisions,
      o     interest earned on amounts allocated to the General Account,
      o     impact of loans, and
      o     impact of partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account
Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate net premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day if it is a business day, otherwise the next business day's value is used. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

      o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.
      o We add any dividends or capital gains distributions paid by the portfolio on that day.
      o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

      o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0030304%, which is an effective annual rate of 1.10%. See "Charges Against The Separate Account" on page 46.

      o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions
The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance deductions. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfer Of Contract Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office at the address shown on page one of this prospectus. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)373-8557. Any requests sent to another number may not be considered received in Our Executive Office. Currently, You may make an unlimited number of free transfers of contract fund in each contract year (subject to "Transfer Limitations" below). However, We reserve the right to assess a $25 charge for each transfer after the 4th in a contract year. We reserve the right to eliminate and/or severely restrict the transfer privilege in any manner We deem appropriate for some, all or specific contract owners. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 48. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

      1) 25% of the unloaned amount in the General Account at the beginning of the contract year, or
      2)    $25,000. (We reserve the right to reduce this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Completed transfer requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed transfer request after the close of regular trading on the New York Stock Exchange, We will process the transfer request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the minimum transfer amount.


Transfer Limitations
Frequent, large, programmed or short-term transfers among investment divisions, such as those associated with "market timing" transactions, can adversely affect the portfolios and the returns achieved by contract owners. In particular, such transfers may dilute the value of the portfolios' shares, interfere with the efficient management of the portfolios' investments, and increase brokerage and administrative costs of the portfolios. In order to try to protect Our contract owners and the portfolios from potentially harmful trading activity, We have implemented certain market timing policies and procedures (the "market timing procedures"). Our market timing procedures are designed to detect and prevent frequent or short-term transfer activity among the investment divisions of the Separate Account that may adversely affect other contract owners or portfolio shareholders.

More specifically, currently Our market timing procedures are intended to detect potentially harmful trading or transfer activity by monitoring for any two interfund transfer requests on a contract within a five business day period, in which the requests are moving to and from identical subaccounts (for example, a transfer from MFS VIT New Discovery Series to Fidelity VIP Money Market, followed by a transfer from Fidelity VIP Money Market back to MFS VIT New Discovery within five business days).


We will review transfer requests, daily blotters, and transaction logs in an attempt to identify transfers that exceed these transfer parameters. When We identify a second trade within five days of the first, We will review those transfers (and other transfers in the same contract) to determine if, in our judgment, the transfers are part of a market timing strategy or otherwise have the potential to be harmful. We will honor and process the second transfer request, but if We believe that the activity is potentially harmful, We will suspend that contract's transfer privileges and We will not accept another transfer request for 14 business days. We will attempt to inform the contract owner (or registeredr) by telephone that their transfers have been deemed potentially harmful to others and that their transfer privilege is suspended for 14 days. If We do not succeed in reaching the contract owner or registered representative by phone, We will send a letter by first class mail to the contract owner's address of record.

We apply Our market timing procedures to all of the investment divisions available under the contract, including those investment divisions that invest in portfolios that affirmatively permit frequent and short-term trading (such as the ProFunds portfolios). However, We offer other variable products that do not apply market-timing procedures with respect to those portfolios (that is, frequent or short-term trading is permitted). In addition, other insurance companies offer variable life insurance and annuity contracts that may permit short-term and frequent trading in those portfolios. Therefore, if You allocate premiums or your contract fund to investment divisions that invest in the ProFunds portfolios, You may indirectly bear the effects of marketing timing or other frequent trading. These portfolios might not be appropriate for long-term investors.

In addition to Our own market timing procedures, managers of the investment portfolios might contact Us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, We will take appropriate action to protect others. In particular, We may, and We reserve the right to, reverse a potentially harmful transfer. If so, We will inform the contract owner and/or registered representative. The contract owner will bear any investment loss involved in a reversal.

To the extent permitted by applicable law, We reserve the right to delay or reject a transfer request at any time that We are unable to purchase or redeem shares of any of the portfolios available through Separate Account A, because of any refusal or restriction on purchases or redemptions of their shares on the part of the managers of the investment portfolios as a result of their own policies and procedures on market timing activities or other potentially abusive transfers. If this occurs, We will attempt to contact You by telephone for further instructions. If We are unable to contact You within 5 business days after We have been advised that Your transfer request has been refused or delayed by the investment portfolio manager, the amount intended for transfer will be retained in or returned to the originating investment division. You should also be aware that We are contractually obligated to prohibit purchases and transfers by contract owners identified by a portfolio and to provide contract owner transaction data to the portfolios. You should read the prospectuses of the portfolios for more details on their ability to refuse or restrict purchases or transfers of their shares.


In Our sole discretion, We may revise Our market timing procedures at any time without prior notice as We deem necessary or appropriate to better detect and deter frequent, programmed, large, or short-term transfers that may adversely affect other contract owners or portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We may change our parameters to monitor for a different number of transfers with different time periods, and We may include other factors, such as the size of transfers made by contract owners within given periods of time, as well as the number of "round trip" transfers into and out of particular investment divisions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, We may aggregate transfers made in two or more contracts that We believe are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

We do not include transfers made pursuant to the dollar cost averaging program and portfolio rebalancing in these limitations. We may vary Our market timing procedures from investment division to investment division, and may be more restrictive with regard to certain investment divisions than others. We may not always apply these detections methods to investment divisions investing in portfolios that, in Our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

We reserve the right to place restrictions on the methods of implementing transfers for all contract owners that We believe might otherwise engage in trading activity that is harmful to others. For example, We might only accept transfers by original "wet" contract owner signature conveyed through the U.S. mail (that is, We can refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means). We also reserve the right to implement and administer redemption fees imposed by one or more of the portfolios in the future.

Contract owners seeking to engage in frequent, programmed, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the contract may also limit Our ability to restrict or deter harmful transfers. Furthermore, the identification of contract owners determined to be engaged in transfer activity that may adversely affect other contract owners or portfolios' shareholders involves judgments that are inherently subjective. Accordingly, despite Our best efforts, We cannot guarantee that Our market timing procedures will detect every potential market timer. Some market timers may get through our controls undetected and may cause dilution in unit values for others. We apply Our market timing procedures consistently to all contract owners without special arrangement, waiver, or exception. We may vary Our market timing procedures among Our other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. In addition, because other insurance companies and/or retirement plans may invest in the portfolios, We cannot guarantee that the portfolios will not suffer harm from frequent, programmed, large, or short-term transfers among investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Dollar Cost Averaging
The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form and send it to us at our Executive Office, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating net premiums, or transferring amounts to the DCA source account. The DCA election will specify:

      a.    the DCA source account from which DCA transfers will be made,
      b. that any money received with the form is to be placed into the DCA source account,
      c. the total monthly amount to be transferred to the other investment divisions, and
      d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional net premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.


Any net premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months, will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows contractowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of contract fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your contract fund be allocated to the Fidelity VIP Growth investment division, 40% in the Fidelity VIP High Income investment division and 30% of VIP Overseas investment division. Over time, the variations in the investment divisions' investment results will shift the percentage allocations of Your contract fund. If You elect this option, then at each contract anniversary, We will transfer amounts needed to "balance" the contract fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.


Even with a Portfolio Rebalancing Option, You can only allocate Your total contract fund up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 4th one in any contract year.

Contract Loans
If Your contract has a TSA Life 403(b) Endorsement, contract loans are not available and this section is not applicable to Your contract.

Whenever Your contract has a net cash surrender value, You may borrow up to 92% of the net cash surrender value (the contract fund less the surrender charge minus any contract debt) using only Your contract as security of the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

We credit You interest on this loaned amount, currently at an annual rate of 6%. We will never credit an annual interest rate on a loaned amount lower than 4.0% After the 10th contract year, We guarantee that the annual rate of interest credited on the loaned portion of the contract fund will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the contract fund minus the total premiums paid).


A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 50.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 48. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest. Interest on a contract loan accrues daily at an annual interest rate of 8%. Interest is due on each contract anniversary or, if earlier, on the date of loan repayment, surrender, or Insured's death. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate as described above. A loan may have tax consequences. See "TAX EFFECTS" on page 50.


Repaying The Loan. You may repay all or part of a contract loan while Your contract is inforce. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account. A contract loan will reduce the contract's ultimate death benefit and cash value.

Your Contract May Lapse: Your loan may affect the amount of time that Your contract remains inforce. For example, Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the contract inforce, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund
You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. You may also call-in Your requests to Our Executive Office toll-free at (800) 272-1642 or fax Your requests to Our Executive Office at (605)373-8557. Any requests sent to another number may not be considered received in Our Executive Office. If You make more than one partial withdrawal in a contract year, We will impose a partial withdrawal charge as explained in the paragraph entitled "Withdrawal Charges" listed below. Partial withdrawals are subject to certain conditions. They must:

      o     be at least $200,
      o total no more than 20% of the net cash surrender value in any contract year,
      o allow the death benefit to remain above the minimum for which We would issue the contract at that time,
      o allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division and Our General Account. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 48.


Completed partial withdrawal requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed partial withdrawal request after the close of regular trading on the New York Stock Exchange, We will process the partial withdrawal request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


In general, We do not permit You to make a withdrawal of monies for which Your premium check has not cleared Your bank.

Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 48.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have elected death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any deductions will be effective as of the business day We receive Your request at Our Executive Office if it is received before 3:00 p.m. Central Time. Otherwise it will be effective on the following business day.

Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash.


A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 50.


Surrendering Your Contract

You may surrender Your contract for its net cash surrender value while the Insured person is living. You do this by sending both a written request and the contract to Our Executive Office. If You surrender Your contract or allow it to lapse during the surrender charge period, We will assess a surrender charge. The cash surrender value equals the cash surrender value minus any contract debt. The net cash surrender value may be very low, especially during the early contract years. During the surrender charge period, which is 15 contract years after the date of issue or an increase in face amount, the cash surrender value is the contract fund minus the surrender charge. After the surrender charge period, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the business day We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.


Completed surrender requests received at Our Executive Office before the New York Stock Exchange closes for regular trading (usually, 3:00 p.m. Central Time) are priced at the unit value determined at the close of that regular trading session of the New York Stock Exchange. If We receive Your completed surrender request after the close of regular trading on the New York Stock Exchange, We will process the surrender request at the unit value determined at the close of the next regular trading session of the New York Stock Exchange.


A surrender may have income tax consequences. See "TAX EFFECTS" on page 50.


THE GENERAL ACCOUNT

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

      o     allocating net premium and loan payments,
      o     transferring amounts from the investment divisions,
      o     securing any contract loans, or
      o     earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 4.0 %. We may, at Our sole discretion, credit interest in excess of 4.0%. You assume the risk that interest credited may not exceed 4.0% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfer Of Contract Fund" on page 37.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract form to see if the General Account is available on Your contract.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums
We deduct a premium tax charge, and in some cases a service charge from each premium upon receipt. The rest of each premium (called the net premium) is placed in Your contract fund.

Premium Tax Charge. Some states and jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax. This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of premium.

We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that Insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We make a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable Universal Life 2. The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 36. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the deferred sales charge, Our General Account assets, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.

Administrative Charges. We deduct a daily charge to cover Our record keeping and other administrative expenses. This charge includes expenses for purchasing, selling and transferring shares from the funds. The effective annual rate of this charge is 0.20% of the value of the assets in the Separate Account, attributable to the Variable Universal Life 2. The investment divisions' accumulation unit values reflect this charge.

Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund
At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.


1) Expense Charge: This charge is $5.00 per month (currently, We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.
2) Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. With the exception of the Living Needs Rider, the charges for any additional benefits You select will be deducted on the contract rider date and each monthly anniversary thereafter. See the "FEE TABLE" on page 9. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

3) Cost of Insurance Deduction: The cost of insurance is Our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance deduction, but after all of the other deductions due on that date. The amount of the cost of insurance deduction will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the Insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the Insured person that is a standard risk in the non-smoker and smoker rate classes. The Insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, non-smoker, standard risk at various ages for the first contract year.

           Illustrative Table of Monthly Cost of Insurance Rates
                  (Rounded) per $1,000 of Amount at Risk
      Male                      Guaranteed                 Current
    Attained                     Maximum                (Non-Smoker)
       Age                         Rate                     Rate
        5                          $.07                     $.07
       15                          .11                       .11
       25                          .13                       .11
       35                          .14                       .13
       45                          .29                       .26
       55                          .69                       .54
       65                          1.87                     1.24


For example, for a male non-smoker, age 35 with a $100,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deductions (taken on the date the contract is issued) is $17.87. This example assumes the current monthly expense charge of $5.00 and the current cost of insurance deduction of $12.87. The $12.87 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.13) times the amount at risk ($100,000 face less the initial contract fund of $995 which is $1,000 of premium less the $5.00 expense charge). This example assumes that there are no charges for riders or other additional benefits.


The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an Insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the Insured.

If Variable Universal Life 2 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Deductions. Any changes in the cost of insurance deduction, charges for additional benefits or expense charges will be by class of Insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Transaction Charges
In addition to the deductions described above, We charge fees for certain contract transactions:

      o Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 (or 2 percent of the amount withdrawn, whichever is less), each time You make a partial withdrawal if more than one withdrawal is made during a year.
      o Transfers. Currently, We do not charge when You make transfers of Your contract fund among investment divisions. We reserve the right to charge a $25 fee for each transfer after the fourth transfer in a contract year.

How Contract Fund Charges Are Allocated
Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deductions allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Loan Charge
Loan interest is charged in arrears on the outstanding loan. Loan interest that is unpaid when due will be added to the outstanding loan on each contract anniversary (or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the Insured's death) and will bear interest at the same rate of the loan. We currently charge an annual interest rate of 8.0% on loans.

After offsetting the 4.0% annual interest rate that We guarantee We will credit to the portion of Our General Account securing the loan, against the maximum loan interest rate of 8.0%, the maximum guaranteed net cost of the loans is 4.0% annually in contract years 1-10. However, the current net cost of the loans is 2.0% in contract years 1-10. The current net cost of 2.0% is derived by taking the 8.0% annual interest rate that We currently charge on loans and reducing it by the 6.0% annual interest rate We currently credit to the portion of the General Account securing the standard loan. If You take a loan after the 10th contract year, We guarantee that the net cost of the loan will be 0%.

Surrender Charges
The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for the surrender charge period (this period is 15 contract years after the date of issue or increase in face amount). It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the surrender charge period. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the surrender charges, We will cover them with other assets. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest. The cash surrender value is the contract fund minus the surrender charge.

The surrender charge includes a deferred sales charge and a deferred issue charge. The deferred sales charge is the sum of two pieces:

      1) 30% of any premium payment in the first 2 contract years up to one guideline annual premium.
      2)    9% of all other premium payments.

The sum of the above pieces is also limited by the Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 10 contract years, the maximum deferred sales charge will be imposed. Beginning in the 11th year the deferred sales charge will be reduced in accordance with the following percentages:

            Contract Year                     Percentage Multiple
                  11                                 83.33%
                  12                                 66.67%
                  13                                 50.00%
                  14                                 33.33%
                  15                                 16.67%
              16 and up                              0.00%


If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 9% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 9%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the deferred sales charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the deferred sales charge will not be affected.

You will not incur any deferred sales charge, regardless of the amount and timing of premiums, if You keep this contract inforce for fifteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 15th contract year, there is no deferred issue charge.

                 Table of Deferred Issue Charges
                    Per $1,000 of Face Amount

              Contract
                Year                 Charge
                1-10                 $3.00
                 11                  $2.50
                 12                  $2.00
                 13                  $1.50
                 14                  $1.00
                 15                  $0.50
                16+                  $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount inforce during the life of the contract.

Accordingly, the maximum surrender charge is 30% of premiums paid, plus $3.00 per thousand dollars of face amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.

Portfolio Expenses
The value of the net assets of each investment division reflects the management fees and other expenses incurred by the corresponding portfolio in which the investment divisions invest. Some portfolios also deduct 12b-1 fees from portfolio assets. You pay these fees and expenses indirectly. Some portfolios may also impose redemption fees, which We would deduct directly from Your contract fund. For further information, consult the portfolios' prospectuses.


                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements particularly if You pay the full amount of premiums under the contract. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, We believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through the funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General
We believe that the death benefit under a contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "Modified Endowment Contract."

Modified Endowment Contracts ("MEC")
Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent Your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

      1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.
      2) Loans taken from or secured by a contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
      3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th contract year are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract
Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans
In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences. There is uncertainty regarding the tax treatment of loans where the contract has not lapsed due to operation of a lapse protection feature, including the Benefit Extension Rider. Anyone contemplating the purchase of the contract with the Benefit Extension Rider should be aware that the tax consequences of the Benefit Extension Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Benefit Extension Rider causes the contract to be converted into a fixed contract. You should consult with and rely on a tax advisor as to the tax risks associated with the Benefit Extension Rider.

Treatment of the Benefit Extension Rider
This contract may be purchased with the intention of accumulating cash value (i.e. contract fund) on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the contract without allowing the contract to lapse. The aim of this strategy is to continue borrowing from the contract until its contract fund is just enough to pay off the contract loans that have been taken out and then relying on the Benefit Extension Rider to keep the contract in force until the death of the insured. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, if the death benefit under the benefit extension rider is lower than the contract's original death benefit, then the contract might become a MEC which could result in a significant tax liability attributable to the balance of any contract debt. Second, this strategy will fail to achieve its goal if the contract is a MEC or becomes a MEC after the periodic borrowing begins. Third, this strategy has not been ruled on by the Internal Revenue Service (the "IRS") or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this contract may be treated as taxable distributions when the rider causes the contract to be converted to a fixed contract. In that event, assuming contract loans have not already been subject to tax as distributions, a significant tax liability could arise. Anyone considering using the contract as a source of tax-free income by taking out contract loans should, before purchasing the contract, consult with and rely on a competent tax advisor about the tax risks inherent in such a strategy.

Withholding
To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance contract purchase.

Multiple Contracts
All Modified Endowment Contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100
The tax consequences of continuing the contract beyond the Insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract inforce beyond the Insured's 100th year.

Section 1035 Exchanges
Generally, there are no tax consequences when you exchange one life insurance contract for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new contract may cause it to be treated as a modified endowment contract. The new contract may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original contract was issued, if you exchange your contract. You should consult with a tax advisor if you are considering exchanging any life insurance contract.

Living Needs Rider
We believe that payments received under the Living Needs rider should be fully excludable from the gross income of the beneficiary if the beneficiary is the Insured under the contract. However, You should consult a qualified tax adviser about the consequences of adding this rider to a contract or requesting payment under this rider.

Business Uses of Contract
Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor.


Employer-Owned Life Insurance Contracts
Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


Non-Individual Owners and Business Beneficiaries of Contracts
If a contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the contract. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a contract, this contract could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a contract, or before a business (other than a sole proprietorship) is made a beneficiary of a contract.

Split-Dollar Arrangements
The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the contract. If the Owner was not the Insured, the fair market value of the contract would be included in the Owner's estate upon the Owner's death. The contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of contract ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001
The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.


Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.


Our Income Taxes
Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.


                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

YOUR RIGHT TO EXAMINE THIS CONTRACT

For a limited period of time, as specified in Your contract, You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You can cancel the contract by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

      o     10 days after You receive Your contract,
      o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or
      o     45 days after You sign Part 1 of the contract application.

If state law requires a longer right to examine period, it will be noted on the cover page of Your contract.

In all cases, We allocate Your premiums according to Your instructions on the contract's record date. Generally, if You cancel Your contract during the right to examine period, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application. Where required by state law, We will refund the sum of all premiums paid.

Insurance coverage ends when You send Your request.

YOUR CONTRACT CAN LAPSE

Your Variable Universal Life 2 insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun and the amount of current premium due.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your contract has ended without value.

If the Insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

YOU MAY REINSTATE YOUR CONTRACT

You may reinstate the contract within 5 years after lapse. To reinstate the contract, You must:

      o     fully complete an application for reinstatement,
      o provide satisfactory evidence of insurability for the person or persons to be Insured,
      o pay enough premium to cover all overdue monthly deductions, or minimum premium depending on the duration of the contract and the minimum premium period,
      o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charges,
      o     pay or restore any contract debt.

The effective date of reinstatement will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will be reinstated.


You may not reinstate a contract once it is surrendered.


CONTRACT PERIODS AND ANNIVERSARIES


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date or the date of any face amount increase. See "Limits On Our Right To Challenge The Contract" on page 59.


MATURITY DATE

The maturity date is the first contract anniversary after the Insured person's 100th birthday. The contract ends on that date if the Insured person is still alive and the maturity benefit is paid.

If the Insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

      (a)   The contract can not be in the grace period;
      (b) All of the contract fund must be transferred to either the General Account or the Money Market investment division; and
      (c)   Death benefit option 1 must be elected.

(See the "Extended Maturity Option" section on page 26 for further details about this option.)


If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date. See "TAX EFFECTS" on page 50.


WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account and We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

      o add investment divisions to, or remove investment divisions from, Our Separate Account;
      o     combine two or more investment divisions within Our Separate
            Account;
      o withdraw assets relating to Variable Universal Life 2 from one investment division and put them into another;
      o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
      o register or end the registration of Our Separate Account under the Investment Company Act of 1940;
      o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);
      o     disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

      o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own judgment or that of an outside advisor. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.


If automatic allocations (such as premiums automatically deducted from Your paycheck or bank account, or dollar cost averaging) are being made into an investment division that is removed or no longer available, and if You do not give Us other instructions, then any amounts that would have gone into the removed or closed investment division will be allocated to the money market investment division.

LIMITS ON OUR RIGHT TO CHALLENGE THE CONTRACT

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the Insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

      o We cannot challenge the contract after it has been in effect, during the Insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)
      o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the Insured person's lifetime.
      o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the Insured person in the event that the Insured person becomes totally disabled.
      o If the Insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.
      o If the Insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured person's correct age and sex.
      o If the Insured person commits suicide within two years after the date on which the contract was issued, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the Insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the Insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments
In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amounts of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not Insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods
Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.
You have the following payment options:

      1. Proceeds Left at Interest: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.
      2.    Installment Options: There are two ways that We pay installments:
            a. Payment for a Specified Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.
            b. Payment of a Specified Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.
      3. Payment of a Life Income: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:
            1.    at least 5 years (called "5 Years Certain");
            2.    at least 10 years (called "10 Years Certain");
            3.    at least 20 years (called "20 Years Certain"); or
            4. payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.
      4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

      o     rules on the minimum amount We will pay under an option,

      o     minimum amounts for installment payments,

      o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

      o the naming of people who are entitled to receive payment and their successors, and

      o     the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.

YOUR BENEFICIARY

You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the Insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the Insured person dies, then We will pay the death benefit to the insured person's estate.

ASSIGNING YOUR CONTRACT

You may assign Your rights to this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS CONTRACT

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the Insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

      1) We are investigating the claim, contesting the contract, determining that the beneficiary is qualified to receive the proceeds (e.g., is not a minor or responsible for causing the death), or resolving other issues that must be determined before payment (e.g., conflicting claims to the proceeds).
      2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
      3) The SEC, by order, permits Us to delay payment to protect Our contract owners.


We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premium on a Midland National insurance policy or contract.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to government agencies or departments.

CHANGE OF ADDRESS NOTIFICATION

To protect You from fraud or theft, We will verify any changes in address You request by sending a confirmation of the change of address to Your old address.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

      o     to elect the funds' Board of Directors,
      o     to ratify the selection of independent auditors for the funds, and
      o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.


If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.


You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

DISTRIBUTION OF THE CONTRACTS

We have entered into a distribution agreement with Our affiliate, Sammons Securities Company, LLC ("Sammons Securities Company") for the distribution and sale of the contracts. Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company offers the contracts through its registered representatives. Sammons Securities Company may enter into written sales agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay commissions to Sammons Securities Company for sales of the contracts by its registered representatives as well as by selling firms.

Sales commissions may vary, but the maximum commission payable for contract sales is 70% of premiums during contract year 1, 5.0% during contract years 2-15, and 0.00% following contract year 15. We may also pay additional commissions calculated as a percentage of Your contract fund value at specified times (e.g. at the end of the fifth contract year). Further, for each premium received following an increase in base face amount, a commission on that premium will be paid up to the target premium for the increase in each year. The commission for the increase in face amount will be calculated using the commission rates for the corresponding contract year. We pay commissions for contracts sold to contract owners in the substandard risk underwriting class and for rider premiums based on Our rules at the time of payment. We may also pay additional amounts and reimburse additional expenses of Sammons Securities Company based on various factors.

We also pay for some of Sammons Securities Company's expenses, including the following sales expenses: registered representative training allowances; compensation and bonuses for the Sammons Securities Company's management team; advertising expenses; and all other expenses of distributing the contracts. Sammons Securities Company pays its registered representatives all or a portion of the commissions received for their sales of contracts. Registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that We may provide jointly with Sammons Securities Company.

Non-cash items that We and Sammons Securities Company may provide include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, Sammons Securities Company's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help registered representatives and/or their managers qualify for such benefits. Sammons Securities Company's registered representatives and managers may receive other payments from Us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask Your registered representative for further information about what Your registered representative and the selling firm for which he or she works may receive in connection with Your purchase of a contract.


We intend to recoup commissions and other sales expenses indirectly through the following fees and charges deducted under the contract: (a) the premium load;
(b) the surrender charge; (c) the mortality and expense charge; (d) the cost of insurance charge; (e) payments, if any, received from the funds or their managers; and (f) investment earnings on amounts allocated under contracts to the General Account. Commissions and other incentives or payments described above are not charged directly to You or the Separate Account but they are reflected in the fees and charges that You do pay directly or indirectly.


The Statement of Additional Information (SAI) can provide You with more detailed information about distribution expenses, commissions, and compensation than is contained in this prospectus. A free copy of the SAI can be obtained by calling
(800) 272-1642 or by contacting Your registered representative.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it the Separate Account, or Sammons Securities Company, LLC.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Attained Age means the issue age plus the number of complete contract years since the contract date.

Beneficiary means the person or persons, named by You, who will receive the proceeds upon the death of the Insured.

Business Day means any day the New York Stock Exchange is open for regular trading and ends at the close of regular trading (usually 3:00 p.m. Central
Time).

Cash Surrender Value means the contract fund the date of surrender, less any surrender charge.

Contract Anniversary means the same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Debt means the total loan on the contract on that date plus the interest that has accrued but has not been paid as of that date.

Contract Fund means sum of the amounts You have in Our General Account and in the investment divisions of Our Separate Account.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the Insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the Insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in face amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

You may also reach Us at Our Executive Office by calling Us toll-free at (800) 272-1642 or faxing Us at (605) 373-8557.

Face Amount means the amount stated on the face of Your contract that will be paid either upon the death of the Insured or the contract maturity, whichever date is earliest.

Funds means the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the contract date or as later changed by Us.

Inforce means the Insured person's life remains Insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Issue Age means the age of the Insured person on the birthday which immediately precedes the contract date.

Minimum Premium Period means the period of time beginning on the contract date and ending five years from the contract date.

Modified Endowment Contract ("MEC") means a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an Inforce contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Specified Amount means the face amount of the contract. The term "specified amount" used in Your contract has the same meaning as the term "face amount" used in this prospectus.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales-related expenses and issue related expenses.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including more information about distribution, expenses and compensation than is contained in this Prospectus. The SAI is incorporated by referenced into this Prospectus and is legally a part of this Prospectus. A free copy of the SAI can be obtained by calling (800) 272-1642 or by contacting Your registered representative. We will send You a copy of the SAI within 3 business days of Your request.

Personalized illustrations of death benefits, cash surrender values, and contract fund are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                                 (800) 272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Midland National Life Insurance Company are also available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102


SEC File No. 811-05271

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                            VARIABLE UNIVERSAL LIFE 2
                Flexible Premium Variable Universal Life Contract

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
             (through the Midland National Life Separate Account A)




This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Universal Life 2 Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2007, by contacting Us at Our Executive Office at:




                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193
                           (605) 335-5700 (telephone)
                      (800) 272-1642 (toll-free telephone)
               (605) 373-8557 (facsimile for transaction requests)
             (605) 335-3621 (facsimile for administrative requests)




Terms used in the current prospectus for the contract are incorporated in this statement.






This statement of additional information is not a prospectus and should be read only in conjunction with the prospectus for this contract and the prospectuses for the 41 Portfolios currently available in the contract (50 portfolios will be available after June 15th, 2007).








                                Dated May 1, 2007

                                                      TABLE OF CONTENTS
THE CONTRACT..........................................................................................................3
      Contract Owner..................................................................................................3
      Death Benefit...................................................................................................3
      Payment Options.................................................................................................4
      Premium Limitations.............................................................................................4
ABOUT US..............................................................................................................5
      Midland National Life Insurance Company.........................................................................5
      Our Separate Account A..........................................................................................5
      Our Reports To Contract Owners..................................................................................5
      Dividends.......................................................................................................6
      Distribution Of The Contracts...................................................................................6
      Regulation......................................................................................................7
      Discount For Employees Of Sammons Enterprises, Inc..............................................................7
      Legal Matters...................................................................................................7
      Financial Matters...............................................................................................7
      Additional Information..........................................................................................7
PERFORMANCE...........................................................................................................8
      Historical Annualized Returns...................................................................................8
      Historical Cumulative Returns...................................................................................9
ILLUSTRATIONS........................................................................................................11
FINANCIAL STATEMENTS.................................................................................................11

                                  THE CONTRACT


The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner
The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

      1.    Transfer ownership of Your contract by absolute assignment;
      2.    Designate, change or revoke a contingent owner; or
      3.    Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

      1.    Change the irrevocable beneficiary during the insured's lifetime;
      2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or
      3.    Agree with Us to any change or amendment of Your contract.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit
As long as the policy is still inforce, We will pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your contract. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                                                Table of Corridor Percentages
                                                    Based on Contract Fund

  If the Insured       The Death Benefit Will Be At       If the Insured     The Death Benefit Will Be At Least
   Person's Age       Least Equal To This Percent Of       Person's Age         Equal To This Percent Of The
     Is This                 The Contract Fund               Is This                    Contract Fund
       0-40                        250%                         60                          130%
        41                         243%                         61                          128%
        42                         236%                         62                          126%
        43                         229%                         63                          124%
        44                         222%                         64                          122%
        45                         215%                         65                          120%
        46                         209%                         66                          119%
        47                         203%                         67                          118%
        48                         197%                         68                          117%
        49                         191%                         69                          116%
        50                         185%                         70                          115%
        51                         178%                         71                          113%
        52                         171%                         72                          111%
        53                         164%                         73                          109%
        54                         157%                         74                          107%
        55                         150%                       75-90                         105%
        56                         146%                         91                          104%
        57                         142%                         92                          103%
        58                         138%                         93                          102%
        59                         134%                         94                          101%
                                                              95-99                         100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options
You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations
Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company
We are Midland National Life Insurance Company, a stock life insurance company. We were organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name, Midland National Life Insurance Company, was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A
The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment contracts. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any of Our other liabilities. We are obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the forty-one investment divisions of Our Separate Account at any one time.

Our Reports To Contract Owners
Shortly after the end of the third, sixth, ninth, and twelfth contract months of each contract year, We will send You reports that show:

      o     the current death benefit for Your contract,
      o     Your contract fund,
      o     information about investment divisions,
      o     the cash surrender value of Your contract,
      o     the amount of Your outstanding contract loans,
      o     the amount of any interest that You owe on the loan, and
      o     information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the contract year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

Dividends
We do not pay any dividends on these contracts.

Distribution Of The Contracts
The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.

Sammons Securities Company, LLC ("Sammons Securities Company") serves as principal underwriter for the contracts. Sammons Securities Company is a Delaware limited liability company and is its home office is located at 4261 Park Road, Ann Arbor, Michigan 48103. Sammons Securities Company is an indirect, wholly-owned subsidiary of Sammons Enterprises, Inc. of Dallas, Texas which in turn is the ultimate parent company Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Sammons Securities Company offers the policies through its registered representatives. Sammons Securities Company is a member of the Securities Investor Protection Corporation. Sammons Securities Company also may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Registered representatives are appointed as our insurance agents.

Sammons Securities Company received sales compensation with respect to these contracts and other variable life policies not included in this registration statement under the Midland National Life Separate Account A in the following amounts during the years indicated:

---------------------- ---------------------------------------------- -----------------------------------------------------
                       Amount of Commissions Paid to Sammons          Aggregate Amount of Commissions Retained by
Fiscal year            Securities Company*                            Sammons Securities Company*
---------------------- ---------------------------------------------- -----------------------------------------------------
2004                   $11,280,611                                    $84,005
---------------------- ---------------------------------------------- -----------------------------------------------------
2005                   $10,657,189                                    $208,742
---------------------- ---------------------------------------------- -----------------------------------------------------

2006                   $8,802,816                                     $88,356

---------------------- ---------------------------------------------- -----------------------------------------------------

* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance contracts under Separate Account A.

Sammons Securities Company passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the contracts. However, under the distribution agreement with Sammons Securities Company, We pay the following sales expenses:

      o     sales representative training allowances,
      o     deferred compensation and insurance benefits,
      o     advertising expenses, and
      o     all other expenses of distributing the contracts.

We and/or Sammons Securities Company may pay certain selling firms additional amounts for

      o "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to their sales representatives;
      o     sales promotions relating to the policies;
      o costs associated with sales conferences and educational seminars for their sales representatives; and
      o     other sales expenses incurred by them.

We and/or Sammons Securities Company may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain United States possessions and territories.


Regulation
We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

Discount For Employees Of Sammons Enterprises, Inc.
Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Us will be paid into the employee's contract during the first year. All other contract provisions will apply.

Legal Matters
The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is Bank of America Plaza, 800 Market Street, St. Louis, MO 63101-2695. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.


Additional Information
We have filed a Registration Statement relating to the Separate Account and the variable life insurance contract described in this SAI with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this SAI under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance.
Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns


As of December 31, 2006

------------------------------------------------------------------------------------------------------------
          Investment Division              Date of               1-Year            5-Year            Life of
                                          Inception                                                   Fund
------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund          9/21/1999               13.98%            6.99%             7.60%

------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund          5/22/1997                3.01%            2.20%             7.46%

------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio            1/9/1989                1.50%            1.21%            11.18%

------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap           1/25/1995

Portfolio                                                         15.28%            4.39%            13.96%

------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth               5/3/1993

Portfolio                                                          6.48%            5.98%            13.12%

------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization       9/21/1988

Portfolio                                                         16.57%           10.08%            10.28%

------------------------------------------------------------------------------------------------------------

American Century VP Balanced Fund          5/1/1991                7.25%            5.20%             6.66%

------------------------------------------------------------------------------------------------------------
American Century VP Capital               11/20/1987

Appreciation Fund                                                 13.05%            6.64%             7.02%

------------------------------------------------------------------------------------------------------------
American Century VP Income &              10/30/1997

Growth Fund                                                       13.29%            6.32%             6.03%

------------------------------------------------------------------------------------------------------------
American Century VP International          5/1/1994

Fund                                                              20.78%            9.01%             6.95%

------------------------------------------------------------------------------------------------------------

American Century VP Value Fund             5/1/1996               16.33%            8.76%            10.12%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Asset Manager Portfolio       1/3/1995                5.07%            3.68%             7.19%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth         9/6/1989

Portfolio                                                          4.43%            2.99%             6.68%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio            1/3/1995                8.92%            4.80%             6.26%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio          1/3/1995                8.38%           10.71%            12.88%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Equity-Income Portfolio      10/9/1986               16.80%            7.73%            10.05%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income              12/31/1996               9.77%            4.66%             6.63%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities          1/3/1995

Portfolio                                                          1.65%            3.31%             6.13%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio             10/9/1986                4.19%            0.55%             9.42%

------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio        9/19/1985               10.00%            9.32%             6.59%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio          8/27/1992               12.46%            4.82%             9.54%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond        12/5/1988

Portfolio                                                          3.34%            4.16%             5.93%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio            12/28/1998               8.30%           14.34%            17.96%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market Portfolio        4/1/1982                3.71%            1.21%             4.52%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio           1/28/1987               14.52%           11.66%             6.58%

------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured Small         5/1/2006
Cap Equity Fund                                                   11.25%           10.26%             6.62%

------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income             12/11/1989              14.03%            6.69%            10.98%

------------------------------------------------------------------------------------------------------------

Lord Abbett International                 9/15/1999               24.60%           16.87%             5.78%

------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value                 9/15/1999               10.04%            9.97%            13.66%

------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series            7/24/1995                5.03%            1.68%             6.89%

------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series            10/9/1995                9.59%            4.24%             7.11%

------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series               5/1/1998               10.68%            1.87%             6.56%

------------------------------------------------------------------------------------------------------------

MFS VIT Research Series                   7/26/1995                7.17%            4.16%             6.81%

------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency               5/1/2006
Portfolio                                                          5.98%           11.49%            10.51%

------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio            4/30/1998                7.89%            7.43%             4.45%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio          2/16/1999                2.71%            2.09%             3.11%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio           9/30/1999               -0.31%            6.39%             7.24%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio          12/31/1997               2.69%            3.93%             4.55%

------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap Portfolio      5/1/2006               22.92%            8.78%            11.21%

------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund         9/1/1989               14.08%           24.70%             8.08%

------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate Fund         5/1/2006               26.55%           21.15%            13.06%

------------------------------------------------------------------------------------------------------------


Historical Cumulative Returns


As of December 31,2006


------------------------------------------------------------------------------------------------------------
        Investment Division           Date of               1-Year              5-Year              Life of
                                     Inception                                                        Fund
------------------------------------------------------------------------------------------------------------

AIM V.I. Financial Services Fund     9/21/1999              13.98%              40.19%               70.48%

------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Fund     5/22/1997               3.01%              11.49%               99.75%

------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio      1/9/1989                1.50%               6.20%              572.74%

------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap      1/25/1995

Portfolio                                                   15.28%              23.96%              376.00%

------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth         5/3/1993

Portfolio                                                    6.48%              33.70%              439.45%

------------------------------------------------------------------------------------------------------------
Alger American Small                 9/21/1988

Capitalization Portfolio                                    16.57%              61.64%              498.64%

------------------------------------------------------------------------------------------------------------
American Century VP Balanced         5/1/1991

Fund                                                         7.25%              28.85%              174.82%

------------------------------------------------------------------------------------------------------------
American Century VP Capital         11/20/1987

Appreciation Fund                                           13.05%              37.91%              266.06%

------------------------------------------------------------------------------------------------------------
American Century VP Income &        10/30/1997

Growth Fund                                                 13.29%              35.85%               71.13%

------------------------------------------------------------------------------------------------------------
American Century VP                  5/1/1994

International Fund                                          20.78%              53.93%              134.38%

------------------------------------------------------------------------------------------------------------

American Century VP Value Fund       5/1/1996               16.33%              52.18%              179.82%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager           1/3/1995

Portfolio                                                    5.07%              19.80%              233.07%

------------------------------------------------------------------------------------------------------------
 Fidelity VIP Asset Manager:         9/6/1989

Growth Portfolio                                             4.43%              15.87%              117.27%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Balanced Portfolio      1/3/1995                8.92%              26.42%              107.22%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Contrafund Portfolio    1/3/1995                8.38%              66.32%              327.96%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income           10/9/1986

Portfolio                                                   16.80%              45.11%              594.75%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth & Income        12/31/1996               9.77%              25.58%               90.08%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities    1/3/1995

Portfolio                                                    1.65%              17.68%              104.20%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Growth Portfolio        10/9/1986               4.19%               2.78%              518.53%

------------------------------------------------------------------------------------------------------------

Fidelity VIP High Income Portfolio   9/19/1985              10.00%              56.13%              289.27%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Index 500 Portfolio     8/27/1992              12.46%              26.54%              269.83%

------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade        12/5/1988

Bond Portfolio                                               3.34%              22.60%              183.40%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Mid Cap Portfolio      12/28/1998               8.30%              95.43%              275.72%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Money Market            4/1/1982
Portfolio                                                    3.71%               6.20%              198.89%

------------------------------------------------------------------------------------------------------------

Fidelity VIP Overseas Portfolio      1/28/1987              14.52%              73.58%              256.26%

------------------------------------------------------------------------------------------------------------

Goldman Sachs VIT Structured         5/1/2006
Small Cap Equity Fund                                       11.25%              62.96%               76.74%

------------------------------------------------------------------------------------------------------------

Lord Abbett Growth and Income       12/11/1989              14.03%              38.24%              491.75%

------------------------------------------------------------------------------------------------------------

Lord Abbett International            9/15/1999              24.60%             118.03%               50.70%

------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value            9/15/1999              10.04%              60.83%              154.60%

------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series       7/24/1995               5.03%               8.69%              114.40%

------------------------------------------------------------------------------------------------------------

MFS VIT Investors Trust Series       10/9/1995               9.59%              23.08%              116.35%

------------------------------------------------------------------------------------------------------------

MFS VIT New Discovery Series         5/1/1998               10.68%               9.71%               73.52%

------------------------------------------------------------------------------------------------------------

MFS VIT Research Series              7/26/1995               7.17%              22.60%              112.50%

------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Regency         5/1/2006
Portfolio                                                    5.98%              72.26%               70.88%

------------------------------------------------------------------------------------------------------------

PIMCO VIT High Yield Portfolio       4/30/1998               7.89%              43.10%               45.90%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio     2/16/1999               2.71%              10.90%               27.28%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Real Return Portfolio      9/30/1999              -0.31%              36.30%               66.08%

------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio    12/31/1997               2.69%              21.26%               49.29%

------------------------------------------------------------------------------------------------------------

Premier VIT OpCap Small Cap          5/1/2006
Portfolio                                                   22.92%              52.32%              608.45%

------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets        9/1/1989

Fund                                                        14.08%             201.53%              284.79%

------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Real Estate        5/1/2006               26.55%             160.99%              222.08%
Fund

------------------------------------------------------------------------------------------------------------

                                  ILLUSTRATIONS


Midland National may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The hypothetical illustrations are designed to show the performance that could have resulted if the contract had been in existence during the period illustrated and do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.) Consolidated Financial Statements
December 31, 2006, 2005 and 2004

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Index
December 31, 2006, 2005 and 2004
------------------------------------------------------------------------------


                                                                       Page(s)


Report of Independent Registered Public Accounting Firm......................1


Consolidated Financial Statements


Balance Sheets...............................................................2


Statements of Income.........................................................3


Statements of Stockholder's Equity...........................................4


Statements of Cash Flows...................................................5-6


Notes to Consolidated Financial Statements................................7-37

PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com








             Report of Independent Registered Public Accounting Firm



The Board of Directors and Shareholder of
Midland National Life Insurance Company and Subsidiary



In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of consolidated stockholder's equity, and of consolidated cash flows present fairly, in all material respects, the consolidated financial position of Midland National Life Insurance Company and Subsidiary (an indirect, wholly owned subsidiary of Sammons Enterprises, Inc.) (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As discussed in Note 1 to the consolidated financial statements the Company changed its method of accounting in 2004 for certain contracts issued by adopting American Institute of Certified Public Accountants Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, and for modified coinsurance reinsurance by adopting Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments.


\s\

March 13, 2007


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Balance Sheets
-----------------------------------------------------------------------------------------------------------------------
December 31, 2006 and 2005

(Amounts in Thousands, except par value and shares)                                     2006                2005

Assets
Investments
    Fixed maturities, available for sale, at fair value                                 $18,275,097         $16,375,214
    Equity securities, at fair value                                                        552,734             328,639
    Mortgage loans                                                                          311,305             361,863
    Policy loans                                                                            285,764             275,764
    Short-term investments                                                                  382,545             161,971
    Other invested assets and derivatives                                                   531,238             373,208
                                                                                  ------------------  ------------------
              Total investments                                                          20,338,683          17,876,659
Cash                                                                                         37,297              11,097
Accrued investment income                                                                   169,236             168,913
Deferred policy acquisition costs                                                         1,341,489           1,198,367
Deferred sales inducements                                                                  414,545             354,330
Present value of future profits of acquired businesses                                       34,129              39,017
Federal income tax asset                                                                    145,584             150,887
Other receivables and other assets                                                           96,506              85,963
Reinsurance receivables                                                                   1,592,144           1,522,460
Separate account assets                                                                     903,349             722,300
                                                                                  ------------------  ------------------
              Total assets                                                              $25,072,962         $22,129,993
                                                                                  ------------------  ------------------
Liabilities
    Policyholder account balances                                                       $19,272,874         $17,078,063
    Policy benefit reserves                                                                 824,405             835,581
    Policy claims and benefits payable                                                      101,050             101,674
    Repurchase agreements and collateral on derivatives                                   2,223,497           1,719,278
    Other liabilities                                                                       368,815             377,624
    Separate account liabilities                                                            903,349             722,300
                                                                                  ------------------  ------------------
              Total liabilities                                                          23,693,990          20,834,520
                                                                                  ------------------  ------------------
Stockholder's equity
Common stock, $1 par value, 2,549,439 shares authorized,
 2,548,878 shares outstanding                                                                 2,549               2,549
Additional paid-in capital                                                                  268,707             268,707
Accumulated other comprehensive income                                                       12,823              38,441
Retained earnings                                                                         1,094,893             985,776
                                                                                  ------------------  ------------------
              Total stockholder's equity                                                  1,378,972           1,295,473
                                                                                  ------------------  ------------------
              Total liabilities and stockholder's equity                                $25,072,962         $22,129,993
                                                                                  ------------------  ------------------


The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Income
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                      2006                2005               2004

Revenues
Premiums                                                                  $ 114,767           $ 113,264          $ 109,095
Interest sensitive life and investment product charges                      260,975             254,309            231,404
Net investment income                                                       953,440             811,652            827,653
Net realized investment losses                                              (26,166)            (26,244)            (3,914)
Net gains (losses) on derivatives                                            42,266              78,591             (8,063)
Other income                                                                 11,710               8,870              6,300
                                                                    ----------------   -----------------  -----------------
              Total revenue                                               1,356,992           1,240,442          1,162,475
                                                                    ----------------   -----------------  -----------------
Benefits and expenses
Benefits incurred                                                           202,877             201,024            206,798
Amortization of deferred sales inducements                                   49,897              42,761             21,076
Interest credited to policyholder account balances                          596,330             514,013            575,534
                                                                    ----------------   -----------------  -----------------
              Total benefits                                                849,104             757,798            803,408
                                                                    ----------------   -----------------  -----------------
Operating expenses (net of commissions and other
 expenses deferred)                                                          98,895              88,726             74,462
Amortization of deferred policy acquisition costs and
 present value of future profits of acquired businesses                     171,773             175,954            116,504
                                                                    ----------------   -----------------  -----------------
              Total benefits and expenses                                 1,119,772           1,022,478            994,374
                                                                    ----------------   -----------------  -----------------
              Income before income taxes and cumulative
               effect of a change in accounting principle                   237,220             217,964            168,101
Income tax expense                                                           80,903              69,007             58,318
                                                                    ----------------   -----------------  -----------------
              Income before cumulative effect of a
               change in accounting principle                               156,317             148,957            109,783
Cumulative effect on prior years of change in
 accounting principle                                                             -                   -             (7,549)
                                                                    ----------------   -----------------  -----------------
              Net income                                                  $ 156,317           $ 148,957          $ 102,234
                                                                    ----------------   -----------------  -----------------


The accompanying notes are an integral part of these financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

                                                                                                                       Accumulated
                                                                                 Additional                               Other
                                                                     Common        Paid-in          Comprehensive     Comprehensive
(Amounts in Thousands)                                               Stock         Capital          Income                Income

Balances at December 31, 2003                                         $ 2,549        $268,707                            $ 65,252
Comprehensive income
    Net income                                                                                        $102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                                   (2,920)            (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                             34,911             34,911
                                                                                                 --------------
              Total comprehensive income                                                              $134,225
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2004                                           2,549         268,707                              97,243
Comprehensive income
    Net income                                                                                        $148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                                     (1,638)            (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                          (57,164)           (57,164)
                                                                                                 --------------
              Total comprehensive income                                                              $ 90,155
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2005                                           2,549         268,707                              38,441

Comprehensive income
    Net income                                                                                        $156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                          652                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                          (26,270)           (26,270)
                                                                                                 --------------
              Total comprehensive income                                                              $130,699
                                                                                                 --------------
Dividends paid on common stock
                                                                   -----------  --------------                       -------------
Balances at December 31, 2006                                         $ 2,549        $268,707                            $ 12,823
                                                                   ===========  ==============                       =============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Stockholder's Equity   (Continued)
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004


                                                                                            Total
                                                                           Retained      Stockholder's
(Amounts in Thousands)                                                      Earnings        Equity

Balances at December 31, 2003                                             $ 820,585      $ 1,157,093
Comprehensive income
    Net income                                                              102,234          102,234
    Other comprehensive income
      Minimum pension liability (net of tax ($1,572))                                         (2,920)
      Net unrealized gain on available-for-sale investments
       and certain interest rate swaps (net of tax $18,798)                                   34,911

              Total comprehensive income

Dividends paid on common stock                                              (41,000)         (41,000)
                                                                     ---------------  ---------------
Balances at December 31, 2004                                               881,819        1,250,318
Comprehensive income
    Net income                                                              148,957          148,957
    Other comprehensive income
      Minimum pension liability (net of tax ($882))                                           (1,638)
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($30,781))                                (57,164)

              Total comprehensive income

Dividends paid on common stock                                              (45,000)         (45,000)
                                                                     ---------------  ---------------
Balances at December 31, 2005                                               985,776        1,295,473

Comprehensive income
    Net income                                                              156,317          156,317
    Other comprehensive income
      Minimum pension liability (net of tax $351)                                                652
      Net unrealized loss on available-for-sale investments
       and certain interest rate swaps (net of tax ($14,145))                                (26,270)

              Total comprehensive income

Dividends paid on common stock                                              (47,200)         (47,200)
                                                                     ---------------  ---------------
Balances at December 31, 2006                                           $ 1,094,893      $ 1,378,972
                                                                     ===============  ===============

The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Consolidated Statements of Cash Flows
-----------------------------------------------------------------------------------------------------------------------
Years Ended December 31, 2006, 2005 and 2004

(Amounts in Thousands)                                                       2006               2005               2004

Cash flows from operating activities
Net income                                                                 $ 156,317          $ 148,957          $ 102,234
Adjustments to reconcile net income to net cash
 (used in) provided by operating activities
    Amortization of deferred policy acquisition costs,
     deferred sales inducements and
     present value of future profits of
     acquired businesses                                                     221,670            218,715            137,580
    Net amortization of premiums and discounts on
     investments                                                             183,444            139,364            102,659
    Policy acquisition costs deferred                                       (255,300)          (229,790)          (222,276)
    Sales inducements costs deferred                                        (103,769)           (97,997)           (99,767)
    Net realized investment losses                                            26,166             26,244              3,914
    Net (gains) losses on derivatives                                        (42,266)           (78,591)             8,063
    Cumulative effect of accounting change                                         -                  -              7,549
    Federal income taxes                                                      12,326               (486)           (49,696)
    Net interest credited and product charges on
     universal life and investment policies                                  585,336            494,161            559,296
    Changes in other assets and liabilities
      Net receivables                                                        (22,492)           (49,209)           (17,263)
      Net payables                                                            (7,892)           (36,706)           (53,059)
      Policy benefits                                                        (55,345)          (123,675)          (102,707)
      Other                                                                    3,190             11,480             29,558
                                                                    -----------------  -----------------  -----------------

              Net cash provided by operating activities                      701,385            422,467            406,085
                                                                    -----------------  -----------------  -----------------
Cash flows from investing activities
Proceeds from investments sold, matured or repaid
    Fixed maturities                                                      12,872,572         10,024,829          5,590,085
    Equity securities                                                        875,994            220,249            222,225
    Mortgage loans                                                            56,092             69,065             41,368
    Other invested assets and derivatives                                     50,742             27,188             59,716
Cost of investments acquired
    Fixed maturities                                                     (14,860,614)       (12,451,732)        (8,163,700)
    Equity securities                                                     (1,096,830)          (252,405)          (197,675)
    Mortgage loans                                                            (7,638)                 -                  -
    Other invested assets and derivatives                                   (338,549)          (333,544)          (176,351)
Net change in policy loans                                                   (10,000)            (3,449)            (2,874)
Net change in short-term investments                                        (220,574)           (26,369)            73,360
Net change in repurchase agreements and
 collateral on derivatives                                                   504,219            474,402            204,448
Net change in amounts due to/from brokers                                     (4,244)             1,611               (599)
                                                                    -----------------  -----------------  -----------------
              Net cash used in investing activities                       (2,178,830)        (2,250,155)        (2,349,997)
                                                                    -----------------  -----------------  -----------------

Cash flows from financing activities
Receipts from universal life and investment products                       3,075,026          2,962,492          2,849,016
Benefits paid on universal life and investment
 products                                                                 (1,524,181)        (1,106,202)          (869,877)
Dividends paid on common stock                                               (47,200)           (45,000)           (41,000)
                                                                    -----------------  -----------------  -----------------
              Net cash provided by financing activities                    1,503,645          1,811,290          1,938,139
                                                                    -----------------  -----------------  -----------------
Increase (decrease) in cash                                                   26,200            (16,398)            (5,773)
Cash
Cash at beginning of year                                                     11,097             27,495             33,268
                                                                    -----------------  -----------------  -----------------
Cash at end of year                                                        $  37,297          $  11,097          $  27,495
                                                                    -----------------  -----------------  -----------------
Supplemental disclosures of cash flow information
Cash paid during the year for
    Income taxes, paid to parent                                           $  61,806          $  83,480          $ 107,788



The accompanying notes are an integral part of these consolidated financial statements.

Midland National Life Insurance Company and Subsidiary
(an indirect wholly owned subsidiary of Sammons Enterprises, Inc.)
Notes to Consolidated Financial Statements
Years Ended December 31, 2006, 2005 and 2004
--------------------------------------------------------------------------------

(Amounts in Thousands)

1.      Summary of Significant Accounting Policies


        Organization
        Midland National Life Insurance Company and Subsidiary ("Midland National") is an indirect wholly owned subsidiary of Sammons Enterprises, Inc. ("SEI"). In 2003, Midland National acquired through a purchase agreement, 100% of the outstanding shares of CHC Holding Inc. ("CHC"). Effective April 2004, all of the assets and liabilities of CHC were merged into Midland National and the respective shares of CHC (and its subsidiaries) were retired. Effective November 30, 2005, SFG Reinsurance Company ("SFG Re") was incorporated as a wholly owned insurance subsidiary of Midland National. SFG Re is a captive reinsurance company domiciled in South Carolina. The accompanying financial statements for 2006 and 2005 include the consolidated accounts of the Company, including the results of operations and cash flows of SFG Re with 2005 reflecting the time period from November 30, 2005 through December 31, 2005. Together, these companies (collectively the "Company") operate predominantly in the individual life and annuity business of the life insurance industry and are licensed to operate in 49 states and the District of Columbia.


        The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY") through April, 2006 at which date NANY was sold to an unrelated third party.


        Basis of Presentation
        The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United State of America ("GAAP") and reflect the consolidation of the Company with its wholly owned subsidiary. All intercompany transactions have been eliminated in consolidation.


        Use of Estimates
        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.


        The most significant areas which require the use of management's estimates relate to the determination of the fair values of financial instruments and derivatives, deferred policy acquisition costs, deferred sales inducements, present value of future profits of acquired businesses, and future policy benefits for traditional life insurance policies.


        Interest Rate Risk
        The Company is subject to the risk that interest rates will change and cause changes in investment prepayments and changes in the value of its investments. Policyholder persistency is also affected by changes in interest rates. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ from product pricing assumptions, the Company may have to sell assets prior to their maturity and realize a loss.


        Change in Accounting Policy
        The Company has certain universal life insurance policies in force that have amounts assessed against policyholder account values each period to provide for benefit features under the contracts. The assessments are structured in a manner resulting in profits in earlier years and subsequent losses from the insurance benefits. In accordance with SOP 03-1, in 2004, the Company established an additional liability for benefits to be provided during the subsequent loss periods. The Company calculated this additional liability using a prescribed benefit ratio that accrues a portion of the earlier year profits to offset subsequent year losses. As a result of implementing this accounting procedure, the Company has recognized a cumulative loss in 2004 of $7,104, which amount is reported net of applicable taxes as a cumulative change in accounting principle in the Statement of Income.


        The SFAS No. 133 Derivative Implementation Group Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Obligor of Those Instruments" ("DIG B36") provides guidance for determining when certain reinsurance arrangements and debt instruments contain embedded derivatives requiring bifurcation due to the incorporation of credit risk exposures that are not clearly and closely related to the creditworthiness of the obligor. The provisions of DIG B36, which became effective for the Company on January 1, 2004, impact two large coinsurance with funds withheld agreements with an outside reinsurance company applicable to specified annuity policies issued by the Company. At January 1, 2004, the reported value of the embedded derivative was ($445) net of taxes and related deferred acquisition costs and deferred sales inducements, which loss was reported as a component of cumulative effect of change in accounting principle in the accompanying consolidated statements of income.


        Fair Value of Financial Instruments
        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


        Investment Securities
        Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.


        Mortgage Loans
        Fair values for mortgage loans are estimated using a duration-adjusted pricing methodology that reflects changes in market interest rates and the specific interest-rate sensitivity of each mortgage. Price changes derived from the monthly duration-adjustments are applied to the initial valuation mortgage portfolio that was conducted by an independent broker/dealer upon acquisition of the majority of the loans at which time each mortgage was modeled and assigned a spread corresponding to its risk profile for valuation purposes.


        Cash and Short-Term Investments
        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.


        Other Invested Assets and Derivatives
        For private equity investments and limited partnerships, the carrying amounts, which represent the Company's share of the entity's underlying equity reported in the balance sheets, approximates their fair values. For derivative instruments, the reported values are equal to exchange or broker quoted market prices for interest rate and credit default swaps and internal financial models or counterparty fair value quotes for options.


        Investment-Type Insurance Contracts
        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair values are estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair values are estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.


        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including noninvestment-type insurance contracts) and all nonfinancial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value to the Company.


        Investments and Investment Income
        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity;" securities that are held for current resale are classified as "trading securities;" and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.


        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred sales inducements, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.


        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income. Additionally, the Company has approximately $43 million of asset and mortgage-backed securities which are collateralized by sub-prime mortgages. At December 31, 2006, all such investments are rated as investment grade. The Company is exposed to credit risk associated with the sub-prime lending market and continues to monitor these investments in connection with the Company's other-than-temporary impairment policy.


        Mortgage loans are carried at the adjusted unpaid balances. The majority of the mortgage loans were acquired as part of the CHC acquisition in 2003 and were recorded at fair value as of the purchase date. Any premium or discount is amortized to adjust the yield over the remaining term of the loan. Approximately 34% of the Company's mortgage loan portfolio is located in the East North Central geographic region, which includes Michigan, Wisconsin, Ohio, Indiana and Illinois. The composition of the mortgage loan portfolio by property characteristic category as of December 31, 2006, was as follows: Office 41%, Retail 11%, Industrial 30%, Apartment 3%, and Other 15%. At December 31, 2006, no investments in mortgage loans were considered by management to be impaired. There was one new mortgage loan placed in 2006 for $7,934. The mortgage originated during 2006 was consolidated with a previous mortgage with the same borrower whose property was expanded during 2006. The maximum percentage of any one loan to the value of the underlying security at the time of the loan was 80%. Property and casualty insurance is required on all properties covered by mortgage loans at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the buildings. There is no investment in restructured loans at December 31, 2006. Interest income on non-performing loans is generally recognized on a cash basis.


        Short-term investments are carried at amortized cost. Policy loans are carried at unpaid principal balances.


        Other invested assets and derivatives are primarily comprised of interest rate and credit default swaps, options, private equity investments and limited partnerships. The interest rate swaps are reported at exchange or broker quoted prices. Options are reported at fair value, which are determined from internal financial models and compared to fair values provided by counterparties. Investments in private equity investments and limited partnerships are recorded under the equity method of accounting in accordance with American Institute of Certified Public Accountants ("AICPA") Statement of Position 78-9, Accounting for Investments in Real Estate Ventures where the Company owns 5% or more of the entity's equity (reported at cost where the Company owns less than 5%). These investments are reviewed for impairment on a periodic basis.


        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments. Dividends are recorded on ex-dividend rate.


        The Company reviews its investments to determine if declines in value are other than temporary. Factors considered in evaluating whether a decline in value is other than temporary are the length of time and magnitude by which the fair value is less than amortized cost, the financial condition, enterprise value and prospects of the investment combined with the ability and intent of the Company to hold the investment for a period of time sufficient to recover the decline in value. Other considerations are also taken into account such as, but not limited to, financial ratios and the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. The Company recorded $1,347, $8,016 and $6,348 during 2006, 2005 and 2004, respectively, of realized losses as a result of this analysis. These losses are included in net realized investment losses.


        Recognition of Traditional Life Revenue and Policy Benefits
        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.


        The liabilities for future policy benefits for traditional policies of $824,405 and $835,581 at December 31, 2006 and 2005, respectively, generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions ranged primarily from 6.00% to 11.25% in 2006 and 6.25% to 11.25 % in 2005.


        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts ("Interest Sensitive Policies")
        Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments that support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and fixed index amounts credited to the account balances.


        Policyholder reserves for universal life and other interest sensitive life insurance and investment contracts, reported in the balance sheets as policyholder account balances of $19,272,875 and $17,078,063 at December 31, 2006 and 2005, respectively, are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.25% to 7.50% during 2006 and 2005. For certain contracts, these crediting rates extend for periods in excess of one year.


        Accounting for Derivative Instruments
        Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS Nos. 137, 138 and 149, requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income in the statement of stockholder's equity (for those derivatives designated as effective "cash flow hedges") while other changes in derivative fair value are reflected as net gains (losses) on derivatives in the statement of income. The changes in fair value of derivatives designated as effective fair value hedges of specified available-for-sale fixed income securities are reported as a component of net gains (losses) on derivatives. The changes in fair value of the hedged fixed income security are also reported as a component of net gains (losses) on derivatives. For derivatives not designated as effective hedges, the change in fair value is recognized as a component of net gains (losses) on derivatives in the period of change.


        The Company uses derivatives to manage its fixed indexed and policy obligation interest guarantees and interest rate risks applicable to its investments. To mitigate these risks, the Company enters interest rate swap agreements and purchases equity indexed options. The interest rate swaps are accounted for as either effective cash flow hedges, effective fair value hedges or as non-hedge derivatives. To qualify for hedge accounting, the Company is required to formally document the hedging relationship at the inception of each derivative transaction. This documentation includes the specific derivative instrument, risk management objective, hedging strategy, identification of the hedged item, specific risk being hedged and how effectiveness will be assessed. To be considered an effective hedge, the derivative must be highly effective in offsetting the variability of the cash flows or the changes in fair value of the hedged item. Effectiveness is evaluated on a retrospective and prospective basis.


        The Company has fixed indexed annuity products that have a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index ("call") options that compensate the Company for any appreciation over the strike price and substantively offsets the corresponding increase in the policyholder obligation. The Company amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to fair value with any change reflected as a component of net gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income offset by the amount credited to the policyholder.


        Repurchase Agreements and Related Collateral
        As part of its investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as secured borrowings, where the amount borrowed is tied to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar-rolls are similar to reverse repurchase agreements except that, with dollar-rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2006 and 2005, there were $1,955,956 and $1,589,922, respectively, of such agreements outstanding. The collateral for these agreements is held in fixed maturities and short-term investments in the balance sheets.


        Deferred Policy Acquisition Costs ("DAC")
        Policy acquisition costs that vary with, and are primarily related to the production of new business, are deferred into the DAC asset to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, marketing, underwriting, and certain variable agency expenses. For traditional insurance policies, such costs are amortized over the estimated premium payment period of the related policies in proportion to the ratio of annual premium revenues to the total anticipated premium revenues. For interest sensitive policies, these costs are amortized over the lives of the policies in relation to the present value of actual and emerging gross profits, subject to regular evaluation and retroactive revision to reflect emerging experience. Recoverability of DAC is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment to the amortization pattern of DAC or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized investment gains or losses on the available-for-sale securities.


        Deferred Sales Inducements ("DSI")
        The Company defers certain sales inducement costs into a DSI asset. Sales inducements are primarily premium bonuses and bonus interest on the Company's annuity products. AICPA Statement of Position 03-1 ("SOP 03-1"), provides guidance on accounting and reporting for certain sales inducements whereby capitalized costs are reported separately in the balance sheet and the amortization of the capitalized sales inducements is reported as a separate component of insurance benefits in the statements of income.


        Present Value of Future Profits of Acquired Businesses ("PVFP")
        The PVFP represents the portion of the purchase price of blocks of businesses that was allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits.


        Based on current conditions and assumptions as to future events, the Company expects to amortize $3,816, $3,708, $3,589, $3,441 and $2,212 of the existing PVFP over the next five years.


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.


        Policy Claims and Benefits Payable
        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are based on estimates and are subject to future charges in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.


        Variable Life and Annuity Products
        A portion of the separate accounts held by the Company are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports this portion of its separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company reflects these assets and liabilities in the separate account assets and liabilities lines in the balance sheets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income of the statements of income.


        Bank Owned Life Insurance Products
        A portion of the separate accounts held by the Company relates to bank owned life insurance policies that are nonindexed with fixed guarantees. These amounts are subject to limited discretionary withdrawal at book value without a market value adjustment. The Company reports this portion of its separate account assets at book value; the underlying investment risks are assumed by the Company. The Company combines the assets and liabilities associated with this business into the respective assets and liabilities lines of the balance sheets in accordance with SOP 03-1.


        Dividends and Distributions
        Payment of dividends or other distributions are limited by statute, which is generally limited to the greater of the insurance companies' statutory net income or 10% of the insurance companies' statutory surplus, applied on an individual company basis.


        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group which includes Briggs Construction Equipment ,Inc., Briggs Equipment Mexico, Inc., Briggs Equipment Trust, Biggs ITD Corp., Cathedral Hill Hotel, Inc., CH Holdings, Inc., Consolidated Investment Services, Inc., Crestpark Holdings, Inc., Crestpark LP, Inc., GBH Venture Co, Inc., H2O Distributions, Inc., Herakles Investments, Inc., MH Flagship, Inc., MH Imports, Inc., Midland National Life Insurance Company, Mylon C Jacobs Supply CO., North American For Life & Health Insurance, North American Company For Life & Heath Insurance NY, Otter, Inc., Parkway Holdings, Inc., Parkway Mortgage , Inc., Sammons BW, Inc., Sammons Communications, Inc., Sammons Corporation , Sammons CTP, Inc., Sammons Distributions Holdings, Inc., Sammons Enterprises Inc., Sammons Financial Group, Inc., Sammons Income Properties, Inc., Sammons Power Development, Inc., Sammons Realty Corporation, Sammons Securities, Inc., Sammons Tours , Inc., Sammons Venture Properties ,Inc., Sammons VPC , Inc., SFG Reinsurance Company, The Grove Park Inn Resort, Inc., and TMIS Inc.. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.


        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.


        Comprehensive Income
        Comprehensive income for the Company includes net income and other comprehensive income, which includes unrealized gains and losses on available-for-sale securities and the minimum pension liability. In addition, certain interest rate swaps are accounted for as cash flow hedges with the change in the fair value of the swap reflected in other comprehensive income.


2.      Recently Issued Accounting Standards

        Internal Replacement and Exchanges
        In September 2005, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 05-1 ("SOP 05-1"), Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts. SOP 05-1 provides guidance on the accounting for internal replacements of one insurance contract with another insurance contract. Under this guidance, the replacement of a contract with another that is substantially different from the original contract is deemed an extinguishment of the original contract. As such, all remaining unamortized deferred costs would be written off at the time of the exchange. An internal replacement that is deemed substantially the same as the original contract will be accounted for as a continuation of the original contract, that is all remaining unamortized deferred costs will remain. SOP 05-1 is effective for internal replacements occurring in periods beginning after December 15, 2006, with earlier application encouraged. The Company will implement SOP 05-1 in 2007 and is currently quantifiying the impact of adopting the new standard.


        Hybrid Financial Instruments
        In February 2006, FASB issued Statement No. 155, Accounting for Certain Hybrid Financial Instruments ("SFAS 155"), which is an amendment to SFAS 133 and SFAS 140. SFAS 155 modifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the Company elects to account for the whole instrument on a fair value basis. SFAS 155 is effective for all financial instruments acquired, issued or subject to a remeasurement event occurring in fiscal years beginning after September 30, 2006. The Company is currently evaluating SFAS 155 but does not expect that it will have a material impact on the financial statements.


        Uncertain Tax Positions
        In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 creates a comprehensive model to address uncertainty in tax positions and clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before being recognized in the financial statements. FIN 48 is effective beginning in 2007. The Company is evaluating FIN 48 but does not expect it to have a material impact on the consolidated financial statements.

        Fair Value Measurements
        In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value and establishes a framework for measuring fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect of SFAS 157.


        Defined Benefit and Other Retirement Plans
        In September 2006, the FASB issued SFAS No. 158, Employers Accounting for Defined Benefit and Other Retirement Plans-an amendment of FASB Statements Nos. 87, 88, 106 and 132 (R" ("SFAS 158"). SFAS 158 requires employers to recognize the overfunded or underfunded status of defined benefit pension and other postretirement benefit plans as an asset or liability in its financial statements. SFAS 158 is effective for fiscal years ending after December 15, 2006. An employer without publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The Company is still evaluating the impact of SFAS No. 158 on its financial condition and results of operations; however, preliminary calculations indicate that the Company may incur a decrease in its stockholder's equity of approximately $2.3 million in 2007 as a result of SFAS No. 158 adoption.


        Reclassification
        Certain items in the 2005 financial statements have been reclassified to conform to the 2006 presentation.


3.      Fair Value of Financial Instruments


        The carrying value and estimated fair value of the Company's financial instruments are as follows:


                                                December 31, 2006                        December 31, 2005
                                      ---------------------------------------  --------------------------------------
                                          Carrying             Estimated           Carrying            Estimated
                                            Value             Fair Value             Value            Fair Value
Financial assets
    Fixed maturities,
     available-for-sale                     $18,275,097          $18,275,097         $16,375,214         $16,375,214
    Equity securities,
     available-for-sale                         552,734              552,734             328,639             328,639
    Mortgage loans                              311,305              307,515             361,863             360,423
    Short-term investments                      382,545              382,545             161,971             161,971
    Derivatives                                 286,141              286,141             198,718             198,718
Financial liabilities
    Investment-type
     insurance contracts                     10,932,552            9,340,001           9,671,579           8,214,838





4.      Investments and Investment Income


        Fixed Maturity and Equity Security Investments
        The amortized cost, estimated fair value, gross unrealized gains, and gross unrealized losses of fixed maturities and equity securities classified as available-for-sale at December 31, 2006 and 2005, respectively, are as follows:



                                                                    December 31, 2006
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 5,103,446         $ 52,277          $ 36,393         $ 5,119,330
    Corporate securities                        6,828,683           93,332            84,757           6,837,258
    Mortgage-backed securities                  6,153,421           71,169            39,100           6,185,490
    Other debt securities                         130,492            5,234             2,707             133,019
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           18,216,042          222,012           162,957          18,275,097
Equity securities                                 537,194           17,772             2,232             552,734
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $18,753,236        $ 239,784         $ 165,189         $18,827,831
                                        ------------------  ---------------   ---------------  ------------------






                                                                    December 31, 2005
                                        -------------------------------------------------------------------------
                                                                Gross             Gross            Estimated
                                            Amortized         Unrealized        Unrealized           Fair
                                              Cost              Gains             Losses             Value
Fixed maturities
    U.S. Treasury and other U.S.
     Government corporations
     and agencies                             $ 3,693,359        $ 101,104          $ 26,083         $ 3,768,380
    Corporate securities                        7,202,829          117,826            96,137           7,224,518
    Mortgage-backed securities                  5,155,717           79,802            25,441           5,210,078
    Other debt securities                         164,807            7,681               250             172,238
                                        ------------------  ---------------   ---------------  ------------------
              Total fixed maturities           16,216,712          306,413           147,911          16,375,214
Equity securities                                 317,835           12,690             1,886             328,639
                                        ------------------  ---------------   ---------------  ------------------
              Total available-for-
               sale                           $16,534,547        $ 319,103         $ 149,797         $16,703,853
                                        ------------------  ---------------   ---------------  ------------------



        The following table shows the Company's gross unrealized losses and fair value on its available-for-sale securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2006 and 2005, respectively, as follows:



                                                               December 31, 2006
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,929,128      $  12,871       $ 814,373      $  23,522      $2,743,501       $  36,393
   Corporate securities        1,356,387         17,273       2,323,009         67,484       3,679,396          84,757
   Mortgage-backed
    securities                 1,075,399          7,606       1,221,709         31,494       2,297,108          39,100
   Other debt securities          53,452          2,059          12,882            648          66,334           2,707
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         4,414,366         39,809       4,371,973        123,148       8,786,339         162,957
Equity securities                 47,554            834          67,726          1,398         115,280           2,232
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $4,461,920      $  40,643      $4,439,699      $ 124,546      $8,901,619       $ 165,189
                           --------------  -------------   -------------  -------------   -------------   -------------




                                                               December 31, 2005
                           --------------------------------------------------------------------------------------------
                               Less than 12 months              12 months or more            Total
                           -----------------------------   ----------------------------   -----------------------------
                               Fair         Unrealized         Fair        Unrealized         Fair         Unrealized
                               Value          Losses          Value          Losses          Value           Losses

Fixed maturities
   US Treasury and other
    U.S. Government
    corporations and
    agencies                  $1,188,836      $  22,026       $ 171,676       $  4,057      $1,360,512       $  26,083
   Corporate securities        3,582,054         71,401         602,684         24,736       4,184,738          96,137
   Mortgage-backed
    securities                 1,385,768         16,562         364,330          8,879       1,750,098          25,441
   Other debt securities             896             12          12,701            238          13,597             250
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total fixed
            maturities         6,157,554        110,001       1,151,391         37,910       7,308,945         147,911
Equity securities                 59,269            754          28,832          1,132          88,101           1,886
                           --------------  -------------   -------------  -------------   -------------   -------------
           Total available-
            for-sale          $6,216,823      $ 110,755      $1,180,223      $  39,042      $7,397,046       $ 149,797
                           --------------  -------------   -------------  -------------   -------------   -------------



        At December 31, 2006, the Company held approximately 3,114 positions in fixed income and equity securities. The above table includes 1,397 securities of 450 issuers at December 31, 2006. Approximately 98% of the unrealized losses on fixed maturities at December 31, 2006 were securities rated investment grade. Investment grade securities are defined as those securities rated AAA through BBB- by Standard & Poors. Approximately 2% of the unrealized losses on fixed maturities at December 31, 2006 were on securities rated below investment grade. The Company monitors the financial position and operations of the issuers rated below investment grade and certain investment grade securities in cases where the Company has concerns about credit quality. In determining whether an unrealized loss is other than temporary, the Company will consider factors such as business prospects, status of issuer industry, security ratings, size and length of time the security has been in an unrealized loss position and the Company's intent and ability to hold the security until it recovers its value. At December 31, 2006, fixed income and equity securities in an unrealized loss position had fair value equal to 99.9% of amortized cost. In a majority of the unrealized loss positions, the unrealized loss is due to increases in market interest rates or changes in credit spreads since the securities were acquired. At December 31, 2006, the Company has the ability and intent to hold the securities that are in an unrealized loss position until the fair value increases to amortized cost, which may be maturity. Therefore, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2006.


        As a result of the Company's review of other than temporary impairments of investment securities, the Company took write-downs of $1,347, $8,016, and $6,348 during 2006, 2005 and 2004, respectively. The 2006 write-downs were applicable to one issuer in the printing business. The Company believes the long-term prospects for the issuer are positive but recorded the write-down primarily due to the sales of securities of the same issuer at realized losses during 2006. In 2005 the Company took a write-down of $4,977 applicable to a Kamp Re catastrophe bond that became impaired as a result of Hurricane Katrina. The Company also took write-downs in 2005 for other than temporary impairments on two securities related to Northwest Airlines for $3,211. The Company considered these securities to be other than temporarily impaired due to the Chapter 11 bankruptcy filing by Northwest Airlines. The Company also recognized write-downs in 2004 on securities issued by various airlines of $5,941.


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2006, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                      Amortized      Estimated
                                                         Cost        Fair Value

Due in one year or less                                $  47,291      $  52,894
Due after one year through five years                  1,527,474      1,535,538
Due after five years through ten years                 2,552,627      2,553,535
Due after ten years                                    7,935,229      7,947,640
Securities not due at a single maturity date
  (primarily mortgage-backed securities)               6,153,421      6,185,490
                                                   --------------  -------------
              Total fixed maturities                 $18,216,042    $18,275,097
                                                   --------------  -------------


        Midland National is a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to maintain its membership, the Company was required to purchase FHLB equity securities that total $10,000 as of December 31, 2006. These securities are included in equity securities and are carried at cost. Resale of these securities is restricted only to FHLB. As a member of FHLB, the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.


        Investment Income and Investment Gains (Losses) Major categories of investment income are summarized as follows:



                                                                     2006               2005               2004

Gross investment income
    Fixed maturities                                             $ 904,843          $ 796,652          $ 668,442
    Equity securities                                               37,361             20,836             19,064
    Mortgage loans                                                  22,362             25,836             31,102
    Policy loans                                                    20,640             20,028             19,852
    Short-term investments                                          20,836              8,037              5,483
    Other invested assets                                           41,681             29,273             17,624
                                                           ----------------   ----------------   ----------------
              Total gross investment income                      1,047,723            900,662            761,567
Value received on option maturities                                203,712            125,330            215,244
Less:  Amortization of options                                     168,727            134,582            108,179
Less:  Investment expenses                                         129,268             79,758             40,979
                                                           ----------------   ----------------   ----------------
              Net investment income                              $ 953,440          $ 811,652          $ 827,653
                                                           ----------------   ----------------   ----------------


        Included in gross investment income from equity securities in 2004 is $867 of income related to a common stock trading program the Company initiated in 2003. Under this program, the Company purchased a common equity security and simultaneously wrote a covered call option on the security. The Company received any common equity dividend and subsequently disposed of the common equity by terminating or expiring the written call option and selling the equity security or the covered call option was exercised. In addition, the Company purchased S&P 500 and other equity specific put options to hedge against a significant drop in the equity securities market. There were no outstanding equity or option positions related to this trading program at December 31, 2004 and the trading program was not utilized during 2005 or 2006. For the year ended December 31, 2004, gross investment income from these activities consisted of the following:


Dividends                                                       $  2,278
Covered call option premiums                                      29,142
Loss on disposal of equity securities                            (35,983)
Put option income                                                  5,430
                                                         ----------------
              Net impact on gross investment income              $   867
                                                         ----------------



        The major categories of realized investment gains (losses) reflected in the statements of income are summarized as follows:


                                                                2006                 2005                 2004

Fixed maturities                                                 $ (28,021)           $   (31,550)         $ (26,492)
Equity securities                                                   (1,478)                 3,786              2,577
Mortgage loans                                                       2,300                    515               (835)
Gain on termination of swaps                                           481                    299              4,537
Other                                                                  552                    706             16,299
                                                           ----------------   --------------------   ----------------
              Net investment losses                              $ (26,166)           $   (26,244)         $  (3,914)
                                                           ----------------   --------------------   ----------------

        Included in realized investment gains (losses) on the fixed maturities in 2006 are gains of $9,147 related to preliminary recoveries in 2006 from WorldCom, Inc. The Company sold its investments in WorldCom, Inc. in 2002 and recorded a pre-tax loss of $18,119. The preliminary recovery is the result of a federal securities law class action brought on behalf of WorldCom, Inc. securities purchasers against various parties involved with WorldCom, Inc. The Company anticipates a further recovery in 2007, but does not have an estimate of the amount.


        During 2004, the Company received liquidation proceeds from a limited partnership resulting in a realized gain of $14,975. The primary partnership asset was a commercial office complex. The realized gain from this partnership distribution is included in the other category in the above table.


        During 2006, 2005 and 2004 the Company terminated interest rate swaps in situations where the underlying hedged assets were either called or sold. These swaps were previously accounted for as effective cash flow hedges and the proceeds from termination are reflected as realized gains or losses. In 2006, 2005 and 2004, the Company terminated effective cash flow interest rate swaps with notional amounts of $116,500, $72,389 and $130,535 and realized net gains on the terminations of $481, $299 and $4,537, respectively.


        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (prior to gains (losses) ceded and excluding maturities, calls and prepayments) during 2006, 2005 and 2004 were as follows:



                                      2006                            2005                           2004
                         -------------------------------  ----------------------------   ----------------------------
                               Fixed           Equity          Fixed          Equity          Fixed          Equity
                             Maturities      Securities      Maturities     Securities      Maturities     Securities

Proceeds from sales        $ 11,022,004       $ 855,462     $8,635,952      $ 130,345      $4,320,894    $ 1,256,949
Gross realized gains             27,994           3,591         33,449          2,449          19,764         12,856
Gross realized (losses)         (78,699)         (4,724)       (56,323)          (604)        (44,761)       (49,127)




        Credit Risk Concentration
        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investment in one entity which exceeded 10% of the Company's stockholder's equity at December 31, 2006.


        Variable Interest Entities
        In January 2003, the FASB issued Financial Interpretation No. 46 (revised December 2003) ("FIN 46(R)"), "Consolidation of Variable Interest Entities." Under FIN 46(R), a company is required to consolidate a variable interest entity ("VIE") if the company is the primary beneficiary of the VIE. A VIE is defined as an entity whose equity investors do not have a controlling financial interest or do not have sufficient capital at risk for the entity to finance its activities without additional financial support from other parties. A company is deemed to be the primary beneficiary of a VIE if it expects to absorb a majority of the entities losses or receive a majority of the VIE's residual returns, or both.


        As of December 31, 2006, the Company has investments in limited partnerships and private equity investments that are reviewed to determine if any are variable interest entities. Some of these investments are VIE's, but in each case the Company has determined it is not the primary beneficiary. In accordance with FIN 46(R) guidance, the Company will continue to evaluate its position in the future as circumstances may change and the entity could be determined to be a VIE and the Company could become a primary beneficiary, in which case the Company would consolidate the variable interest entity into its financial statements.


        Other
        At December 31, 2006 and 2005, securities amounting to $3,136 and $3,370, respectively, were on deposit with regulatory authorities as required by law. The securities are primarily fixed maturity securities carried at market value. These consist of fixed maturity securities reported in the balance sheets at fair value and have an amortized cost of $3,133 and $3,319, respectively.


5.      Derivative Instruments and Hedging Activities


        Index Options
        The Company uses various derivative instruments to manage its exposure to interest rate risk and to meet its policy guarantee obligations. The Company has approximately $4,954,536 of annuity and universal life policy account value as of December 31, 2006 (net of $1,959,989 annuities ceded to an unrelated reinsurer) that provide for a guaranteed base return and a higher potential return tied to several major equity market indexes. In order to fund these benefits, the Company purchases over-the-counter index options that compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as other invested assets and derivatives and amortizes the cost against investment income over the term of the option, which is typically one year. In accordance with SFAS No. 133 as amended, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as a gain (loss) on derivatives in the statements of income. When the option matures, any value received by the Company is reflected as investment income ($203,712, $125,330 and $215,244 in 2006, 2005 and 2004, respectively)
        offset by the amount credited to the policyholder ($190,534, $121,710 and $201,572 in 2006, 2005 and 2004, respectively).


        The following relates to the options owned as of December 31:


                                            2006                2005

Notional amount                          $4,993,814          $4,088,922
Amortized cost                              131,373             105,001
Estimated fair value                        285,016             181,418


        The Company has two coinsurance with funds withheld reinsurance agreements with an unaffiliated reinsurer that fall under the guidance of SFAS No. 133 Implementation Issue No. B36. Under this pronouncement, the Company's reinsurance agreements contain embedded derivatives that require bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the credit worthiness of the Company. The embedded derivatives contained in the funds withheld liability are similar to a total return swap since the Company cedes the total return on a designated investment portfolio to the outside reinsurer. This liability is netted in the consolidated balance sheets in reinsurance receivables. The reinsurer assumes the interest credited to the policyholders on the policies covered by the treaties, which interest is relatively fixed. The Company has developed models based on the expected cash flows of the ceded annuity business to estimate the fair value of the policy liabilities. The value of the derivatives embedded in the funds withheld coinsurance agreements is equal to the difference between the fair value of the assets in the portfolio designated under the coinsurance agreements and the fair value of the policy liabilities estimated from the cash flow models. The net change in the reported value of the embedded derivatives during 2006 and 2005 was ($18,703) and $1,777, respectively, and is reported in net gains (losses) on derivatives in the statements of income.


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in equity indexed products and the coinsurance with funds withheld reinsurance agreements be reflected in the statements of income. This impact is reported as net gains (losses) on derivatives. The following summarizes the impact of these derivatives as reflected in the statements of income:



                                                             2006                2005               2004

Change in investment values                                 $  77,227          $  (29,602)        $  (30,942)
Change in liability values                                    (38,485)            102,648             22,879
                                                    ------------------  ------------------ ------------------
Change in derivative/option
 values                                                        38,742              73,046             (8,063)
Offset to DAC                                                 (19,546)            (36,924)             4,299
Offset to DSI                                                 (11,127)            (13,856)             1,625
Offset to federal income taxes                                 (7,333)             (7,447)               568
                                                    ------------------  ------------------ ------------------
Net impact                                                   $    736           $  14,819         $   (1,571)
                                                    ------------------  ------------------ ------------------



        The fair value of the investment in over-the-counter index options is based upon internal financial models or counterparty quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as assumptions regarding general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss that is reflected in the statements of income as gains (losses) on derivatives. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the DAC and DSI, an adjustment to the amortization of DAC and DSI is made.


        Cash Flow Hedges
        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps that effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy to reduce the volatility of cash flows and provide a better match to the characteristics of the Company's liabilities. These swaps are accounted for as cash-flow hedges and are reported at fair value in the balance sheets with changes in fair value reported as a component of other comprehensive income for the effective portion of the hedge. The cash-flow hedge swaps have stated maturities of 2025 to 2026. Periodic cash flow interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals.


        The following table summarizes the cash flow hedge interest rate swaps:



                                                            2006                  2005

Notional amounts                                          $ 125,810             $ 280,960
Fixed rates to receive (range)                         5.49% to 5.74%      4.85% to 6.04%
Current variable rates to pay (range)                  5.36% to 5.55%      4.24% to 4.65%




                                                           2006                   2005                  2004

Change in swaps values                                  $  (6,782)             $  (5,446)              $   394
Offset to DAC                                               4,299                  2,914                  (228)
Offset to DSI                                                 331                    901                   (41)
Offset to federal income taxes                                753                    571                   (44)
                                                 -----------------      -----------------     -----------------
              Impact to other
               comprehensive
               income (loss)                            $  (1,399)             $  (1,060)              $    81
                                                 -----------------      -----------------     -----------------

        Fair Value Hedges
        The Company has entered into interest rate swap agreements that pay a variable rate of interest to the Company and the Company pays a fixed rate of interest to the counterparty. These swaps hedge the fair value of specific available-for-sale fixed income securities and are important components of the Company's asset-liability management. It is anticipated that changes in the fair values of the fixed income securities due to changes in interest rates will be offset by a corresponding opposite change in the fair values of the interest rate swaps. These swaps are considered effective hedges and are reported in the balance sheets at fair value with the changes in fair value of the swaps and hedged available-for-sale fixed income investments reported as components of gains (losses) on derivatives in the statements of income. The fair value hedge swaps have stated maturities ranging from 2008 to 2011. Periodic fair value interest swap settlements and current period changes in the swap accruals are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the fair value interest rate swaps and hedged available-for-sale fixed income securities:


                                                    2006            2005

Notional amounts                                    $   68,232     $   185,468
Fixed rates to pay (range)                       3.20% to 4.45%  3.06% to 4.45%
Current variable rates to receive (range)        5.36% to 5.61%  3.82% to 4.58%


Change in fair value of swaps                       $    1,350      $    6,130
Change in fair value of hedged bonds                      (615)         (6,102)
                                                 --------------  --------------
   Net change in fair value hedges                         735              28
Offset to DAC                                             (485)            163
Offset to DSI                                              (10)           (176)
Offset to federal income taxes                             167              (5)
                                                 --------------  --------------

Impact to net gains (losses)
  on derivatives                                     $     407        $     10
                                                 --------------  --------------



        The Company had no fair value hedges during 2004.


        Other Derivatives
        The Company has also entered into interest rate and credit default swap agreements to help manage its overall exposure to interest rate changes and credit events. These swaps do not hedge specific assets or liabilities and as such are not accounted for as effective hedges. Included in the non-hedge swaps are credit default swaps where the Company is a protection provider (notional of $40,000 and fair value of $443 at December 31, 2006) and a protection buyer (notional of $25,000 and fair value of ($346) at December 31, 2006). In accordance with SFAS 133, these swaps are reported at fair value in the balance sheets and changes in the fair value are reported as a component of net gains (losses) on derivatives in the statements of income. The non-hedge swaps have stated maturities ranging from 2007 to 2014. Periodic interest swap settlements and current period changes in the swap accruals for these non-hedge swaps are reported as a component of net investment income with the payable or receivable included in accrued investment income. The stated fair value of the applicable interest rate swaps excludes the current period accruals. The following table summarizes the interest rate and credit default swaps not accounted for as effective hedges:



                                                                                        2006                   2005

Notional amounts                                                                        $   84,081            $   284,710
Fixed rates to pay interest rate swaps (range)                                       4.20% to 5.25%         3.06% to 4.46%
Current variable rates to receive interest rate swaps (range)                        5.35% to 5.66%         4.03% to 4.37%
Credit default swaps, receive                                                            0.75%                   N/A
Credit default swaps, pay                                                            0.22% to 0.25%              N/A

Change in fair value of swaps not accounted for
   as hedges                                                                            $    2,703             $    5,604
Ineffective portion of cash flow swaps                                                          86                    (86)
Offset to DAC                                                                                 (855)                  (222)
Offset to DSI                                                                                 (437)                  (186)
Offset to federal income taxes                                                                (775)                (1,788)
                                                                              ---------------------  ---------------------

Impact to net gains (losses)
  on derivatives                                                                         $     722             $    3,322
                                                                              ---------------------  ---------------------




        The Company had no other derivatives during 2004.


        The Company generally limits its selection of counterparties that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counterparty, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted by counterparties at December 31, 2006 and 2005, applicable to all derivative investments was $267,542 and $129,356, respectively, and is reflected in the balance sheets in short-term investments. The obligation to repay the collateral is reflected in the balance sheets in repurchase agreements and collateral on derivatives.


6.      DAC, DSI and PVFP


        Policy acquisition costs of new and acquired business deferred and amortized for the years ended December 31 are as follows:



                                                                   2006               2005               2004


DAC, beginning of year                                          $1,198,367         $1,019,716         $1,013,898
Commissions deferred                                               218,882            200,252            198,959
Underwriting and acquisition expenses deferred                      36,418             29,538             23,317
Effect of change in accounting - DIG B36                                 -                  -              3,662
Change in offset to unrealized losses (gains)                       54,707            128,199           (108,864)
Reclassification to deferred sales inducements                           -             (3,939)                 -
Reclassification to policy benefit reserves                              -             (3,682)                 -
Amortization related to operations                                (142,048)          (129,341)          (114,747)
Amortization related to SFAS No. 133                               (24,837)           (42,376)             3,491
                                                           ----------------   ----------------   ----------------
DAC, end of year                                                $1,341,489         $1,198,367         $1,019,716
                                                           ----------------   ----------------   ----------------



        The composition of DSI for the years ended December 31 is summarized below:



                                                                     2006               2005               2004

DSI, beginning of year                                             $ 354,330          $ 275,863          $ 219,470
Sales inducements costs deferred                                     103,768             97,997             99,767
Change in offset to unrealized losses (gains)                          6,344             19,292            (22,298)
Reclassification from deferred acquisition costs                           -              3,939                  -
Amortization related to operations                                   (31,086)           (26,764)           (23,510)
Amortization related to SFAS No. 133                                 (18,811)           (15,997)             2,434
                                                            -----------------  -----------------  -----------------
DSI, end of year                                                   $ 414,545          $ 354,330          $ 275,863
                                                            -----------------  -----------------  -----------------



        The composition of the PVFP for the years ended December 31 is summarized below:



                                                                   2006               2005               2004

PVFP, beginning of year                                          $  39,017          $  43,254          $  48,502
Amortization                                                        (4,888)            (4,237)            (5,248)
                                                           ----------------   ----------------   ----------------
PVFP, end of year                                                $  34,129          $  39,017          $  43,254
                                                           ----------------   ----------------   ----------------



7.      Reinsurance


        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and deposits on investment contracts and claims and investment contract withdrawals ceded and assumed for the years ended December 31 are as follows:


                                                   2006                           2005                           2004
                                       ----------------------------   ----------------------------   ----------------------------
                                          Ceded          Assumed         Ceded         Assumed          Ceded         Assumed

Premiums and deposits
   on investment contracts              $830,945         $  738        $915,666         $  508        $812,718        $ 3,115
Claims and investment
   contract withdrawals                  142,039          4,493         107,737         (3,018)        111,320          2,699



        The Company generally reinsures the excess of each individual risk over $1,000 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors its concentration of credit risk. The Company generally only reinsures with companies rated "A" or better by A.M. Best.


        In addition to the risk reinsurance described above, the Company is also party to two funds withheld coinsurance agreements with a third-party reinsurer. These are indemnity agreements that cover 50% of substantially all policies issued from January 1, 2002 through March 31, 2005 and 60% of substantially all policies issued since April 1, 2005 of specific annuity plans. In these agreements, the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $2,798,108 and $2,173,195 against the reserve credits of $3,353,334 and $2,647,413 in the reinsurance receivables line in the December 31, 2006 and 2005 balance sheets, respectively. These agreements increased (decreased) the following financial statement lines as follows:



                                                                           2006             2005             2004

Assets
    Other invested assets and derivatives                                  $    -           $    -         $ 14,172
    DAC                                                                  (329,633)        (271,855)        (188,875)
    DSI                                                                  (253,859)        (200,230)        (131,579)
    Reinsurance receivables                                               614,434          504,019          337,715
Liabilities
    Other liabilities                                                         868            2,385            2,250
Revenues
    Interest sensitive life and investment product charges                 (7,846)          (4,662)          (2,564)
    Net investment income                                                (149,870)         (98,968)         (77,389)
Benefits and expenses
    Benefits incurred                                                        (246)            (197)            (157)
    Interest credited to policyholder account balances                    (99,357)         (66,791)         (57,275)
    Operating expenses                                                     (2,235)          (2,255)            (898)
    Amortization of DAC                                                   (25,482)         (15,596)         (11,003)
    Amortization of DSI                                                   (18,642)         (11,254)          (6,532)





        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported gross of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.


8.      Accumulated Other Comprehensive Income


        The components of accumulated other comprehensive income (loss) are as follows:



                                                                                                 2006               2005

Net unrealized gain - available-for-sale securities                                           $  80,103          $ 174,787
Net unrealized (loss) gain - other invested assets and derivatives                               (1,129)             5,653
DAC                                                                                             (44,492)           (99,199)
DSI                                                                                              (7,583)           (13,927)
Deferred income taxes                                                                            (9,415)           (23,560)
                                                                                        ----------------   ----------------
                                                                                                 17,484             43,754
Minimum pension liability (net of tax $2,510 and $2,861)                                         (4,661)            (5,313)
                                                                                        ----------------   ----------------
              Accumulated other comprehensive income                                          $  12,823          $  38,441
                                                                                        ----------------   ----------------




        The following table sets forth the changes in each component of accumulated other comprehensive income (loss).



                                                                         2006               2005               2004

Unrealized holding (losses) gains arising in the
 current period
     Fixed maturities                                                 $ (127,441)        $ (255,330)         $ 157,153
     Equity securities                                                     3,258             (2,424)             3,409
     Other invested assets - interest rate swaps                          (6,782)            (5,446)               394
     Less:  Reclassification adjustment for
      losses released into income                                         29,499             27,764             23,915
     Less:  Impact of DAC                                                 54,707            128,199           (108,864)
     Less:  Impact of DSI                                                  6,344             19,292            (22,298)
     Less:  Impact of deferred income taxes                               14,145             30,781            (18,798)
                                                                -----------------  -----------------  -----------------
                                                                         (26,270)           (57,164)            34,911
     Less:  Minimum pension liability impact                                 652             (1,638)            (2,920)
                                                                -----------------  -----------------  -----------------
         Net other comprehensive (loss) income                         $ (25,618)         $ (58,802)         $  31,991
                                                                -----------------  -----------------  -----------------



        The unrealized investment gain (loss) on available-for-sale securities and other invested assets and derivatives is adjusted by DAC, DSI and deferred income taxes and is included in the statement of stockholder's equity.


9.        Income Taxes


        The significant components of the provision for income taxes are as follows:


                                                                 2006               2005               2004

Current                                                          $  68,577          $  69,493          $ 108,015
Deferred                                                            12,326               (486)           (49,697)
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The components of the federal income tax asset as of December 31 are as follows:



                                                                  2006               2005

Net deferred income tax asset                                   $  144,253        $  142,785
Income taxes currently receivable                                    1,331             8,102
                                                           ----------------   ----------------
              Federal income tax asset                          $  145,584        $  150,887
                                                           ----------------   ----------------



        Significant temporary differences include depreciation, investments, present value of future profits of acquired businesses, deferred acquisition costs, deferred sales inducements and future policy benefits and policy claims.


        The difference between the provision for income taxes attributable to income before income taxes and the amounts that would be expected using the U.S. Federal statutory income tax rate of 35% are as follows:



                                                                    2006               2005               2004

At statutory federal income tax rate                             $  83,027          $  76,287          $  58,836
Dividends received deductions                                         (835)              (721)              (575)
Other, net                                                          (1,289)            (6,559)                57
                                                           ----------------   ----------------   ----------------
              Total income tax expense                           $  80,903          $  69,007          $  58,318
                                                           ----------------   ----------------   ----------------



        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:



                                                                                        2006               2005

Deferred income tax assets
    Policy liabilities and reserves                                                      $ 667,470          $ 625,386
    Other, net                                                                               6,778             22,860
                                                                                  -----------------  -----------------
              Total deferred income tax assets                                             674,248            648,246
                                                                                  -----------------  -----------------
Deferred income tax liabilities
    Investments                                                                            (10,364)           (54,287)
    Present value of future profits of acquired business                                   (11,945)           (13,656)
    Deferred policy acquisition costs and deferred sales inducements                      (507,686)          (437,518)
                                                                                  -----------------  -----------------
              Total deferred income tax liabilities                                       (529,995)          (505,461)
                                                                                  -----------------  -----------------
              Net deferred income tax asset                                              $ 144,253          $ 142,785
                                                                                  -----------------  -----------------



        In assessing the realizability of deferred tax assets, management considers whether it is more likely than not, that some portion or all of the deferred tax assets will not be realized. Based on management's analysis of the realization of deferred tax assets, it is management's opinion that the Company will have sufficient future taxable income to realize all of the deferred tax assets at December 31, 2006 and 2005, and no valuation allowance is necessary.


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in special "policyholders' surplus" memorandum account. The "American Jobs Creation Act of 2004" was signed into law in 2004 and provided distributions during 2006 and 2005 would be made from the policyholders' surplus memorandum account and repeals the incremental federal income taxes applicable to such distributions during those years. The Company made dividend distributions during 2006 and 2005 sufficient to exhaust the memorandum account and accordingly, the Company no longer has a special "policyholders' surplus" memorandum account.


10.     Statutory Financial Data and Dividend Restrictions


        Midland National is domiciled in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.


        Generally, the net assets of an Iowa domiciled insurance company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the Iowa insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid dividends of $47,200, $45,000 and $41,000 in 2006, 2005 and 2004, respectively.
        Dividends payable in 2007 up to approximately $155,000 will not require prior approval of regulatory authorities.


        The statutory net income of the Company for the years ended December 31, 2006, 2005 and 2004, is approximately $155,000, $187,000 and $95,000, respectively, and reported capital and surplus at December 31, 2006, 2005 and 2004, is approximately $1,020,000, $965,000 and $811,000, respectively, in accordance with statutory accounting principles.


11.     Employee Benefits


        The Company participates in a noncontributory defined benefit pension plan sponsored by SEI that covers certain full-time employees. Effective in December 31, 2004, the plan sponsor approved a plan amendment to freeze the participants' accounts of the noncontributory defined benefit pension plan, which had the effect of establishing each participant's earned accrued benefit as of December 31, 2004. In addition, the participants' benefits shall be payable pursuant to the terms of the Plan to the extent each participant is or becomes 100% vested in such accrued benefits.


        In addition, the Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through health and welfare benefit plans.


        The following table summarizes the benefit obligations, the funded status of and other additional information related to these plans as of December 31, 2006 and 2005. The pension benefits amounts reflect an allocation of the Company's portion of the SEI plans. The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.



                                                                   Pension Benefits            Other Benefits
                                                                  --------------------    ---------------------
                                                                     2006       2005         2006        2005
Obligation and funded status
Accumulated benefit obligation at December 31                     $ 31,733    $ 30,931    $ 12,983    $ 11,131
Fair value of plan assets at December 31                            27,563      22,924           -           -
                                                                  ---------   --------    ---------    --------
Funded status at December 31 $                                      (4,170)   $ (8,007)   $ (12,983)  $ (11,131)
                                                                  ---------   --------    ---------    --------
Accrued benefit liability recognized
in financial statements                                           $ (4,170)   $ (8,007)   $ (9,370)   $ (8,136)
                                                                  ---------   --------    ---------    --------
Pension Benefits Other Benefits
Additional minimum pension liability
Additional minimum liability
Decrease (increase) in minimum liability                          $ 5 ,313    $ 4 ,661    $       -   $       -
included in other comprehensive income,
net of taxes $851 and ($882)                                           652      (1,638)           -           -


Actuarial assumptions
Weighted-average assumptions, used to
determine benefit obligations as of
December 31
    Discount rate                                            5.75%           5.50%             5.75%           5.50%
    Rate of compensation increase                             N/A             N/A               N/A             N/A

Weighted-average assumptions used
 to determine net costs
 as of December 31
    Discount rate                                             5.50%           5.50%            5.50%           5.50%
    Expected return on plan assets                            7.50%           8.25%            N/A                 -
    Rate of compensation increase                             N/A             N/A              N/A                 -



                                         Pension Benefits                        Other Benefits
                                    --------------------------------    ---------------------------------
                                    2006         2005         2004        2006        2005        2004
Additional information
Net periodic benefit costs          $  243       $ 508      $ 3,031     $ 1,543     $ 1,188     $ 1,205
Employer contributions               2,591           -        4,544         300         295         373
Employee contributions                   -           -            -         107         114          55
Benefit payments                       322         311          300         407         409         429




        For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2006. The rate was assumed to decrease gradually each year to 4.50% in 2012 and remain at that level thereafter.


        The measurement date for the plan was January 1, 2006.


        The defined benefit pension plan asset allocation as of the measurement date and target asset allocation, presented as a percentage of total plan assets, were as follows:



                            2006       Target

  Debt securities            61%         55%
  Equity securities          26%         45%
  Other, including cash      13%          0%
                          -------      -------
  Total                     100%        100%
                          -------      -------

        It is the plan sponsor's policy to invest pension plan assets in a diversified portfolio consisting of an array of assets matching the target asset allocations above. The investment risk of the assets is limited by appropriate diversification both within and between asset classes. The assets are managed with a view to ensuring that sufficient liquidity will be available to meet the expected cash flow requirements of the plan.


        The Company expects to contribute $2,462 to the pension plan in 2007.


        The following estimated future benefit payments, which reflect expected future service, as appropriate, are expected to be paid in the years indicated:


                                  Pension             Other
                                  Benefits           Benefits

    Year ending December 31,
    2007                         $   408           $   581
    2008                             521               612
    2009                             610               627
    2010                             718               672
    2011                             883               713
    2012-2016                      7,221             4,484


        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") sponsored by SEI, which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2006, 2005 and 2004 were $6,634, $4,690 and $2,576, respectively. The expense for 2006, 2005 and 2004 was $6,026, $7,039 and $3,120, respectively. All contributions to the ESOP are held in trust.


        Impact of Medicare Modernization Act on Postretirement Benefits
        The FASB issued FASB Staff Position ("FSP") FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP FAS 106-2") in 2004. FSP FAS 106-2 provides guidance on accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Modernization Act"). The Modernization Act provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria.


        The Company has determined that, for the majority of the plan participants, the drug benefits provided by its existing postretirement health plan are actuarially equivalent to the new Medicare benefit, and as a result the Company is eligible for the government subsidy. Accordingly, the plan's accumulated postretirement benefit obligation was reduced by approximately $699 upon the adoption of this new guidance in 2005. This reduction was treated as a deferred experience gain, which will be amortized as a reduction of net periodic postretirement cost (approximately $82 in 2006 and $49 in 2005) over a period of approximately 15.5 years, the average remaining service period of participating employees expected to receive benefits under the plan. For the year ended December 31, 2006 and 2005, the gains produced by recognition of the Modernization Act reduced net periodic postretirement cost by approximately $227 and $153, respectively.


12.     Commitments and Contingencies


        Lease Commitments
        The Company leases certain equipment and office space. Rental expense on operating leases amounted to $4,741, $4,016 and $4,035 for the years ended December 31, 2006, 2005 and 2004, respectively. The approximate future minimum lease payments under non-cancellable leases at December 31, 2006, are $2,592 in 2007; $2,500 in 2008; $2,563 in 2009; $2,158 in
        2010; $2,228 in 2011 and $8,815 thereafter.


        Other Contingencies
        Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.


        In the ordinary course of their business operations, life insurance and financial services companies are increasingly involved in individual consumer and class action litigation in connection with the sale of their products which has resulted in the award of judgments, including punitive and non-economic compensatory damages.


        The Company, like other financial service companies, is involved in various legal actions and in arbitration related to the normal course of its business, in which claims for compensatory and punitive damages are asserted. Although the outcome of any such litigation cannot be predicted, the Company believes that at the present time there are no pending or threatened legal actions that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.


        Limited Partnership Commitments
        At December 31, 2006 and 2005, the Company had outstanding capital commitments to limited partnerships of $145,219 and $109,140, respectively


        Private Placement Bond Funding Commitments
        The Company makes funding commitments to various private placement bond issuers. As of December 31, 2006 and 2005, the Company had $113,998 and $61,725, respectively, of outstanding private placement bond funding commitments.


13.     Other Related Party Transactions


        The Company pays fees to SEI under management contracts that cover certain investment, accounting, employee benefits and management services. The Company was charged $11,040, $9,600 and $9,336 in 2006, 2005 and 2004, respectively, related to these contracts.


        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. The Company was charged $21,247, $23,195 and $19,113 in 2006, 2005 and 2004, respectively. The fee is calculated based on the average fair value of invested assets under management times a contractual rate. The contractual rate was reduced by approximately 20% effective April 1, 2006.


        Midland National provided certain insurance and noninsurance services to North American and NANY for which it was reimbursed $5,683, $10,408 and $9,516 in 2006, 2005 and 2004, respectively, for the costs incurred to render such services.


        The Company pays sales commissions to Sammons Securities, Inc. ("SSI"), a broker-dealer company, associated with the variable life and annuity premiums placed with the Company's separate account funds and other fixed annuity product sales. The Company incurred commissions of approximately $1,035, $651 and $481 in 2006, 2005 and 2004, respectively, related to SSI sales.


        The Company holds a mortgage loan on the property of an indirect affiliate, The Grove Park Inn. The balance of the loan was $30,787 and $31,972 as December 31, 2006 and 2005, respectively. The Company earned interest income on the loan of $2,050, $2,124, $2,193 in 2006, 2005, and 2004, respectively.

Midland National Life
Insurance Company
Separate Account A
Financial Statements
December 31, 2006 and 2005

Midland National Life Insurance Company
Separate Account A
Index
-----------------------------------------------------------------------------------------------------------------


                                                                                                          Page(s)


Report of Independent Registered Public Accounting Firm.........................................................1


Financial Statements


Statements of Assets and Liabilities, Operations and Changes in Net Assets...................................2-44


Notes to Financial Statements...............................................................................45-57


PricewaterhouseCoopers LLP
800 Market St.
St Louis MO 63101-2695
Telephone (314) 206 8500
Facsimile (314) 206 8514
www.pwc.com



                   Report of Independent Registered Public Accounting Firm



The Board of Directors and Stockholder of
Midland National Life Insurance Company and
Policyholders of the Midland National Life
Insurance Company Separate Account A



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the subaccounts of the Midland National Life Insurance Company Separate Account A (which includes the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the MFS Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the AIM Variable Insurance Funds, the LEVCO Series Trust, the Van Eck Worldwide Insurance Trust, the PIMCO Variable Insurance Trust, the Goldman Sachs Variable Insurance Trust, Neuberger Berman Advisors Management Trust, and the Premier VIT subaccount thereof) at December 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2006, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Those financial statements are the responsibility of Midland National Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of securities owned as of December 31, 2006 with the custodian, provide a reasonable basis for our opinion.


\s\

April 19, 2007


Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                        $   6,375,469
     (cost $422,146,776)              $ 484,679,464       Capital gains distributions               17,114,476
                                                                                                 --------------

LIABILITIES                                       -                                                 23,489,945
                                      --------------
                                                        Expenses
NET ASSETS                            $ 484,679,464       Administrative expense                       113,955
                                      --------------
                                                          Mortality and expense risk                 3,941,787
                                                                                                 --------------

                                                      Net investment income                         19,434,203

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments           31,038,054
                                                        Net unrealized appreciation on
                                                         investments                                 1,474,427
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                 $ 51,946,684
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                   $ 417,373,810  $ 361,492,484

Net increase in net assets resulting from operations                                 51,946,684     30,732,245

Capital shares transactions
   Net premiums                                                                      80,027,542     78,166,106
   Transfers of policy loans                                                         (5,741,336)    (5,334,804)
   Transfers of cost of insurance                                                   (29,092,487)   (27,826,858)
   Transfers of surrenders                                                          (20,363,349)   (16,526,195)
   Transfers of death benefits                                                       (1,122,625)      (669,776)
   Transfers of other terminations                                                   (7,000,170)    (1,434,696)
   Interfund and net transfers to general account                                    (1,348,605)    (1,224,696)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                      15,358,970     25,149,081
                                                                                  -------------- --------------

Total increase in net assets                                                         67,305,654     55,881,326
                                                                                  -------------- --------------

Net assets at end of year                                                         $ 484,679,464  $ 417,373,810
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           2

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Money Market Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    347,642
     8,478,456 shares (cost $8,578,456) $ 8,578,456       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    347,642
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,578,456       Administrative expense                         2,096
                                      --------------
                                                          Mortality and expense risk                    64,593
                                                                                                 --------------

                                                      Net investment income                            280,953

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                    -
                                                        Net unrealized appreciation on
                                                         investments                                         -
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 280,953
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,105,579  $   5,561,712

Net increase in net assets resulting from operations                                    280,953        122,918

Capital shares transactions
   Net premiums                                                                       1,839,249      2,951,132
   Transfers of policy loans                                                            (72,775)      (272,207)
   Transfers of cost of insurance                                                      (635,737)      (624,300)
   Transfers of surrenders                                                             (217,121)      (439,090)
   Transfers of death benefits                                                           (8,673)        (1,588)
   Transfers of other terminations                                                   (3,053,254)        (5,808)
   Interfund and net transfers to general account                                     4,340,235     (1,187,190)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,191,924        420,949
                                                                                  -------------- --------------

Total increase in net assets                                                          2,472,877        543,867
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,578,456  $   6,105,579
                                                                                  -------------- --------------




       The accompanying notes are an integral part of these financial statements.

                                           3

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I High Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    486,310
     1,028,217 shares (cost $6,652,141) $ 6,529,175       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    486,310
                                      --------------
                                                        Expenses
NET ASSETS                              $ 6,529,175       Administrative expense                         4,087
                                      --------------
                                                          Mortality and expense risk                    55,146
                                                                                                 --------------

                                                      Net investment income                            427,077

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               29,151
                                                        Net unrealized appreciation on
                                                         investments                                   146,723
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 602,951
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,811,792  $   5,080,151

Net increase in net assets resulting from operations                                    602,951        104,064

Capital shares transactions
   Net premiums                                                                       1,048,237      1,076,108
   Transfers of policy loans                                                            (60,275)       (86,082)
   Transfers of cost of insurance                                                      (453,774)      (441,564)
   Transfers of surrenders                                                             (214,021)      (169,259)
   Transfers of death benefits                                                          (42,181)       (11,319)
   Transfers of other terminations                                                      (19,854)       (11,763)
   Interfund and net transfers to general account                                      (143,700)       271,456
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,432        627,577
                                                                                  -------------- --------------

Total increase in net assets                                                            717,383        731,641
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 6,529,175  $   5,811,792
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           4

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Equity-Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                        $   1,051,606
     1,320,219 shares (cost $30,973,167)$ 34,589,744       Capital gains distributions                3,823,550
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,875,156
                                       --------------
                                                         Expenses
NET ASSETS                              $ 34,589,744       Administrative expense                        20,773
                                       --------------
                                                           Mortality and expense risk                   280,666
                                                                                                 ---------------

                                                       Net investment income                          4,573,717

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,787,747
                                                         Net unrealized depreciation on
                                                          investments                                  (766,379)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,595,085
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 29,885,303  $  30,789,773

Net increase in net assets resulting from operations                                   5,595,085      1,400,711

Capital shares transactions
   Net premiums                                                                        3,157,184      3,675,017
   Transfers of policy loans                                                            (178,550)      (461,256)
   Transfers of cost of insurance                                                     (1,859,486)    (1,963,683)
   Transfers of surrenders                                                            (1,829,093)    (1,305,129)
   Transfers of death benefits                                                          (200,847)       (74,223)
   Transfers of other terminations                                                      (133,016)       (82,824)
   Interfund and net transfers to general account                                        153,164     (2,093,083)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (890,644)    (2,305,181)
                                                                                  ------------------------------

Total increase (decrease) in net assets                                                4,704,441       (904,470)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 34,589,744  $  29,885,303
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           5

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Growth Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    184,176
     1,313,772 shares (cost $40,663,670)$ 47,125,015       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    184,176
                                       --------------
                                                         Expenses
NET ASSETS                              $ 47,125,015       Administrative expense                        28,575
                                       --------------
                                                           Mortality and expense risk                   417,682
                                                                                                 ---------------

                                                       Net investment loss                             (262,081)

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,731,008
                                                         Net unrealized appreciation on
                                                          investments                                   216,710
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,685,637
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,945,094  $  49,884,375

Net increase in net assets resulting from operations                                   2,685,637      2,147,781

Capital shares transactions
   Net premiums                                                                        6,301,064      7,223,656
   Transfers of policy loans                                                            (444,532)      (798,916)
   Transfers of cost of insurance                                                     (3,655,505)    (3,865,720)
   Transfers of surrenders                                                            (3,078,521)    (2,255,726)
   Transfers of death benefits                                                          (228,321)       (92,855)
   Transfers of other terminations                                                      (289,739)      (179,459)
   Interfund and net transfers to general account                                     (2,110,162)    (4,118,042)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                       (3,505,716)    (4,087,062)
                                                                                  ------------------------------

Total decrease in net assets                                                            (820,079)    (1,939,281)
                                                                                  ------------------------------

Net assets at end of year                                                           $ 47,125,015  $  47,945,094
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           6

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Overseas Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    125,845
     731,242 shares (cost $13,084,157)  $ 17,527,874       Capital gains distributions                   87,486
                                                                                                 ---------------

LIABILITIES                                        -                                                    213,331
                                       --------------
                                                         Expenses
NET ASSETS                              $ 17,527,874       Administrative expense                         7,727
                                       --------------
                                                           Mortality and expense risk                   134,843
                                                                                                 ---------------

                                                       Net investment income                             70,761

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,167,765
                                                         Net unrealized appreciation on
                                                          investments                                 1,198,645
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,437,171
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 13,703,972  $   9,536,720

Net increase in net assets resulting from operations                                   2,437,171      2,076,932

Capital shares transactions
   Net premiums                                                                        2,817,543      2,114,346
   Transfers of policy loans                                                            (168,650)      (162,520)
   Transfers of cost of insurance                                                       (831,981)      (710,456)
   Transfers of surrenders                                                              (790,128)      (492,750)
   Transfers of death benefits                                                           (29,515)       (21,180)
   Transfers of other terminations                                                       (62,683)       (43,091)
   Interfund and net transfers to general account                                        452,145      1,405,971
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        1,386,731      2,090,320
                                                                                  ------------------------------

Total increase in net assets                                                           3,823,902      4,167,252
                                                                                  ------------------------------

Net assets at end of year                                                           $ 17,527,874  $  13,703,972
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           7

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund I Mid Cap Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    72,121
     625,442 shares (cost $19,296,900)  $ 21,746,629       Capital gains distributions                2,441,968
                                                                                                 ---------------

LIABILITIES                                        -                                                  2,514,089
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,746,629       Administrative expense                         1,235
                                       --------------
                                                           Mortality and expense risk                   188,489
                                                                                                 ---------------

                                                       Net investment income                          2,324,365

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            2,214,805
                                                         Net unrealized depreciation on
                                                          investments                                (2,222,930)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,316,240
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 19,713,470  $  14,830,730

Net increase in net assets resulting from operations                                   2,316,240      2,786,538

Capital shares transactions
   Net premiums                                                                        3,729,649      3,529,668
   Transfers of policy loans                                                            (306,582)      (148,402)
   Transfers of cost of insurance                                                     (1,025,853)      (972,069)
   Transfers of surrenders                                                              (704,408)      (488,078)
   Transfers of death benefits                                                           (47,951)       (24,230)
   Transfers of other terminations                                                      (373,767)       (77,513)
   Interfund and net transfers to general account                                     (1,554,169)       276,826
                                                                                  ------------------------------

     Net (decrease) increase in net assets from capital share transactions              (283,081)     2,096,202
                                                                                  ------------------------------

Total increase in net assets                                                           2,033,159      4,882,740
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,746,629  $  19,713,470
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           8

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    215,163
     509,161 shares (cost $7,150,867)   $ 7,998,925       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                    215,163
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,998,925       Administrative expense                         8,465
                                      --------------
                                                          Mortality and expense risk                    70,960
                                                                                                 --------------

                                                      Net investment income                            135,738

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              201,180
                                                        Net unrealized appreciation on
                                                         investments                                   142,689
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 479,607
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,036,130  $   8,682,432

Net increase in net assets resulting from operations                                    479,607        235,394

Capital shares transactions
   Net premiums                                                                         836,301        968,494
   Transfers of policy loans                                                            (99,156)       (99,889)
   Transfers of cost of insurance                                                      (582,994)      (607,905)
   Transfers of surrenders                                                             (389,926)      (605,535)
   Transfers of death benefits                                                          (33,720)       (31,155)
   Transfers of other terminations                                                      (37,786)       (17,929)
   Interfund and net transfers to general account                                      (209,531)      (487,777)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (516,812)      (881,696)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (37,205)      (646,302)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,998,925  $   8,036,130
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           9

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    391,766
     768,135 shares (cost $9,780,416)    $ 9,801,407       Capital gains distributions                   23,459
                                                                                                 ---------------

LIABILITIES                                        -                                                    415,225
                                       --------------
                                                         Expenses
NET ASSETS                               $ 9,801,407       Administrative expense                         2,093
                                       --------------
                                                           Mortality and expense risk                    85,265
                                                                                                 ---------------

                                                       Net investment income                            327,867

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized losses on investments            (154,729)
                                                         Net unrealized appreciation on
                                                          investments                                   173,936
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                    $ 347,074
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                      $ 9,999,369  $  10,515,913

Net increase in net assets resulting from operations                                     347,074        116,236

Capital shares transactions
   Net premiums                                                                        1,880,636      1,877,117
   Transfers of policy loans                                                             (60,567)      (115,809)
   Transfers of cost of insurance                                                       (696,108)      (712,818)
   Transfers of surrenders                                                              (217,621)      (641,874)
   Transfers of death benefits                                                            (4,968)       (15,899)
   Transfers of other terminations                                                      (175,763)       (23,067)
   Interfund and net transfers to general account                                     (1,270,645)    (1,000,430)
                                                                                  ------------------------------

     Net decrease in net assets from capital share transactions                         (545,036)      (632,780)
                                                                                  ------------------------------

Total decrease in net assets                                                            (197,962)      (516,544)
                                                                                  ------------------------------

Net assets at end of year                                                            $ 9,801,407  $   9,999,369
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           10

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Index 500 Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    943,946
     383,764 shares (cost $51,894,458)  $ 61,924,179       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    943,946
                                       --------------
                                                         Expenses
NET ASSETS                              $ 61,924,179       Administrative expense                        10,430
                                       --------------
                                                           Mortality and expense risk                   497,275
                                                                                                 ---------------

                                                       Net investment income                            436,241

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            4,542,250
                                                         Net unrealized appreciation on
                                                          investments                                 2,913,815
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 7,892,306
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 53,675,538  $  48,254,425

Net increase in net assets resulting from operations                                   7,892,306      2,025,528

Capital shares transactions
   Net premiums                                                                       10,096,395      9,701,960
   Transfers of policy loans                                                          (1,084,947)      (869,780)
   Transfers of cost of insurance                                                     (3,983,819)    (3,847,214)
   Transfers of surrenders                                                            (2,608,548)    (2,181,443)
   Transfers of death benefits                                                          (104,033)       (59,048)
   Transfers of other terminations                                                      (245,226)      (185,699)
   Interfund and net transfers to general account                                     (1,713,487)       836,809
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          356,335      3,395,585
                                                                                  ------------------------------

Total increase in net assets                                                           8,248,641      5,421,113
                                                                                  ------------------------------

Net assets at end of year                                                           $ 61,924,179  $  53,675,538
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           11

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Contrafund Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    647,142
     1,671,269 shares (cost $44,267,830)$ 52,594,822       Capital gains distributions                4,180,377
                                                                                                 ---------------

LIABILITIES                                        -                                                  4,827,519
                                       --------------
                                                         Expenses
NET ASSETS                              $ 52,594,822       Administrative expense                        14,374
                                       --------------
                                                           Mortality and expense risk                   438,797
                                                                                                 ---------------

                                                       Net investment income                          4,374,348

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            5,219,462
                                                         Net unrealized depreciation on
                                                          investments                                (4,434,819)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 5,158,991
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 47,391,065  $  41,520,720

Net increase in net assets resulting from operations                                   5,158,991      6,457,345

Capital shares transactions
   Net premiums                                                                        7,038,064      6,915,580
   Transfers of policy loans                                                            (528,184)      (585,093)
   Transfers of cost of insurance                                                     (2,741,188)    (2,780,950)
   Transfers of surrenders                                                            (2,671,524)    (1,970,336)
   Transfers of death benefits                                                           (93,878)       (91,496)
   Transfers of other terminations                                                      (486,832)      (156,156)
   Interfund and net transfers to general account                                       (471,692)    (1,918,549)
                                                                                  ------------------------------

     Net increase (decrease) in net assets from capital share transactions                44,766       (587,000)
                                                                                  ------------------------------

Total increase in net assets                                                           5,203,757      5,870,345
                                                                                  ------------------------------

Net assets at end of year                                                           $ 52,594,822  $  47,391,065
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           12

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    98,271
     354,279 shares (cost $4,240,970)   $ 4,818,192       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     98,271
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,818,192       Administrative expense                         2,375
                                      --------------
                                                          Mortality and expense risk                    43,213
                                                                                                 --------------

                                                      Net investment income                             52,683

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              219,804
                                                        Net unrealized appreciation on
                                                         investments                                     9,271
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 281,758
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,914,827  $   5,033,531

Net increase in net assets resulting from operations                                    281,758        137,044

Capital shares transactions
   Net premiums                                                                         637,799        707,819
   Transfers of policy loans                                                            (70,676)      (105,318)
   Transfers of cost of insurance                                                      (372,253)      (392,275)
   Transfers of surrenders                                                             (382,078)      (214,925)
   Transfers of death benefits                                                          (23,854)       (19,010)
   Transfers of other terminations                                                      (31,067)       (21,767)
   Interfund and net transfers to general account                                      (136,264)      (210,272)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (378,393)      (255,748)
                                                                                  -------------- --------------

Total decrease in net assets                                                            (96,635)      (118,704)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,818,192  $   4,914,827
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           13

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Balanced Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,200
     304,034 shares (cost $4,260,585)   $ 4,752,048       Capital gains distributions                  142,485
                                                                                                 --------------

LIABILITIES                                       -                                                    229,685
                                      --------------
                                                        Expenses
NET ASSETS                              $ 4,752,048       Administrative expense                           171
                                      --------------
                                                          Mortality and expense risk                    39,383
                                                                                                 --------------

                                                      Net investment income                            190,131

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              157,745
                                                        Net unrealized appreciation on
                                                         investments                                   106,419
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 454,295
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,183,466  $   3,819,590

Net increase in net assets resulting from operations                                    454,295        200,341

Capital shares transactions
   Net premiums                                                                         731,602        842,099
   Transfers of policy loans                                                            (51,002)       (34,595)
   Transfers of cost of insurance                                                      (358,635)      (358,186)
   Transfers of surrenders                                                             (194,915)      (135,601)
   Transfers of death benefits                                                           (6,840)        (6,109)
   Transfers of other terminations                                                      (14,466)        (6,825)
   Interfund and net transfers to general account                                         8,543       (137,248)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         114,287        163,535
                                                                                  -------------- --------------

Total increase in net assets                                                            568,582        363,876
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 4,752,048  $   4,183,466
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           14

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth & Income Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    75,673
     631,769 shares (cost $8,601,257)  $ 10,184,116       Capital gains distributions                  211,440
                                                                                                 --------------

LIABILITIES                                       -                                                    287,113
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,184,116       Administrative expense                           663
                                      --------------
                                                          Mortality and expense risk                    79,291
                                                                                                 --------------

                                                      Net investment income                            207,159

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              522,164
                                                        Net unrealized appreciation on
                                                         investments                                   336,526
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,065,849
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,188,594  $   7,706,179

Net increase in net assets resulting from operations                                  1,065,849        516,907

Capital shares transactions
   Net premiums                                                                       1,696,325      1,398,682
   Transfers of policy loans                                                            (99,163)       (51,263)
   Transfers of cost of insurance                                                      (665,544)      (669,744)
   Transfers of surrenders                                                             (468,898)      (326,376)
   Transfers of death benefits                                                          (23,515)       (24,545)
   Transfers of other terminations                                                      (51,283)       (27,735)
   Interfund and net transfers to general account                                       541,751       (333,511)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions              929,673        (34,492)
                                                                                  -------------- --------------

Total increase in net assets                                                          1,995,522        482,415
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,184,116  $   8,188,594
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           15

Midland National Life Insurance Company
Separate Account A
Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    63,863
     514,527 shares (cost $7,775,525)   $ 9,343,810       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     63,863
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,343,810       Administrative expense                           758
                                      --------------
                                                          Mortality and expense risk                    80,581
                                                                                                 --------------

                                                      Net investment loss                              (17,476)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              701,186
                                                        Net unrealized depreciation on
                                                         investments                                  (289,638)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 394,072
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 9,422,551  $   9,022,058

Net increase in net assets resulting from operations                                    394,072        690,090

Capital shares transactions
   Net premiums                                                                       1,358,947      1,540,940
   Transfers of policy loans                                                           (155,454)      (139,430)
   Transfers of cost of insurance                                                      (742,183)      (780,274)
   Transfers of surrenders                                                             (577,597)      (476,464)
   Transfers of death benefits                                                          (18,379)        (6,496)
   Transfers of other terminations                                                      (91,524)       (34,134)
   Interfund and net transfers to general account                                      (246,623)      (393,739)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (472,813)      (289,597)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (78,741)       400,493
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,343,810  $   9,422,551
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           16

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Balanced Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    52,877
     437,969 shares (cost $3,149,348)   $ 3,297,904       Capital gains distributions                  177,234
                                                                                                 --------------

LIABILITIES                                       -                                                    230,111
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,297,904       Administrative expense                            97
                                      --------------
                                                          Mortality and expense risk                    27,187
                                                                                                 --------------

                                                      Net investment income                            202,827

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              206,710
                                                        Net unrealized depreciation on
                                                         investments                                  (122,831)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 286,706
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,721,054  $   2,444,829

Net increase in net assets resulting from operations                                    286,706        104,728

Capital shares transactions
   Net premiums                                                                         627,045        551,914
   Transfers of policy loans                                                            (22,162)       (22,601)
   Transfers of cost of insurance                                                      (221,594)      (213,696)
   Transfers of surrenders                                                              (97,609)       (91,739)
   Transfers of death benefits                                                             (946)       (20,923)
   Transfers of other terminations                                                     (244,927)        (5,801)
   Interfund and net transfers to general account                                       250,337        (25,657)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         290,144        171,497
                                                                                  -------------- --------------

Total increase in net assets                                                            576,850        276,225
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,297,904  $   2,721,054
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           17

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Capital Appreciation Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     503,337 shares (cost $4,076,190)   $ 5,516,568       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,516,568       Administrative expense                           304
                                      --------------
                                                          Mortality and expense risk                    45,626
                                                                                                 --------------

                                                      Net investment loss                              (45,930)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              542,489
                                                        Net unrealized appreciation on
                                                         investments                                   267,743
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 764,302
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,745,135  $   3,939,398

Net increase in net assets resulting from operations                                    764,302        824,008

Capital shares transactions
   Net premiums                                                                         731,349        695,976
   Transfers of policy loans                                                            (66,742)       (36,380)
   Transfers of cost of insurance                                                      (298,119)      (337,239)
   Transfers of surrenders                                                             (307,362)      (143,704)
   Transfers of death benefits                                                           (5,660)        (7,857)
   Transfers of other terminations                                                      (24,990)       (18,515)
   Interfund and net transfers to general account                                       (21,345)      (170,552)
                                                                                  -------------- --------------

     Net increase (decrease) in net assets from capital share transactions                7,131        (18,271)
                                                                                  -------------- --------------

Total increase in net assets                                                            771,433        805,737
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,516,568  $   4,745,135
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           18

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. International Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    254,402
     2,091,306 shares (cost $16,373,600)$ 21,164,022       Capital gains distributions                        -
                                                                                                 ---------------

LIABILITIES                                        -                                                    254,402
                                       --------------
                                                         Expenses
NET ASSETS                              $ 21,164,022       Administrative expense                         1,389
                                       --------------
                                                           Mortality and expense risk                   154,905
                                                                                                 ---------------

                                                       Net investment income                             98,108

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,797,556
                                                         Net unrealized appreciation on
                                                          investments                                 1,923,426
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 3,819,090
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 14,404,355  $   9,706,395

Net increase in net assets resulting from operations                                   3,819,090      1,530,466

Capital shares transactions
   Net premiums                                                                        4,377,812      3,370,566
   Transfers of policy loans                                                            (197,182)      (144,218)
   Transfers of cost of insurance                                                     (1,127,712)      (834,323)
   Transfers of surrenders                                                              (784,362)      (592,720)
   Transfers of death benefits                                                           (29,838)       (22,699)
   Transfers of other terminations                                                      (250,351)       (71,659)
   Interfund and net transfers to general account                                        952,210      1,462,547
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,940,577      3,167,494
                                                                                  ------------------------------

Total increase in net assets                                                           6,759,667      4,697,960
                                                                                  ------------------------------

Net assets at end of year                                                           $ 21,164,022  $  14,404,355
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           19

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Value Fund
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    226,205
     2,358,202 shares (cost $18,810,940)$ 20,610,685       Capital gains distributions                1,426,937
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,653,142
                                       --------------
                                                         Expenses
NET ASSETS                              $ 20,610,685       Administrative expense                         1,614
                                       --------------
                                                           Mortality and expense risk                   157,968
                                                                                                 ---------------

                                                       Net investment income                          1,493,560

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              441,762
                                                         Net unrealized appreciation on
                                                          investments                                 1,059,673
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 2,994,995
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 15,382,309  $  11,215,585

Net increase in net assets resulting from operations                                   2,994,995        602,501

Capital shares transactions
   Net premiums                                                                        4,233,420      3,408,874
   Transfers of policy loans                                                            (198,513)      (118,909)
   Transfers of cost of insurance                                                     (1,139,394)      (879,503)
   Transfers of surrenders                                                              (536,931)      (645,216)
   Transfers of death benefits                                                           (20,162)       (12,536)
   Transfers of other terminations                                                      (214,641)       (88,272)
   Interfund and net transfers to general account                                        109,602      1,899,785
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                        2,233,381      3,564,223
                                                                                  ------------------------------

Total increase in net assets                                                           5,228,376      4,166,724
                                                                                  ------------------------------

Net assets at end of year                                                           $ 20,610,685  $  15,382,309
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           20

Midland National Life Insurance Company
Separate Account A
American Century Variable Portfolios, Inc. Income & Growth Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,119
     384,245 shares (cost $2,728,332)   $ 3,316,030       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,119
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,316,030       Administrative expense                           113
                                      --------------
                                                          Mortality and expense risk                    25,183
                                                                                                 --------------

                                                      Net investment income                             25,823

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              218,042
                                                        Net unrealized appreciation on
                                                         investments                                   190,322
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 434,187
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,770,134  $   2,584,309

Net increase in net assets resulting from operations                                    434,187        100,560

Capital shares transactions
   Net premiums                                                                         448,743        486,225
   Transfers of policy loans                                                            (55,090)       (52,087)
   Transfers of cost of insurance                                                      (188,076)      (191,049)
   Transfers of surrenders                                                             (199,233)      (100,354)
   Transfers of death benefits                                                                -         (4,040)
   Transfers of other terminations                                                      (11,099)        (6,707)
   Interfund and net transfers to general account                                       116,464        (46,723)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         111,709         85,265
                                                                                  -------------- --------------

Total increase in net assets                                                            545,896        185,825
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,316,030  $   2,770,134
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           21

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Emerging Growth Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     562,040 shares (cost $9,542,685)  $ 11,600,497       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                             $ 11,600,497       Administrative expense                           617
                                      --------------
                                                          Mortality and expense risk                    99,711
                                                                                                 --------------

                                                      Net investment loss                             (100,328)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,062,951
                                                        Net unrealized depreciation on
                                                         investments                                  (195,896)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 766,727
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                    $ 11,576,518  $  11,330,395

Net increase in net assets resulting from operations                                    766,727        868,660

Capital shares transactions
   Net premiums                                                                       1,912,803      2,152,254
   Transfers of policy loans                                                           (202,749)      (150,440)
   Transfers of cost of insurance                                                      (884,873)      (939,880)
   Transfers of surrenders                                                             (947,530)      (508,907)
   Transfers of death benefits                                                          (18,586)       (11,348)
   Transfers of other terminations                                                     (107,964)       (43,882)
   Interfund and net transfers to general account                                      (493,849)    (1,120,334)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (742,748)      (622,537)
                                                                                  -------------- --------------

Total increase in net assets                                                             23,979        246,123
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 11,600,497  $  11,576,518
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           22

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Investors Trust Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     8,830
     89,063 shares (cost $1,538,460)    $ 1,931,782       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                      8,830
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,931,782       Administrative expense                            12
                                      --------------
                                                          Mortality and expense risk                    16,047
                                                                                                 --------------

                                                      Net investment loss                               (7,229)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              132,940
                                                        Net unrealized appreciation on
                                                         investments                                    80,670
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 206,381
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,741,627  $   1,783,500

Net increase in net assets resulting from operations                                    206,381        101,157

Capital shares transactions
   Net premiums                                                                         303,321        321,776
   Transfers of policy loans                                                            (13,088)       (34,227)
   Transfers of cost of insurance                                                      (136,442)      (140,736)
   Transfers of surrenders                                                             (128,944)      (155,482)
   Transfers of death benefits                                                           (3,925)       (17,774)
   Transfers of other terminations                                                      (11,827)        (8,573)
   Interfund and net transfers to general account                                       (25,321)      (108,014)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (16,226)      (143,030)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 190,155        (41,873)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,931,782  $   1,741,627
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           23

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust New Discovery Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     408,291 shares (cost $5,961,821)   $ 7,112,418       Capital gains distributions                  119,815
                                                                                                 --------------

LIABILITIES                                       -                                                    119,815
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,112,418       Administrative expense                           503
                                      --------------
                                                          Mortality and expense risk                    59,895
                                                                                                 --------------

                                                      Net investment income                             59,417

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              300,247
                                                        Net unrealized appreciation on
                                                         investments                                   422,905
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 782,569
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,696,977  $   7,337,919

Net increase in net assets resulting from operations                                    782,569        230,756

Capital shares transactions
   Net premiums                                                                       1,097,571      1,369,958
   Transfers of policy loans                                                           (141,241)       (91,109)
   Transfers of cost of insurance                                                      (442,044)      (519,004)
   Transfers of surrenders                                                             (396,415)      (324,712)
   Transfers of death benefits                                                          (10,694)        (1,748)
   Transfers of other terminations                                                      (25,915)       (21,332)
   Interfund and net transfers to general account                                      (448,390)    (1,283,751)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                        (367,128)      (871,698)
                                                                                  -------------- --------------

Total increase (decrease) in net assets                                                 415,441       (640,942)
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,112,418  $   6,696,977
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           24

Midland National Life Insurance Company
Separate Account A
MFS Variable Insurance Trust Research Series
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    25,595
     300,463 shares (cost $4,403,027)   $ 5,420,357       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     25,595
                                      --------------
                                                        Expenses
NET ASSETS                              $ 5,420,357       Administrative expense                           148
                                      --------------
                                                          Mortality and expense risk                    46,429
                                                                                                 --------------

                                                      Net investment loss                              (20,982)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              401,062
                                                        Net unrealized appreciation on
                                                         investments                                    94,682
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 474,762
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,018,980  $   4,894,475

Net increase in net assets resulting from operations                                    474,762        316,954

Capital shares transactions
   Net premiums                                                                         856,595        995,235
   Transfers of policy loans                                                            (62,146)       (69,846)
   Transfers of cost of insurance                                                      (367,850)      (407,830)
   Transfers of surrenders                                                             (288,899)      (167,809)
   Transfers of death benefits                                                          (10,616)        (8,831)
   Transfers of other terminations                                                      (19,382)       (16,255)
   Interfund and net transfers to general account                                      (181,087)      (517,113)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (73,385)      (192,449)
                                                                                  -------------- --------------

Total increase in net assets                                                            401,377        124,505
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 5,420,357  $   5,018,980
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           25

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Growth and Income Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                         $    169,092
     485,583 shares (cost $12,871,262)  $ 14,247,013       Capital gains distributions                  453,115
                                                                                                 ---------------

LIABILITIES                                        -                                                    622,207
                                       --------------
                                                         Expenses
NET ASSETS                              $ 14,247,013       Administrative expense                           458
                                       --------------
                                                           Mortality and expense risk                   109,262
                                                                                                 ---------------

                                                       Net investment income                            512,487

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments              719,487
                                                         Net unrealized appreciation on
                                                          investments                                   675,905
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,907,879
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 11,373,221  $   9,826,097

Net increase in net assets resulting from operations                                   1,907,879        283,025

Capital shares transactions
   Net premiums                                                                        2,451,348      2,628,620
   Transfers of policy loans                                                            (151,075)      (127,833)
   Transfers of cost of insurance                                                       (807,339)      (786,878)
   Transfers of surrenders                                                              (417,356)      (312,682)
   Transfers of death benefits                                                           (19,812)       (10,472)
   Transfers of other terminations                                                       (57,788)       (24,436)
   Interfund and net transfers to general account                                        (32,065)      (102,220)
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                          965,913      1,264,099
                                                                                  ------------------------------

Total increase in net assets                                                           2,873,792      1,547,124
                                                                                  ------------------------------

Net assets at end of year                                                           $ 14,247,013  $  11,373,221
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           26

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
----------------------------------------------------------------------------------------
 Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                  Year Ended December 31, 2006

ASSETS                                                 INVESTMENT INCOME
   Investment in Portfolio,                                Dividend income                          $    89,791
     850,854 shares (cost $17,675,715)  $ 18,531,601       Capital gains distributions                1,399,059
                                                                                                 ---------------

LIABILITIES                                        -                                                  1,488,850
                                       --------------
                                                         Expenses
NET ASSETS                              $ 18,531,601       Administrative expense                         1,589
                                       --------------
                                                           Mortality and expense risk                   154,909
                                                                                                 ---------------

                                                       Net investment income                          1,332,352

                                                       REALIZED AND UNREALIZED GAINS
                                                        (LOSSES) ON INVESTMENTS
                                                         Net realized gains on investments            1,437,095
                                                         Net unrealized depreciation on
                                                          investments                                  (903,410)
                                                                                                 ---------------

                                                       Net increase in net assets resulting from
                                                        operations                                  $ 1,866,037
                                                                                                 ---------------

----------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                       2006           2005

Net assets at beginning of year                                                     $ 16,637,131  $  12,416,192

Net increase in net assets resulting from operations                                   1,866,037      1,108,328

Capital shares transactions
   Net premiums                                                                        3,598,272      3,613,914
   Transfers of policy loans                                                            (197,165)      (151,493)
   Transfers of cost of insurance                                                     (1,017,863)      (892,586)
   Transfers of surrenders                                                              (526,525)      (452,181)
   Transfers of death benefits                                                           (34,309)       (46,891)
   Transfers of other terminations                                                      (120,049)       (73,056)
   Interfund and net transfers to general account                                     (1,673,928)     1,114,904
                                                                                  ------------------------------

     Net increase in net assets from capital share transactions                           28,433      3,112,611
                                                                                  ------------------------------

Total increase in net assets                                                           1,894,470      4,220,939
                                                                                  ------------------------------

Net assets at end of year                                                           $ 18,531,601  $  16,637,131
                                                                                  ------------------------------



       The accompanying notes are an integral part of these financial statements.

                                           27

Midland National Life Insurance Company
Separate Account A
Lord Abbett Series Fund, Inc. International Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    28,517
     643,349 shares (cost $6,758,998)   $ 7,649,418       Capital gains distributions                  835,820
                                                                                                 --------------

LIABILITIES                                       -                                                    864,337
                                      --------------
                                                        Expenses
NET ASSETS                              $ 7,649,418       Administrative expense                           633
                                      --------------
                                                          Mortality and expense risk                    54,602
                                                                                                 --------------

                                                      Net investment income                            809,102

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              577,958
                                                        Net unrealized appreciation on
                                                         investments                                   104,098
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,491,158
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 4,732,183  $   1,779,463

Net increase in net assets resulting from operations                                  1,491,158        838,768

Capital shares transactions
   Net premiums                                                                         941,252        929,033
   Transfers of policy loans                                                            (22,294)       (14,882)
   Transfers of cost of insurance                                                      (204,329)      (154,447)
   Transfers of surrenders                                                             (101,888)       (61,345)
   Transfers of death benefits                                                             (225)             -
   Transfers of other terminations                                                      (12,141)        (5,918)
   Interfund and net transfers to general account                                       825,702      1,421,511
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,426,077      2,113,952
                                                                                  -------------- --------------

Total increase in net assets                                                          2,917,235      2,952,720
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 7,649,418  $   4,732,183
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           28

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    10,698
     253,801 shares (cost $9,435,081)  $ 10,461,666       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     10,698
                                      --------------
                                                        Expenses
NET ASSETS                             $ 10,461,666       Administrative expense                           467
                                      --------------
                                                          Mortality and expense risk                    80,107
                                                                                                 --------------

                                                      Net investment loss                              (69,876)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              343,269
                                                        Net unrealized appreciation on
                                                         investments                                   162,971
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 436,364
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,928,119  $   4,216,027

Net increase in net assets resulting from operations                                    436,364        727,105

Capital shares transactions
   Net premiums                                                                       2,795,922      2,249,769
   Transfers of policy loans                                                           (126,336)       (73,516)
   Transfers of cost of insurance                                                      (617,161)      (432,087)
   Transfers of surrenders                                                             (176,146)      (232,411)
   Transfers of death benefits                                                          (12,604)        (3,387)
   Transfers of other terminations                                                      (81,140)       (32,093)
   Interfund and net transfers to general account                                       314,648      1,508,712
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,097,183      2,984,987
                                                                                  -------------- --------------

Total increase in net assets                                                          2,533,547      3,712,092
                                                                                  -------------- --------------

Net assets at end of year                                                          $ 10,461,666  $   7,928,119
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           29

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     415,221 shares (cost $8,305,243)   $ 8,615,830       Capital gains distributions                1,192,460
                                                                                                 --------------

LIABILITIES                                       -                                                  1,192,460
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,615,830       Administrative expense                           376
                                      --------------
                                                          Mortality and expense risk                    73,332
                                                                                                 --------------

                                                      Net investment income                          1,118,752

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              221,714
                                                        Net unrealized depreciation on
                                                         investments                                  (640,654)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 699,812
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,153,666  $   6,715,021

Net increase in net assets resulting from operations                                    699,812        642,957

Capital shares transactions
   Net premiums                                                                       1,606,134      1,689,873
   Transfers of policy loans                                                           (120,999)       (67,391)
   Transfers of cost of insurance                                                      (524,988)      (462,594)
   Transfers of surrenders                                                             (233,733)      (187,073)
   Transfers of death benefits                                                          (28,485)        (3,469)
   Transfers of other terminations                                                      (35,732)       (24,885)
   Interfund and net transfers to general account                                      (899,845)      (148,773)
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions             (237,648)       795,688
                                                                                  -------------- --------------

Total increase in net assets                                                            462,164      1,438,645
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,615,830  $   8,153,666
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           30

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     203,767 shares (cost $6,633,482)   $ 8,452,271       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,452,271       Administrative expense                           120
                                      --------------
                                                          Mortality and expense risk                    68,264
                                                                                                 --------------

                                                      Net investment loss                              (68,384)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments              640,213
                                                        Net unrealized appreciation on
                                                         investments                                   721,325
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,293,154
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 7,075,574  $   5,964,934

Net increase in net assets resulting from operations                                  1,293,154        808,415

Capital shares transactions
   Net premiums                                                                       1,539,485      1,526,084
   Transfers of policy loans                                                           (131,803)       (81,427)
   Transfers of cost of insurance                                                      (451,675)      (464,619)
   Transfers of surrenders                                                             (342,573)      (182,475)
   Transfers of death benefits                                                          (29,554)        (2,761)
   Transfers of other terminations                                                      (29,136)       (25,031)
   Interfund and net transfers to general account                                      (471,201)      (467,546)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                          83,543        302,225
                                                                                  -------------- --------------

Total increase in net assets                                                          1,376,697      1,110,640
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,452,271  $   7,075,574
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           31

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     297,033 shares (cost $7,132,104)   $ 8,441,665       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,441,665       Administrative expense                           331
                                      --------------
                                                          Mortality and expense risk                    77,258
                                                                                                 --------------

                                                      Net investment loss                              (77,589)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,471,676
                                                        Net unrealized depreciation on
                                                         investments                                   (25,596)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,368,491
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 8,206,483  $   6,058,125

Net increase in net assets resulting from operations                                  1,368,491      1,036,592

Capital shares transactions
   Net premiums                                                                       1,826,945      1,551,349
   Transfers of policy loans                                                            (96,823)       (36,705)
   Transfers of cost of insurance                                                      (505,566)      (460,019)
   Transfers of surrenders                                                             (173,750)      (124,138)
   Transfers of death benefits                                                           (3,965)        (1,640)
   Transfers of other terminations                                                      (61,927)       (21,526)
   Interfund and net transfers to general account                                    (2,118,223)       204,445
                                                                                  -------------- --------------

     Net (decrease) increase in net assets from capital share transactions           (1,133,309)     1,111,766
                                                                                  -------------- --------------

Total increase in net assets                                                            235,182      2,148,358
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,441,665  $   8,206,483
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           32

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Financial Services Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    22,438
     96,318 shares (cost $1,449,088)    $ 1,676,905       Capital gains distributions                    8,666
                                                                                                 --------------

LIABILITIES                                       -                                                     31,104
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,676,905       Administrative expense                            26
                                      --------------
                                                          Mortality and expense risk                    11,850
                                                                                                 --------------

                                                      Net investment income                             19,228

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               57,714
                                                        Net unrealized appreciation on
                                                         investments                                   124,952
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 201,894
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,245,177  $   1,069,179

Net increase in net assets resulting from operations                                    201,894         61,327

Capital shares transactions
   Net premiums                                                                         236,450        288,602
   Transfers of policy loans                                                            (21,569)       (22,370)
   Transfers of cost of insurance                                                       (92,410)       (88,395)
   Transfers of surrenders                                                              (25,517)       (29,224)
   Transfers of death benefits                                                                -         (1,406)
   Transfers of other terminations                                                      (28,247)       (10,100)
   Interfund and net transfers to general account                                       161,127        (22,436)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         229,834        114,671
                                                                                  -------------- --------------

Total increase in net assets                                                            431,728        175,998
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,676,905  $   1,245,177
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           33

Midland National Life Insurance Company
Separate Account A
AIM Variable Insurance Funds Global Health Care Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     78,705 shares (cost $1,543,581)    $ 1,692,934       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,692,934       Administrative expense                            48
                                      --------------
                                                          Mortality and expense risk                    13,698
                                                                                                 --------------

                                                      Net investment in loss                           (13,746)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               61,470
                                                        Net unrealized appreciation on
                                                         investments                                    20,878
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 68,602
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,376,465  $   1,109,323

Net increase in net assets resulting from operations                                     68,602         92,853

Capital shares transactions
   Net premiums                                                                         437,010        324,173
   Transfers of policy loans                                                            (38,075)       (20,027)
   Transfers of cost of insurance                                                      (103,967)       (95,410)
   Transfers of surrenders                                                              (32,500)       (22,226)
   Transfers of death benefits                                                                -         (1,064)
   Transfers of other terminations                                                      (25,750)       (13,060)
   Interfund and net transfers to general account                                        11,149          1,903
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         247,867        174,289
                                                                                  -------------- --------------

Total increase in net assets                                                            316,469        267,142
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,692,934  $   1,376,465
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           34

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     0 shares (cost $0)                         $ -       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                      $ -       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                        13
                                                                                                 --------------

                                                      Net investment loss                                  (13)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                5,184
                                                        Net unrealized depreciation on
                                                         investments                                    (4,525)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                        $ 646
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                        $ 14,305    $    14,085

Net increase in net assets resulting from operations                                        646          1,043

Capital shares transactions
   Net premiums                                                                             (16)           (37)
   Transfers of policy loans                                                                  -            (29)
   Transfers of cost of insurance                                                           (48)          (237)
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       (14,887)          (520)
                                                                                  -------------- --------------

     Net decrease in net assets from capital share transactions                         (14,951)          (823)
                                                                                  -------------- --------------

Total (decrease) increase in net assets                                                 (14,305)           220
                                                                                  -------------- --------------

Net assets at end of year                                                                   $ -    $    14,305
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           35

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,957
     248,759 shares (cost $7,070,175)   $ 8,136,910       Capital gains distributions                  336,757
                                                                                                 --------------

LIABILITIES                                       -                                                    340,714
                                      --------------
                                                        Expenses
NET ASSETS                              $ 8,136,910       Administrative expense                           381
                                      --------------
                                                          Mortality and expense risk                    62,478
                                                                                                 --------------

                                                      Net investment income                            277,855

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments            1,148,394
                                                        Net unrealized depreciation on
                                                         investments                                   (73,195)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                  $ 1,353,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 5,176,284  $   1,703,910

Net increase in net assets resulting from operations                                  1,353,054      1,315,080

Capital shares transactions
   Net premiums                                                                       1,661,873      1,076,810
   Transfers of policy loans                                                           (420,725)       (35,404)
   Transfers of cost of insurance                                                      (331,711)      (192,343)
   Transfers of surrenders                                                             (129,058)       (83,816)
   Transfers of death benefits                                                             (261)        (1,049)
   Transfers of other terminations                                                     (129,798)        (9,255)
   Interfund and net transfers to general account                                       957,252      1,402,351
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,607,572      2,157,294
                                                                                  -------------- --------------

Total increase in net assets                                                          2,960,626      3,472,374
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 8,136,910  $   5,176,284
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           36

Midland National Life Insurance Company
Separate Account A
Van Eck Worldwide Insurance Trust Worldwide Real Estate Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     87,206 shares (cost $1,497,695)    $ 1,642,088       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,642,088       Administrative expense                            31
                                      --------------
                                                          Mortality and expense risk                     4,339
                                                                                                 --------------

                                                      Net investment loss                               (4,370)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               32,861
                                                        Net unrealized appreciation on
                                                         investments                                   144,393
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 172,884
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                    172,884              -

Capital shares transactions
   Net premiums                                                                         176,126              -
   Transfers of policy loans                                                             (8,261)             -
   Transfers of cost of insurance                                                       (22,556)             -
   Transfers of surrenders                                                               (1,972)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                     1,325,867              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       1,469,204              -
                                                                                  -------------- --------------

Total increase in net assets                                                          1,642,088              -
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,642,088      $       -
                                                                                  -------------- --------------



      The accompanying notes are an integral part of these financial statements.


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Total Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    368,072
     963,021 shares (cost $9,916,131)   $ 9,745,775       Capital gains distributions                   51,111
                                                                                                 --------------

LIABILITIES                                       -                                                    419,183
                                      --------------
                                                        Expenses
NET ASSETS                              $ 9,745,775       Administrative expense                           643
                                      --------------
                                                          Mortality and expense risk                    75,286
                                                                                                 --------------

                                                      Net investment income                            343,254

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (80,222)
                                                        Net unrealized depreciation on
                                                         investments                                    (3,451)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 259,581
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 6,676,613  $   2,070,736

Net increase in net assets resulting from operations                                    259,581         63,532

Capital shares transactions
   Net premiums                                                                       3,045,254      2,628,127
   Transfers of policy loans                                                            (51,631)       (39,830)
   Transfers of cost of insurance                                                      (616,184)      (298,163)
   Transfers of surrenders                                                             (145,350)      (236,762)
   Transfers of death benefits                                                          (20,204)        (3,255)
   Transfers of other terminations                                                      (45,539)       (26,483)
   Interfund and net transfers to general account                                       643,235      2,518,711
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                       2,809,581      4,542,345
                                                                                  -------------- --------------

Total increase in net assets                                                          3,069,162      4,605,877
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 9,745,775  $   6,676,613
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           38

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Low Duration Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    51,385
     148,148 shares (cost $1,507,267)   $ 1,490,374       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     51,385
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,490,374       Administrative expense                            58
                                      --------------
                                                          Mortality and expense risk                     7,947
                                                                                                 --------------

                                                      Net investment income                             43,380

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (3,717)
                                                        Net unrealized appreciation on
                                                         investments                                       295
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 39,958
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,100,561   $    673,026

Net increase in net assets resulting from operations                                     39,958          2,198

Capital shares transactions
   Net premiums                                                                         472,302        507,056
   Transfers of policy loans                                                                 68           (659)
   Transfers of cost of insurance                                                       (74,210)       (66,396)
   Transfers of surrenders                                                               (3,229)        (3,668)
   Transfers of death benefits                                                                -           (848)
   Transfers of other terminations                                                       (1,316)             -
   Interfund and net transfers to general account                                       (43,760)       (10,148)
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         349,855        425,337
                                                                                  -------------- --------------

Total increase in net assets                                                            389,813        427,535
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,490,374  $   1,100,561
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           39


Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust High Yield Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $    87,161
     189,806 shares (cost $1,561,804)   $ 1,582,985       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                     87,161
                                      --------------
                                                        Expenses
NET ASSETS                              $ 1,582,985       Administrative expense                            44
                                      --------------
                                                          Mortality and expense risk                    11,074
                                                                                                 --------------

                                                      Net investment income                             76,043

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments              (2,264)
                                                        Net unrealized appreciation on
                                                         investments                                    29,275
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                    $ 103,054
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 1,126,787   $    806,118

Net increase in net assets resulting from operations                                    103,054         33,318

Capital shares transactions
   Net premiums                                                                         326,164        305,401
   Transfers of policy loans                                                             (8,145)        (2,244)
   Transfers of cost of insurance                                                       (79,811)       (60,990)
   Transfers of surrenders                                                              (10,474)       (10,502)
   Transfers of death benefits                                                           (1,508)        (1,415)
   Transfers of other terminations                                                       (1,251)             -
   Interfund and net transfers to general account                                       128,169         57,101
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         353,144        287,351
                                                                                  -------------- --------------

Total increase in net assets                                                            456,198        320,669
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 1,582,985  $   1,126,787
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           40

Midland National Life Insurance Company
Separate Account A
PIMCO Variable Insurance Trust Real Return Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                         $    125,317
     270,495 shares (cost $3,404,266)   $ 3,227,004       Capital gains distributions                   90,906
                                                                                                 --------------

LIABILITIES                                       -                                                    216,223
                                      --------------
                                                        Expenses
NET ASSETS                              $ 3,227,004       Administrative expense                           111
                                      --------------
                                                          Mortality and expense risk                    21,998
                                                                                                 --------------

                                                      Net investment income                            194,114

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments             (63,881)
                                                        Net unrealized depreciation on
                                                         investments                                  (130,783)
                                                                                                 --------------

                                                      Net decrease in net assets resulting from
                                                       operations                                       $ (550)
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                     $ 2,517,402  $   1,595,134

Net (decrease) increase in net assets resulting from operations                            (550)        20,085

Capital shares transactions
   Net premiums                                                                         886,305        971,936
   Transfers of policy loans                                                             (2,618)       (10,617)
   Transfers of cost of insurance                                                      (203,311)      (181,276)
   Transfers of surrenders                                                              (10,783)      (154,463)
   Transfers of death benefits                                                           (4,596)        (5,210)
   Transfers of other terminations                                                     (206,139)       (14,087)
   Interfund and net transfers to general account                                       251,294        295,900
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         710,152        902,183
                                                                                  -------------- --------------

Total increase in net assets                                                            709,602        922,268
                                                                                  -------------- --------------

Net assets at end of year                                                           $ 3,227,004  $   2,517,402
                                                                                  -------------- --------------



       The accompanying notes are an integral part of these financial statements.

                                           41

Midland National Life Insurance Company
Separate Account A
Goldman Sachs Variable Insurance Trust Structured Small Cap Equity Fund
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     5,745
     64,074 shares (cost $945,760)        $ 925,229       Capital gains distributions                   62,705
                                                                                                 --------------

LIABILITIES                                       -                                                     68,450
                                      --------------
                                                        Expenses
NET ASSETS                                $ 925,229       Administrative expense                            17
                                      --------------
                                                          Mortality and expense risk                     3,185
                                                                                                 --------------

                                                      Net investment income                             65,248

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments               22,093
                                                        Net unrealized depreciation on
                                                         investments                                   (20,531)
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 66,810
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     66,810              -

Capital shares transactions
   Net premiums                                                                         228,109              -
   Transfers of policy loans                                                               (792)             -
   Transfers of cost of insurance                                                       (18,579)             -
   Transfers of surrenders                                                                 (699)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                       (1,701)             -
   Interfund and net transfers to general account                                       652,081              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         858,419              -
                                                                                  -------------- --------------

Total increase in net assets                                                            925,229              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 925,229      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           42

Midland National Life Insurance Company
Separate Account A
Nueberger Berman Advisors Management Trust Regency Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                          $     3,544
     14,691 shares (cost $230,002)        $ 238,137       Capital gains distributions                   49,126
                                                                                                 --------------

LIABILITIES                                       -                                                     52,670
                                      --------------
                                                        Expenses
NET ASSETS                                $ 238,137       Administrative expense                             -
                                      --------------
                                                          Mortality and expense risk                     1,686
                                                                                                 --------------

                                                      Net investment income                             50,984

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized gains on investments                6,579
                                                        Net unrealized appreciation on
                                                         investments                                     8,134
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 65,697
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     65,697              -

Capital shares transactions
   Net premiums                                                                           9,439              -
   Transfers of policy loans                                                                 84              -
   Transfers of cost of insurance                                                        (3,633)             -
   Transfers of surrenders                                                                    -              -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                     (185,160)             -
   Interfund and net transfers to general account                                       351,710              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         172,440              -
                                                                                  -------------- --------------

Total increase in net assets                                                            238,137              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 238,137      $       -
                                                                                  -------------- --------------


       The accompanying notes are an integral part of these financial statements.

                                           43

Midland National Life Insurance Company
Separate Account A
Premier VIT Op Cap Small Cap Portfolio
----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                    Statement of Operations
    December 31, 2006                                 Year Ended December 31, 2006

ASSETS                                                INVESTMENT INCOME
   Investment in Portfolio,                               Dividend income                            $       -
     11,895 shares (cost $404,320)        $ 437,004       Capital gains distributions                        -
                                                                                                 --------------

LIABILITIES                                       -                                                          -
                                      --------------
                                                        Expenses
NET ASSETS                                $ 437,004       Administrative expense                             3
                                      --------------
                                                          Mortality and expense risk                     1,364
                                                                                                 --------------

                                                      Net investment loss                               (1,367)

                                                      REALIZED AND UNREALIZED GAINS
                                                       (LOSSES) ON INVESTMENTS
                                                        Net realized losses on investments                (866)
                                                        Net unrealized appreciation on
                                                         investments                                    32,684
                                                                                                 --------------

                                                      Net increase in net assets resulting from
                                                       operations                                     $ 30,451
                                                                                                 --------------

---------------------------------------------------------------------------------------------------------------

 Statement of Changes in Net Assets
Years Ended December 31, 2006 and 2005

                                                                                      2006           2005

Net assets at beginning of year                                                             $ -      $       -

Net increase in net assets resulting from operations                                     30,451              -

Capital shares transactions
   Net premiums                                                                          31,514              -
   Transfers of policy loans                                                             (3,751)             -
   Transfers of cost of insurance                                                        (5,982)             -
   Transfers of surrenders                                                                 (112)             -
   Transfers of death benefits                                                                -              -
   Transfers of other terminations                                                            -              -
   Interfund and net transfers to general account                                       384,884              -
                                                                                  -------------- --------------

     Net increase in net assets from capital share transactions                         406,553              -
                                                                                  -------------- --------------

Total increase in net assets                                                            437,004              -
                                                                                  -------------- --------------

Net assets at end of year                                                             $ 437,004      $       -
                                                                                  -------------- --------------

       The accompanying notes are an integral part of these financial statements.

                                           44


Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements
--------------------------------------------------------------------------------
1.      Organization and Significant Accounting Policies


        Organization
        Midland National Life Separate Account A ("Separate Account"), a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of eleven insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation, an affiliate, serves as the underwriter of the variable products.


        Investments
        The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), MFS Variable Insurance Trust ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), AIM Variable Insurance Funds ("AIM"), LEVCO Series Trust ("LEVCO"), Van Eck Worldwide Insurance Trust ("VANECK"), PIMCO Variable Insurance Trust ("PIMCO"), Goldman Sachs Variable Insurance Trust ("Goldman"), Neuberger Berman Advisors Management Trust ("Neuberger"), and Premier VIT ("Premier"), (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.


        The Van Eck Worldwide Real Estate Fund, Goldman Structured Small Cap Equity Fund, Neuberger Regency Portfolio, and Premier OpCap Small Cap Portfolio were introduced effective May 1, 2006. All other portfolios have been in existence for more than three years.


        Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividends are automatically reinvested in shares of the Funds.


        The first-in, first-out ("FIFO") method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.


        Federal Income Taxes
        The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable life policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.


        Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.      Expenses and Related Party Transactions


        The Company is compensated for certain expenses as described below. The rates of each applicable charge are described in the Separate Account's prospectus.


        o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.


        o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.


        o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.


        o A sales and premium tax charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $4,779,346 and $4,797,392 in 2006 and 2005, respectively.


3.      Purchases and Sales of Investment Securities


        The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2006 and 2005, were as follows:


                                                              2006                                2005
                                                ----------------------------------  ----------------------------------
Portfolio                                            Purchases           Sales           Purchases           Sales

Fidelity Variable Insurance Products
 Fund I
    Money Market Portfolio                         $  9,623,006      $  7,150,129      $  5,807,536      $  5,263,669
    High Income Portfolio                             2,174,804         1,633,295         3,046,682         1,652,371
    Equity-Income Portfolio                          10,840,408         7,157,336         6,822,155         7,842,873
    Growth Portfolio                                  9,004,996        12,772,791         9,601,298        13,897,042
    Overseas Portfolio                                5,077,136         3,619,642         4,545,340         2,447,095
    Mid Cap Portfolio                                 8,853,008         6,811,725         5,962,863         3,762,494
Fidelity Variable Insurance Products
 Fund II
    Asset Manager Portfolio                           1,281,529         1,662,601         1,478,537         2,218,714
    Investment Grade Bond Portfolio                   2,809,783         3,026,952         3,161,835         3,268,234
    Index 500 Portfolio                              17,160,158        16,367,582        16,366,660        12,572,701
    Contrafund Portfolio                             16,578,254        12,159,139        10,109,165        10,955,811
    Asset Manager: Growth Portfolio                     890,023         1,215,732           959,282         1,145,959
Fidelity Variable Insurance Products
 Fund III
    Balanced Portfolio                                1,230,924           926,504         1,104,908           876,068
    Growth & Income Portfolio                         3,010,246         1,873,413         1,942,555         1,932,306
    Growth Opportunities Portfolio                    1,789,866         2,280,153         1,910,167         2,198,724
American Century Variable
 Portfolios, Inc.
    Balanced Fund                                     2,849,837         2,356,866           793,895           599,511
    Capital Appreciation Fund                         1,315,093         1,353,892           996,971         1,052,073
    International Fund                                7,440,748         4,402,063         5,798,448         2,615,112
    Value Fund                                        7,919,134         4,192,193         7,812,841         3,062,443
    Income & Growth Fund                                854,912           717,379           697,928           584,778
MFS Variable Insurance Trust
    Emerging Growth Series                            2,385,644         3,228,719         2,676,263         3,395,122
    Investors Trust Series                              385,216           408,672           382,687           531,218
    New Discovery Series                              1,620,644         1,928,343         1,917,137         2,848,259
    Research Series                                   1,076,934         1,171,301         1,221,247         1,434,051
Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio                       4,037,564         2,559,164         4,218,538         2,273,260
    Mid-Cap Value Portfolio                           6,923,787         5,563,003         7,237,684         3,217,010
    International Portfolio                           3,856,171         1,620,991         2,927,077           668,502
Alger American Fund
    Growth Portfolio                                  4,305,052         2,277,746         4,304,997         1,360,580
    MidCap Growth Portfolio                           4,177,446         3,296,341         3,116,123         2,121,199
    Leveraged AllCap Portfolio                        2,805,893         2,790,733         2,128,007         1,879,917
    Small Capitalization Portfolio                    4,015,755         5,226,652         3,415,845         2,361,765
AIM Variable Insurance Funds
    Financial Services Fund                             657,306           408,245           418,436           297,400
    Global Health Care Fund                             781,589           547,467           478,132           314,767
LEVCO Series Trust
    Equity Value Fund                                        37            14,987             1,037             1,832
Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund                        5,277,800         3,392,374         3,951,498         1,817,568
    Worldwide Real Estate Fund                        1,932,973           468,139                 -                 -
PIMCO Variable Insurance Trust
    Total Return Portfolio                            5,060,024         1,907,189         5,775,141         1,005,439
    Low Duration Portfolio                              539,800           146,564           772,011           325,453
    High Yield Portfolio                                734,824           305,636           655,654           313,362
    Real Return Portfolio                             2,756,666         1,852,412         1,567,791           596,242
Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund                  1,449,183           525,516                 -                 -
Nueberger Berman Advisors Management Trust
    Regency Portfolio                                   973,781           750,359                 -                 -
Premier VIT
    OpCap Small Cap Portfolio                           637,580           232,394                 -                 -
                                                ----------------  ----------------  ----------------  ----------------
                                                   $167,095,534      $132,302,334      $136,084,371      $104,710,924
                                                ----------------  ----------------  ----------------  ----------------





4.      Summary of Changes from Unit Transactions


        Transactions in units for the years ended December 31, 2006 and 2005, were as follows:


                                                         2006                                  2005
                                         ------------------------------------  ------------------------------------
                                                                 Net Increase/                         Net Increase/
Portfolio                                Purchases     Sales     (Decrease)    Purchases     Sales     (Decrease)

Fidelity Variable Insurance Products
 Fund I
   Money Market Portfolio                  713,486     539,770       173,716     417,226      381,971       35,255
   High Income Portfolio                   133,973     116,439        17,534     189,055      123,938       65,117
   Equity-Income Portfolio                 282,832     294,625       (11,793)    278,435      378,533     (100,098)
   Growth Portfolio                        495,250     673,750      (178,500)    566,222      793,383     (227,161)
   Overseas Portfolio                      298,038     203,037        95,001     320,686      146,622      174,064
   Mid Cap Portfolio                       352,138     366,903       (14,765)    369,134      231,620      137,514
Fidelity Variable Insurance Products
 Fund II
   Asset Manager Portfolio                  55,025      79,534       (24,509)     68,992      105,422      (36,430)
   Investment Grade Bond Portfolio         149,480     177,144       (27,664)    145,229      178,322      (33,093)
   Index 500 Portfolio                   1,069,800   1,021,901        47,899   1,043,647      763,664      279,983
   Contrafund Portfolio                    511,138     481,513        29,625     495,392      512,965      (17,573)
   Asset Manager: Growth Portfolio          54,787      78,397       (23,610)     61,385       77,420      (16,035)
Fidelity Variable Insurance Products
 Fund III
   Balanced Portfolio                       67,343      59,526         7,817      73,493       61,431       12,062
   Growth & Income Portfolio               164,624     106,466        58,158     119,283      120,863       (1,580)
   Growth Opportunities Portfolio          147,988     188,210       (40,222)    163,850      190,598      (26,748)
American Century Variable
 Portfolios, Inc.
   Balanced Fund                           163,897     143,323        20,574      51,029       38,936       12,093
   Capital Appreciation Fund                79,416      79,732          (316)     71,090       72,033         (943)
   International Fund                      470,897     278,062       192,835     444,123      195,153      248,970
   Value Fund                              302,118     188,474       113,644     343,080      152,645      190,435
   Income & Growth Fund                     56,244      49,889         6,355      48,906       42,303        6,603
MFS Variable Insurance Trust
   Emerging Growth Series                  210,783     289,606       (78,823)    255,473      314,073      (58,600)
   Investors Trust Series                   32,351      33,804        (1,453)     34,219       47,949      (13,730)
   New Discovery Series                     73,254      91,163       (17,909)    105,455      153,659      (48,204)
   Research Series                          85,434      91,673        (6,239)    102,637      120,140      (17,503)
Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio             194,665     138,098        56,567     216,830      133,930       82,900
   Mid-Cap Value Portfolio                 235,479     232,302         3,177     279,719      133,488      146,231
   International Portfolio                 235,077     124,446       110,631     287,255       63,573      223,682
Alger American Fund
   Growth Portfolio                        575,946     296,648       279,298     615,781      183,639      432,142
   MidCap Growth Portfolio                 286,383     313,092       (26,709)    298,479      216,455       82,024
   Leveraged AllCap Portfolio              387,240     388,141          (901)    344,305      295,623       48,682
   Small Capitalization Portfolio          465,332     623,040      (157,708)    476,741      325,399      151,342
AIM Variable Insurance Funds
   Financial Services Fund                  48,100      30,934        17,166      35,247       25,135       10,112
   Global Health Care Fund                  65,736      49,877        15,859      41,713       25,731       15,982
LEVCO Series Trust
   Equity Value Fund                             -       1,255        (1,255)         82          156          (74)
Van Eck Worldwide Insurance Trust
   Worldwide Hard Assets Fund              194,777     133,715        61,062     220,251      104,277      115,974
   Worldwide Real Estate Fund              186,341      44,059       142,282           -            -            -
PIMCO Variable Insurance Trust
   Total Return Portfolio                  432,137     170,350       261,787     517,740       89,498      428,242
   Low Duration Portfolio                   47,049      13,496        33,553      56,044       14,258       41,786
   High Yield Portfolio                     51,213      23,581        27,632      49,867       25,715       24,152
   Real Return Portfolio                   220,063     158,462        61,601     128,959       50,843       78,116
Goldman Sachs Variable Insurance Trust
   Structured Small Cap Equity Fund        146,306      53,181        93,125           -            -            -
Nueberger Berman Advisors Management Trust
   Regency Portfolio                        99,624      76,309        23,315           -            -            -
Premier VIT
   OpCap Small Cap Portfolio                66,688      24,833        41,855           -            -            -
                                         ----------  ----------  ------------  ----------  ----------- ------------
                                         9,908,452   8,528,760     1,379,692   9,337,054    6,891,363    2,445,691
                                         ----------  ----------  ------------  ----------  ----------- ------------



5.      Financial Highlights


        The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.


        The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.



                                                       December 31                            Year Ended December 31
                                          ------------------------------------------  ----------------------------------------------
                                                      Unit Fair Value                 Investment Expense Ratio      Total Return
                                                        Lowest to                      Income      Lowest to          Lowest to
                                           Units         Highest       Net Assets      Ratio*      Highest**         Highest***
                                          ----------  --------------  --------------  ---------  ---------------  ------------------
Net assets represented by
   Fidelity Variable Insurance Products
    Fund I
    Money Market Portfolio
          2006                              638,379   $10.51 to $19.49   $8,578,456      4.73%   0.50% to 1.40%    3.45% to 4.34%
          2005                              464,663   10.15 to 18.79      6,105,579      3.05%   0.50% to 1.10%     1.5% to 2.49%
          2004                              429,408   10.00 to 18.44      5,561,712      1.29%   0.50% to 1.10%    0.00% to 0.72%
          2003                              571,109   11.15 to 18.41      7,214,462      1.11%   0.50% to 1.10%    -0.11% to 0.54%
          2002                              408,938   11.09 to 18.44      5,430,733      1.65%   0.50% to 1.10%    0.60% to 1.19%

    High Income Portfolio
          2006                              441,747   10.89 to 29.98      6,529,175      7.88%   0.50% to 1.40%    9.72% to 10.67%
          2005                              424,213   9.84 to 27.25       5,811,792     15.05%   0.50% to 1.10%    1.21% to 2.18%
          2004                              359,096   9.63 to 26.83       5,080,151      7.47%   0.50% to 1.10%    7.70% to 9.06%
          2003                              310,281   8.83 to 24.75       4,229,716      6.73%   0.50% to 1.10%   25.88% to 26.69%
          2002                              251,743   6.97 to 19.67       2,879,583      9.93%   0.50% to 1.10%    2.29% to 2.95%

    Equity-Income Portfolio
          2006                            1,360,907   13.53 to 65.29     34,589,744      3.26%   0.50% to 1.40%   18.52% to 19.57%
          2005                            1,372,700   11.41 to 54.92     29,885,303      1.62%   0.50% to 1.10%    4.36% to 5.35%
          2004                            1,472,798   10.93 to 52.45     30,789,773      1.45%   0.50% to 1.10%    9.30% to 10.98%
          2003                            1,372,172   10.93 to 47.58     26,739,888      1.64%   0.50% to 1.10%   28.90% to 29.66%
          2002                            1,243,283   9.43 to 36.89      19,627,178      1.57%   0.50% to 1.10%   -17.88% to -17.35%

    Growth Portfolio
          2006                            2,400,612   7.68 to 55.70      47,125,015      0.39%   0.50% to 1.40%    5.41% to 6.31%
          2005                            2,579,112   7.22 to 52.71      47,945,094      0.49%   0.50% to 1.10%    4.36% to 5.31%
          2004                            2,806,273   6.86 to 50.37      49,884,375      0.25%   0.50% to 1.10%    2.23% to 4.00%
          2003                            2,635,062   6.67 to 49.21      47,604,009      0.25%   0.50% to 1.10%   31.39% to 32.08%
          2002                            2,363,555   5.05 to 37.50      33,825,399      0.24%   0.50% to 1.10%   -30.88% to -30.44%

    Overseas Portfolio
          2006                              904,979   11.24 to 36.79     17,527,874      0.81%   0.50% to 1.40%   16.41% to 17.45%
          2005                              809,978   9.56 to 31.50      13,703,972      0.54%   0.50% to 1.10%   17.36% to 18.44%
          2004                              635,914   8.08 to 26.76       9,536,720      1.03%   0.50% to 1.10%   10.60% to 13.17%
          2003                              520,207   7.14 to 23.75       7,381,149      0.72%   0.50% to 1.10%   41.81% to 42.51%
          2002                              455,603   5.01 to 16.79       4,692,450      0.78%   0.50% to 1.10%   -21.17% to -20.60%

   Fidelity Variable Insurance Products
    Fund I (continued)
    Mid Cap Portfolio
          2006                            1,136,423   15.77 to 20.34     21,746,629      0.35%   0.50% to 1.40%   11.13% to 12.19%
          2005                            1,151,188   14.18 to 18.24     19,713,470      0.00%   0.50% to 1.10%   16.69% to 17.64%
          2004                            1,013,674   12.16 to 15.59     14,830,730      0.00%   0.50% to 1.10%   21.60% to 24.37%
          2003                              680,066   11.79 to 12.62      8,044,599      0.31%   0.50% to 1.10%   37.02% to 37.88%
          2002                              498,371   8.58 to 9.21        4,291,869      0.67%   0.50% to 1.10%   -10.76% to -10.26%

   Fidelity Variable Insurance Products
    Fund II
    Asset Manager Portfolio
          2006                              373,211   11.22 to 33.19      7,998,925      2.68%   0.50% to 1.40%    5.85% to 6.82%
          2005                              397,720   10.56 to 31.27      8,036,130      2.65%   0.50% to 1.10%    2.61% to 3.43%
          2004                              434,150   10.21 to 30.38      8,682,432      2.64%   0.50% to 1.10%    3.30% to 5.04%
          2003                              417,255   9.73 to 29.12       8,263,923      3.44%   0.50% to 1.10%   16.66% to 17.39%
          2002                              398,605   8.28 to 24.97       6,960,372      3.71%   0.50% to 1.10%   -9.73% to -9.21%

    Investment Grade Bond Portfolio
          2006                              582,393   10.73 to 24.57      9,801,407      3.96%   0.50% to 1.40%    2.98% to 3.79%
          2005                              610,057   10.42 to 23.80      9,999,369      3.73%   0.50% to 1.10%    0.77% to 1.68%
          2004                              643,150   10.34 to 23.55     10,515,913      3.54%   0.50% to 1.10%    3.29% to 3.93%
          2003                              482,884   13.73 to 22.81      7,809,536      4.47%   0.50% to 1.10%    4.06% to 4.73%
          2002                              359,523   13.11 to 21.91      5,620,482      2.47%   0.50% to 1.10%    9.11% to 9.80%

    Index 500 Portfolio
          2006                            3,535,542   10.31 to 34.58     61,924,179      1.63%   0.50% to 1.40%   14.17% to 15.13%
          2005                            3,487,643   8.96 to 30.21      53,675,538      1.66%   0.50% to 1.10%    3.31 % to 4.25%
          2004                            3,207,660   8.59 to 29.14      48,254,425      1.20%   0.50% to 1.10%    8.60% to 10.13%
          2003                            2,800,764   7.80 to 26.67      38,919,926      1.34%   0.50% to 1.10%   26.98% to 27.66%
          2002                            2,401,648   6.11 to 20.98      26,800,947      1.23%   0.50% to 1.10%   -23.09% to -22.56%

    Contrafund Portfolio
          2006                            2,105,016   13.90 to 36.80     52,594,822      1.29%   0.50% to 1.40%   10.17% to 11.17%
          2005                            2,075,391   12.50 to 33.30     47,391,065      0.28%   0.50% to 1.10%   15.30% to 16.31%
          2004                            2,092,964   10.75 to 28.80     41,520,720      0.31%   0.50% to 1.10%   11.00% to 14.97%
          2003                            1,875,688   9.35 to 25.23      33,004,372      0.42%   0.50% to 1.10%   27.00% to 27.73%
          2002                            1,706,397   7.32 to 19.85      23,636,282      0.82%   0.50% to 1.10%   -10.34% to -9.74%

    Asset Manager: Growth Portfolio
          2006                              318,104   9.61 to 20.57       4,818,192      2.02%   0.50% to 1.40%    5.86% to 6.64%
          2005                              341,714   9.02 to 19.44       4,914,827      2.31%   0.50% to 1.10%    2.39% to 3.36%
          2004                              357,749   8.73 to 18.92       5,033,531      2.20%   0.50% to 1.10%    3.40% to 5.43%
          2003                              349,203   8.28 to 18.06       4,703,890      2.73%   0.50% to 1.10%   21.96% to 22.67%
          2002                              329,833   6.75 to 14.80       3,667,172      2.81%   0.50% to 1.10%   -16.48% to -15.94%

   Fidelity Variable Insurance Products
    Fund III
    Balanced Portfolio
          2006                              302,179   12.04 to 16.12      4,752,048      1.95%   0.50% to 1.40%   10.02% to 11.17%
          2005                              294,362   10.93 to 14.59      4,183,466      2.44%   0.50% to 1.10%    1.35% to 4.85%
          2004                              282,300   10.41 to 13.95      3,819,590      1.82%   0.50% to 1.10%    4.34% to 7.80%
          2003                              234,029   9.92 to 13.32       3,061,281      2.46%   0.50% to 1.10%   16.46% to 17.12%
          2002                              185,724   8.47 to 11.48       2,084,265      2.60%   0.50% to 1.10%   -9.75% to -9.22%

    Growth & Income Portfolio
          2006                              569,906   11.30 to 18.56     10,184,116      0.82%   0.50% to 1.40%   11.62% to 12.66%
          2005                              511,748   10.03 to 16.58      8,188,594      1.44%   0.50% to 1.10%    6.08% to 7.05%
          2004                              513,328   9.37 to 15.58       7,706,179      0.83%   0.50% to 1.10%    4.63% to 5.40%
          2003                              490,263   8.90 to 14.87       7,033,299      1.12%   0.50% to 1.10%   22.45% to 23.27%
          2002                              439,896   7.22 to 12.16       5,130,153      1.28%   0.50% to 1.10%   -17.56% to -17.11%

    Growth Opportunities Portfolio
          2006                              751,812   8.56 to 12.83       9,343,810      0.68%   0.50% to 1.40%    4.30% to 4.91%
          2005                              792,034   8.15 to 12.30       9,422,551      0.88%   0.50% to 1.10%    7.33% to 8.35%
          2004                              818,782   7.53 to 11.42       9,022,058      0.51%   0.50% to 1.10%    6.04% to 7.10%
          2003                              781,715   7.06 to 10.77       8,129,627      0.73%   0.50% to 1.10%   28.37% to 29.30%
          2002                              758,228   5.46 to 8.39        6,129,407      1.00%   0.50% to 1.10%   -22.67% to -22.33%

   American Century Variable
    Portfolios, Inc.
    Balanced Fund
          2006                              199,428   12.06 to 16.88      3,297,904      1.76%   0.50% to 1.40%    8.12% to 9.08%
          2005                              178,854   11.15 to 15.57      2,721,054      1.74%   0.50% to 1.10%    3.47% to 4.42%
          2004                              166,761   10.78 to 15.00      2,444,829      1.46%   0.50% to 1.10%    7.80% to 9.26%
          2003                              133,308   9.94 to 13.82       1,802,179      2.22%   0.50% to 1.10%   16.46% to 17.12%
          2002                               98,914   8.36 to 11.70       1,135,668      2.35%   0.50% to 1.10%   -10.55% to -10.35%

    Capital Appreciation Fund
          2006                              316,756   11.07 to 18.99      5,516,568      0.00%   0.50% to 1.40%   15.68% to 16.67%
          2005                              317,072   9.48 to 16.38       4,745,135      0.00%   0.50% to 1.10%   20.39% to 21.49%
          2004                              318,015   7.81 to 13.57       3,939,398      0.00%   0.50% to 1.10%    6.43% to 6.99%
          2003                              282,852   7.30 to 12.75       3,313,869      0.00%   0.50% to 1.10%   19.05% to 19.87%
          2002                              245,529   6.09 to 10.71       2,405,459      0.00%   0.50% to 1.10%   -22.05% to -21.52%

    International Fund
          2006                            1,227,537   9.18 to 18.36      21,164,022      1.43%   0.50% to 1.40%   23.33% to 24.46%
          2005                            1,034,702   7.37 to 14.84      14,404,355      0.99%   0.50% to 1.10%   11.72% to 12.61%
          2004                              785,732   6.55 to 13.25       9,706,395      0.50%   0.50% to 1.10%   12.50% to 14.51%
          2003                              694,272   5.72 to 11.66       7,551,029      0.66%   0.50% to 1.10%   23.13% to 23.81%
          2002                              599,832   4.62 to 9.47        5,308,390      0.74%   0.50% to 1.10%   -21.21% to -20.75%

   American Century Variable
    Portfolios, Inc. (continued)
    Value Fund
          2006                              880,295   13.18 to 24.73     20,610,685      1.26%   0.50% to 1.40%   17.00% to 18.05%
          2005                              766,651   11.26 to 21.07     15,382,309      0.78%   0.50% to 1.10%    3.54% to 4.48%
          2004                              576,216   10.88 to 20.29     11,215,585      1.51%   0.50% to 1.10%    8.80% to 13.79%
          2003                              405,178   14.72 to 17.93      7,007,967      0.90%   0.50% to 1.10%   27.51% to 28.33%
          2002                              303,774   11.47 to 14.07      4,118,748      0.83%   0.50% to 1.10%   -13.57% to -13.11%

    Income & Growth Fund
          2006                              216,685   11.42 to 15.52      3,316,030      1.68%   0.50% to 1.40%   15.48% to 16.53%
          2005                              210,330   9.80 to 13.37       2,770,134      1.92%   0.50% to 1.10%    3.21% to 4.14%
          2004                              203,727   9.41 to 12.90       2,584,309      1.31%   0.50% to 1.10%   10.00% to 12.43%
          2003                              184,915   8.37 to 11.52       2,073,156      1.17%   0.50% to 1.10%   27.98% to 28.57%
          2002                              161,239   6.51 to 8.90        1,412,025      1.02%   0.50% to 1.10%   -20.25% to -19.73%

   MFS Variable Insurance Trust
    Emerging Growth Series
          2006                              958,839   5.93 to 12.70      11,600,497      0.00%   0.50% to 1.40%    6.43% to 7.43%
          2005                            1,037,662   5.52 to 11.88      11,576,518      0.00%   0.50% to 1.10%    7.70% to 8.66%
          2004                            1,096,262   5.08 to 10.98      11,330,395      0.00%   0.50% to 1.10%    9.40% to 12.39%
          2003                            1,018,780   4.52 to 9.81        9,426,673      0.00%   0.50% to 1.10%   28.82% to 29.51%
          2002                              885,042   3.49 to 7.60        6,373,101      0.00%   0.50% to 1.10%   -34.46% to -34.03%

    Investors Trust Series
          2006                              154,359   10.56 to 13.08      1,931,782      0.48%   0.50% to 1.40%   11.46% to 12.46%
          2005                              155,812   9.39 to 11.74       1,741,627      0.55%   0.50% to 1.10%     5.2% to 6.70%
          2004                              169,542   8.80 to 11.09       1,783,500      0.60%   0.50% to 1.10%   10.16% to 10.90%
          2003                              157,644   7.94 to 9.56        1,503,147      0.63%   0.50% to 1.10%   20.84% to 21.59%
          2002                              145,439   6.53 to 7.89        1,145,465      0.51%   0.50% to 1.10%   -21.88% to -21.42%

    New Discovery Series
          2006                              325,086   10.43 to 22.52      7,112,418      0.00%   0.50% to 1.40%   11.68% to 12.67%
          2005                              342,995   9.26 to 20.07       6,696,977      0.00%   0.50% to 1.10%    3.80% to 4.72%
          2004                              391,199   8.84 to 19.24       7,337,919      0.00%   0.50% to 1.10%    5.32% to 6.00%
          2003                              355,305   8.34 to 18.24       6,311,978      0.00%   0.50% to 1.10%   32.28% to 33.01%
          2002                              267,770   6.27 to 13.76       3,607,321      0.00%   0.50% to 1.10%   -32.39% to -32.00%

    Research Series
          2006                              413,983   9.39 to 13.26       5,420,357      0.49%   0.50% to 1.40%    9.00% to 9.89%
          2005                              420,222   8.55 to 12.11       5,018,980      0.45%   0.50% to 1.10%    6.31% to 7.21%
          2004                              437,725   7.97 to 11.33       4,894,475      1.03%   0.50% to 1.10%   12.10% to 15.34%
          2003                              414,237   6.91 to 9.87        4,014,175      0.62%   0.50% to 1.10%   23.39% to 24.06%
          2002                              356,124   5.57 to 7.99        2,793,015      0.26%   0.50% to 1.10%   -25.38% to -24.93%

   Lord Abbett Series Fund, Inc.
    Growth and Income Portfolio
          2006                              744,797   13.03 to 19.70     14,247,013      1.32%   0.50% to 1.40%   15.72% to 16.66%
          2005                              688,230   11.26 to 16.95     11,373,221      1.02%   0.50% to 1.10%    1.81% to 2.74%
          2004                              605,330   11.06 to 16.56      9,826,097      0.93%   0.50% to 1.10%   10.60% to 12.05%
          2003                              466,586   11.37 to 14.84      6,826,851      0.74%   0.50% to 1.10%   29.59% to 30.39%
          2002                              355,079   8.72 to 11.43       4,003,870      0.66%   0.50% to 1.10%   -18.97% to -18.43%

    Mid-Cap Value Portfolio
          2006                              699,339   13.70 to 27.07     18,531,601      0.51%   0.50% to 1.40%   10.67% to 11.69%
          2005                              696,162   12.38 to 24.34     16,637,131      0.49%   0.50% to 1.10%    6.72% to 7.66%
          2004                              549,931   11.60 to 22.69     12,416,192      0.32%   0.50% to 1.10%   16.00% to 23.45%
          2003                              408,357   18.17 to 18.47      7,531,058      0.55%   0.50% to 1.10%   23.39% to 24.11%
          2002                              334,830   14.64 to 14.93      4,984,990      0.65%   0.50% to 1.10%   -10.74% to -10.24%

    International Portfolio
          2006                              531,323   11.58 to 17.37      7,649,418      0.46%   0.50% to 1.40%   27.32% to 28.52%
          2005                              420,692   9.01 to 13.64       4,732,183      0.00%   0.50% to 1.10%   24.82% to 26.01%
          2004                              197,010   7.15 to 10.93       1,779,463      0.15%   0.50% to 1.10%    9.30% to 19.97%
          2003                              116,619   5.96 to 7.68          875,416      2.06%   0.50% to 1.10%   39.74% to 40.57%
          2002                               52,845   4.24 to 5.40          282,105      1.17%   0.50% to 1.10%   -18.66% to -18.15%

   Alger American Fund
    Growth Portfolio
          2006                            1,346,039   7.64 to 12.22      10,461,666      0.12%   0.50% to 1.40%    3.69% to 4.61%
          2005                            1,066,741   7.33 to 11.78       7,928,119      0.00%   0.50% to 1.10%   10.46% to 11.55%
          2004                              634,599   6.60 to 10.66       4,216,027      0.00%   0.50% to 1.10%    4.39% to 6.60%
          2003                              359,201   6.31 to 7.74        2,277,259      0.00%   0.50% to 1.10%   33.68% to 34.45%
          2002                              224,909   4.71 to 5.79        1,061,218      0.04%   0.50% to 1.10%   -33.75% to -33.24%

    MidCap Growth Portfolio
          2006                              778,361   10.97 to 13.14      8,615,830      0.00%   0.50% to 1.40%    8.62% to 9.66%
          2005                              805,070   10.05 to 12.09      8,153,666      0.00%   0.50% to 1.10%    8.32% to 9.23%
          2004                              723,046   9.24 to 11.16       6,715,021      0.00%   0.50% to 1.10%   11.60% to 12.57%
          2003                              584,966   8.25 to 9.79        4,841,496      0.00%   0.50% to 1.10%   46.12% to 47.01%
          2002                              282,007   5.63 to 6.70        1,590,097      0.00%   0.50% to 1.10%   -30.28% to -29.88%

    Leveraged AllCap Portfolio
          2006                            1,054,775   7.87 to 14.28       8,452,271      0.00%   0.50% to 1.40%   17.65% to 19.35%
          2005                            1,055,676   6.66 to 12.14       7,075,574      0.00%   0.50% to 1.10%   12.81% to 13.94%
          2004                            1,006,994   5.87 to 10.76       5,964,934      0.00%   0.50% to 1.10%    6.95% to 7.57%
          2003                              906,481   5.48 to 7.91        4,995,171      0.00%   0.50% to 1.10%   33.16% to 34.06%
          2002                              686,579   4.10 to 5.94        2,830,287      0.01%   0.50% to 1.10%   -34.58% to -34.29%

    Small Capitalization Portfolio
          2006                              899,227   9.13 to 15.12       8,441,665      0.00%   0.50% to 1.40%   18.40% to 20.24%
          2005                            1,056,935   7.67 to 12.77       8,206,483      0.00%   0.50% to 1.10%   15.25% to 16.31%
          2004                              905,593   6.63 to 11.08       6,058,125      0.00%   0.50% to 1.10%   10.80% to 16.01%
          2003                              513,117   5.74 to 8.90        2,972,490      0.00%   0.50% to 1.10%   40.60% to 41.71%
          2002                              201,854   4.07 to 6.33          827,703      0.00%   0.50% to 1.10%   -26.99% to -26.65%

   AIM Variable Insurance Funds
    Financial Services Fund
          2006                              119,437   12.90 to 14.32      1,676,905      1.54%   0.50% to 1.40%   14.91% to 15.86%
          2005                              102,271   11.22 to 12.36      1,245,177      1.41%   0.50% to 1.10%    4.43% to 5.37%
          2004                               92,159   10.75 to 11.73      1,069,179      0.83%   0.50% to 1.10%    7.45% to 8.11%
          2003                               60,189   10.74 to 10.85        648,768      0.26%   0.50% to 1.10%   28.16% to 29.01%
          2002                               34,167   8.38 to 8.41          286,647      1.31%   0.50% to 1.10%   -16.20% to -15.90%

    Global Health Care Fund
          2006                              132,604   11.29 to 12.54      1,692,934      0.00%   0.50% to 1.40%    3.77% to 8.97%
          2005                              116,745   10.88 to 11.97      1,376,465      0.00%   0.50% to 1.10%    6.67% to 7.55%
          2004                              100,763   10.20 to 11.13      1,109,323      0.00%   0.50% to 1.10%    2.00% to 7.02%
          2003                               68,501   10.29 to 10.40        707,641      0.00%   0.50% to 1.10%   26.41% to 27.14%
          2002                               28,372   8.14 to 8.18          182,544      0.00%   0.50% to 1.10%   -18.60% to -18.20%

   LEVCO Series Trust
    Equity Value Fund
          2005                                1,255   11.41 to 11.58         14,305      0.07%   0.50% to 1.40%    7.00% to 7.99%
          2004                                1,329   10.55 to 11.14         14,085      1.64%   0.50% to 1.10%    5.50% to 13.20%
          2003                                1,380   9.40 to 10.31          12,694      2.24%   0.50% to 1.10%   27.51% to 27.97%
          2002                                4,581   7.37 to 7.40           33,802      0.00%   0.50% to 1.10%   -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust
    Worldwide Hard Assets Fund
          2006                              289,879   22.90 to 28.55      8,136,910      0.06%   0.50% to 1.40%   22.77% to 24.72%
          2005                              228,817   18.64 to 23.05      5,176,284      0.20%   0.50% to 1.10%   49.51% to 50.92%
          2004                              112,843   12.47 to 15.27      1,703,910      0.21%   0.50% to 1.10%   22.59% to 24.70%
          2003                               56,437   12.30 to 12.43        694,771      0.36%   0.50% to 1.10%   43.56% to 44.29%
          2002                               26,804   8.54 to 8.58          229,300      0.00%   0.50% to 1.10%   -14.60% to -14.20%

    Worldwide Real Estate Fund
          2006                              142,282   11.50 to 11.57      1,642,088      0.00%   0.50% to 1.40%   15.00% to 15.70%

   PIMCO Variable Insurance Trust
    Total Return Portfolio
          2006                              886,475   10.72 to 11.17      9,745,775      4.48%   0.50% to 1.40%    2.74% to 3.31%
          2005                              624,688   10.47 to 10.81      6,676,613      3.80%   0.50% to 1.10%    0.97% to 1.90%
          2004                              196,446   10.36 to 10.60      2,070,736      1.73%   0.50% to 1.10%    3.75% to 4.43%
          2003                               51,475   10.12 to 10.16        521,769      1.10%   0.50% to 1.10%    5.00% to 5.40%

    Low Duration Portfolio
          2006                              141,883   10.28 to 10.57      1,490,374      3.97%   0.50% to 1.40%    2.62% to 3.40%
          2005                              108,330   10.05 to 10.21      1,100,561      2.71%   0.50% to 1.10%    -0.42% to 0.52%
          2004                               66,544   10.06 to 10.16        673,026      0.98%   0.50% to 1.10%    0.60% to 1.40%
          2003                               29,340   9.99 to 10.03         293,568      0.25%   0.50% to 1.10%    -0.10% to 0.20%

    High Yield Portfolio
          2006                              119,742   11.98 to 13.41      1,582,985      6.43%   0.50% to 1.40%    7.55% to 10.20%
          2005                               92,110   11.13 to 12.35      1,126,787      6.56%   0.50% to 1.10%    2.68% to 3.61%
          2004                               67,958   10.84 to 11.92        806,118      5.89%   0.50% to 1.10%    8.36% to 8.96%
          2003                               25,570   10.90 to 14.21        280,287      6.71%   0.50% to 1.10%    1.20% to 1.60%

    Real Return Portfolio
          2006                              281,314   10.71 to 11.63      3,227,004      4.36%   0.50% to 1.40%   -0.70% to -0.26%
          2005                              219,713   10.79 to 11.61      2,517,402      2.81%   0.50% to 1.10%    0.70% to 1.15%
          2004                              141,597   10.71 to 11.43      1,595,134      0.79%   0.50% to 1.10%    7.10% to 8.35%
          2003                               30,621   10.50 to 10.54        321,957      0.37%   0.50% to 1.10%    8.90% to 9.40%

   Goldman Sachs Variable Insurance Trust
    Structured Small Cap Equity Fund
          2006                               93,125   9.90 to 9.96          925,229      0.00%   0.50% to 1.40%   -1.00% to -0.37%

   Nueberger Berman Advisors
   Management Trust
    Regency Portfolio
          2006                               23,315   10.06 to 10.24        238,137      0.00%   0.50% to 1.40%    1.70% to 2.40%

   Premier VIT
    OpCap Small Cap Portfolio
          2006                               41,855   10.41 to 10.47        437,004      0.00%   0.50% to 1.40%    4.10% to 4.70%



       * The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.


       ** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.


         *** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

                                     PART C

                                OTHER INFORMATION


     Item 26.      Exhibits

     (a)  Board of Directors Resolutions.

          Resolution of the Board of Directors of Midland National Life establishing the Separate Account A. (1)

     (b)  Custodian Agreements.  Not Applicable

     (c)  Underwriting Contracts.

          1)  Principal Underwriting Agreement. (7)

          2)  Selling Agreement. (7)

          3)  Commission schedule. (7)

     (d)  Contracts.

          Form of Contract. (1)

     (e)  Applications.

          Application Form. (1)

     (f)  Depositor's Certificate of Incorporation and By-Laws.

          1)  Articles of Incorporation of Midland National Life. (1)

          2)  By-Laws of Midland National Life. (1)

     (g)  Reinsurance Agreement

          Form of Reinsurance Contract (7)

     (h)  Participation Agreements.

          1. (a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors
                 Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (2)

            (b) Amendments to Participation Agreement for Fidelity Distributors Corporation / Variable Insurance Products Fund, and Variable Products Fund II. (2)

            (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors
                  Corporation/Variable Insurance Products Fund III. (1)

            (d) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc. (2)

            (e) Amendments to Participation Agreement for Lord Abbett Series Fund, Inc. (5)

            (f) Form of Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (3)

            (g) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series Funds, Inc. (3)

            (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (4)

            (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III.
                  (4)

            (j) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust. (6)

            (k) Form of Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC. (7)


            (l) Form of Participation Agreement between Midland National Life Insurance Company and AIM Distributors, Inc. (11)


            (m) Form of Participation Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust.
                  (9)


            (n) Form of Participation Agreement between Midland National Life Insurance Company and PIMCO Advisors VIT. (9)


            (o) Form of Participation Agreement between Midland National Life Insurance Company and Neuberger Berman Advisers Management Trust. (9)

            (p) Amendments to Participation Agreement for Van Eck Global Worldwide Insurance Trust. (10)

            (q) Amendment to Participation Agreement for Goldman Sachs Variable Insurance Trust. (11)

            (r) Amendment to Participation Agreement between Midland National Life Insurance Company and Premier VIT (formerly PIMCO Advisors VIT) and Allianz Global Investors Distributors LLC.
                  (12)


            (s) Form of Participation Agreement between Midland National Life Insurance Company and ProFund Advisors, LLC. (13)

            (t) Amendment to Participation Agreement for ProFund Advisors, LLC. (15)


     (i)  Administrative Contracts. Not Applicable.

     (j)  Other Material Contracts.


            (a) AIM Fund Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between Midland National Life Insurance Company and A I M Investment Services, Inc. (15)

            (b) Rule 22c-2 Agreement between Midland National Life Insurance Company and Fred Alger & Company, Inc. (17)

            (c) Shareholder Information Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc. (15)

            (d) SEC Rule 22c-2 Amendment to Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation. (15)

            (e) Variable Annuity Shareholder Information Agreement between Midland National Life Insurance Company and Goldman Sachs Variable Insurance Trust. (15)

            (f) Rule 22c-2 Agreement between Midland National and Lord Abbett Distributor LLC. (15)

            (g) Rule 22c-2 Shareholder Information Agreement between Midland National and MFS Fund Distributors Inc. (15)

            (h) Rule 22c-2 Shareholder Information Access Agreement between Midland National and Neuberger Berman Management Inc. (15)

            (i) Rule 22c-2 Amendment to Participation Agreement between Midland National and Allianz Global Investors Distributors, Inc., principal underwriters for Premier VIT and PIMCO Variable Insurance Trust. (15)

            (j) Shareholder Information Agreement between Midland National and Van Eck Securities Corporation. (15)



(k)       Legal Opinion.


          (1) Opinion and Consent Counsel (14)
          (2) Power of Attorney (14)


     (l)  Actuarial Opinion. Not Applicable

     (m)  Calculation of Illustrations  Not Applicable

     (n) Other Opinions.


            1)    Consent of Sutherland Asbill & Brennan LLP (14)

            2)    Consent of Independent Registered Public Accounting Firm (14)


     (o)  Omitted Financial Statements.  Not Applicable.

     (p)  Initial Capital Agreements.  Not Applicable.

(q) Redeemability Exemption. Memorandum describing Midland National Life's insurance, transfer and redemption procedures for the Contract. (8)
-------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061)
(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 on April 23, 1997 (File No. 333-14061)

(3) Incorporated herein by reference to Post-Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061)

(4) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061)
(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6, on August 31, 1999 (File No. 333-80975)

(6) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form N-4 on January 14, 2002 (File No. 333-71800)
(7) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 29, 2003 (File No. 333-14061)
(8) Incorporated herein by reference to Post-Effective Amendment No. 9 for Form N-6 on April 28, 2005 (File No. 333-58300)
(9) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form N-4 on April 29, 2005 (File No. 333-108437)
(10) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form N-4 on November 24, 2004 (File No. 333-108437)
(11) Incorporated herein by reference to Post-Effective Amendment No. 10 for Form N-6 on April 26, 2006 (File No. 333-58300)
(12) Incorporated herein by reference to Post-Effective Amendment No. 11 for Form N-6 on April 26, 2007 (File No. 333-58300)
(13) Incorporated herein by reference to Post-Effective Amendment No. 1 for Form N-4 on April 28, 2006 (File No. 333-128910)
(14)   Filed herewith
(15)   To be filed by amendment


Item 27.  Directors and Officers of the Depositor

--------------------------------------------------------------------- -----------------------------------------------------
                Name and Principal Business Address*                          Position and Offices with Depositor
--------------------------------------------------------------------- -----------------------------------------------------
Michael Masterson...............................................      Chief Executive Officer - Chairman
--------------------------------------------------------------------- -----------------------------------------------------
John Craig......................................................      Senior Vice President - Director
--------------------------------------------------------------------- -----------------------------------------------------
Robert Korba....................................................      Director
--------------------------------------------------------------------- -----------------------------------------------------

David E. Sams...................................................      Director

--------------------------------------------------------------------- -----------------------------------------------------
Steven C. Palmitier.............................................      President and Chief Operating Officer - Director
--------------------------------------------------------------------- -----------------------------------------------------
Stephen P. Horvat, Jr***.....................................         Senior Vice President - Legal
--------------------------------------------------------------------- -----------------------------------------------------
Donald J. Iverson............................................         Senior Vice President and Corporate Actuary -
                                                                      Director
--------------------------------------------------------------------- -----------------------------------------------------
Melody Jensen................................................         Vice President, General Counsel and Secretary
--------------------------------------------------------------------- -----------------------------------------------------
Thomas M. Meyer..............................................         Senior Vice President and Chief Financial Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gary J. Gaspar***...............................................      Senior Vice President and Chief Information Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gary W. Helder..................................................      Vice President, Administration
--------------------------------------------------------------------- -----------------------------------------------------

Robert W. Buchanan..............................................      Vice President, New Business and Underwriting

--------------------------------------------------------------------- -----------------------------------------------------
Timothy A. Reuer................................................      Vice President, Product Development
--------------------------------------------------------------------- -----------------------------------------------------
Esfandyar Dinshaw**.............................................      President, Annuity Division
--------------------------------------------------------------------- -----------------------------------------------------

Robert Tekolste**...............................................      Senior Vice President, Operations

--------------------------------------------------------------------- -----------------------------------------------------

Tracy Kirchhoff***..............................................      Assistant Vice President and Deputy Compliance
                                                                      Officer

--------------------------------------------------------------------- -----------------------------------------------------
Kevin Bachmann..................................................      Senior Vice President, Sales, and Chief Marketing
                                                                      Officer
--------------------------------------------------------------------- -----------------------------------------------------
Gregory Helms...................................................      2nd Vice President, Policy Administration
--------------------------------------------------------------------- -----------------------------------------------------

Cindy Reed**....................................................      Senior Vice President and Chief Marketing Officer,
                                                                      Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------

Ron Markway**...................................................      Vice President, New Business - Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------
Michael Yanacheak**.............................................      2nd Vice President, Product Development, Annuity
                                                                      Division
--------------------------------------------------------------------- -----------------------------------------------------

Lance Larsen**..................................................      2nd Vice President, Broker/Dealer Distribution -
                                                                      Annuity Division

--------------------------------------------------------------------- -----------------------------------------------------
Teri Ross**.....................................................      Assistant Vice President, Variable Annuity
                                                                      Services, Annuity Division
--------------------------------------------------------------------- -----------------------------------------------------

Don Lyons**.....................................................      Vice PresidentAnnuity Finance

--------------------------------------------------------------------- -----------------------------------------------------
Richard T. Hicks................................................      Assistant Vice President, Policy Administration
--------------------------------------------------------------------- -----------------------------------------------------

Randy D. Shaull.................................................      Associate Actuary - Product Development

--------------------------------------------------------------------- -----------------------------------------------------

* Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991
**    Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA
      50266
***   525 W. Van Buren, Chicago, IL 60607


Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant
-------

The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Inc. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Inc. is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Inc. (SEI) are:

  ----------------------------------------------------------- -------------------------- -------------------------
                                                                                            Percent Of Voting
  ----------------------------------------------------------        Jurisdiction             Securities Owned
                                                                    ------------             ----------------
  Name
  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Communications, Inc.                                        Delaware                 100% by SEI
    Name changed to Sammons Capital, Inc. as of
    7/5/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Consolidated Investment Services, Inc. (CISI)                        Nevada                  100% by SEI

  ----------------------------------------------------------- -------------------------- -------------------------

  MH Imports, Inc.                                                    Delaware                 100% by CISI
    Incorporated 4/27/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Mykonos 6420. LP                                                                            74.25% by CISI
    Established 6/14/05                                                 Texas                 1% by Sponsor
                                                                                             Investments LLC

  ----------------------------------------------------------- -------------------------- -------------------------
  Richmond Holding Company, LLC                                       Delaware                  5% by CISI
                                                                                                95% by SEI
  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Financial Group, Inc. (SFG)                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Midland National Life Insurance Company (MNL)                         Iowa                   100% by SFG

  ----------------------------------------------------------- -------------------------- -------------------------
  SFG Reinsurance Company                                          South Carolina              100% by MNL
  ----------------------------------------------------------- -------------------------- -------------------------
  North American Company for Life and Health Insurance

  (NACOLAH)                                                           Illinois                 100% by SFG


  ----------------------------------------------------------- -------------------------- -------------------------
  North American Company for Life and Health Insurance

  of New York - sold to Wilton Reassurance Life Company                                        100% by SFG
  of New York 9/27/06                                                 New York

  ----------------------------------------------------------- -------------------------- -------------------------
  NACOLAH Ventures, L.L.C.                                            Delaware                99% by NACOLAH
                                                                                                1% by SFG
  ----------------------------------------------------------- -------------------------- -------------------------

  Parkway Holdings, Inc. (PHI)                                        Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Parkway Mortgage, Inc.                                              Delaware                 100% by PHI

  ----------------------------------------------------------- -------------------------- -------------------------

  CH Holdings, Inc.                                                   Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Corporation                                                   Texas                  100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Otter, Inc.                                                         Oklahoma                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Cathedral Hill Hotel, Inc.                                          Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Power Development, Inc. (SPDI)                              Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Gila Bend Power Partners,  L.L.C.                                   Delaware                 50% by SPDI

  ----------------------------------------------------------- -------------------------- -------------------------

  H2O Distribution, Inc.                                              Arkansas                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Distribution Holdings, Inc. (SDHI)                          Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Mylon C. Jacobs Supply Co.                                          Oklahoma                     100%
    Merged into SDHI as of 6/26/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons CTP, Inc.                                                 Pennsylvania               100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons VPC, Inc.                                                   Delaware                 100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

     Opus 5949 LLC                                                      Texas                 75% by Sammons
                                                                                                VPC, Inc.

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons BW, Inc.                                                    Delaware                 100% by SDHI

  ----------------------------------------------------------- -------------------------- -------------------------

  TMIS, Inc.                                                            Texas                100% by Sammons
                                                                                                 BW, Inx.

  ----------------------------------------------------------- -------------------------- -------------------------
  Abastecedora de Services Industriales y Productos S.A.

  de C.V.  (ASPI)                                                                            99.9% by Sammons
  Dissolved 12-31-06                                                   Mexico                    BW, Inc.

                                                                                             0.01% TMIS, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs ITD Corp.                                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Trust (BET)                                        Delaware             100% by Briggs ITD,
                                                                                                  Corp.

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment Mexico, Inc.                                       Delaware                 100% by BET

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs International, Inc. (BII)                                    Delaware                 100% by CISI
    Incorporated 6/21/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Equipment UK Limited                                      United Kingdom              100% by BII
    Established 8/3/06

  ----------------------------------------------------------- -------------------------- -------------------------
  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                                           99% by Briggs
                                                                                             Equipment Trust
                                                                       Mexico                  1% by Briggs
                                                                                          Equipment Mexico, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------
  Briggs Equipment S.A. de C.V. (BESA)                                                        99% by Briggs
                                                                                             Equipment Trust
                                                                       Mexico                  1% by Briggs
                                                                                          Equipment Mexico, Inc.
  ----------------------------------------------------------- -------------------------- -------------------------

  Briggs Construction Equipment, Inc.                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Crestpark LP, Inc.                                                  Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Crestpark Holding, Inc.                                             Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Venture Properties, Inc.                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Realty Corporation (SRC)                                    Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  FIRE, LLC established 6/13/06
    Name changed to SRI Ventures, LlC as of                           Delaware                 100% by SRC
    12/19/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Income Properties, Inc.                                     Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  GBH Venture Co., Inc.                                               Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Jack Tar Grand Bahama Limited                                        Bahamas                     100%
    Ceased doing business as of 9/7/05

  ----------------------------------------------------------- -------------------------- -------------------------

  The Grove Park Inn Resort, Inc.  (GPIRI)                            Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Fitzgerald Realty, LLC established 9/15/06
    Name changed to GPI Ventures, LLC as of                           Delaware                100% by GPIRI
    12/11/06

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Tours, Inc.                                                 Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Securities, Inc.(SSI)                                       Delaware                 100% by SFG

  ----------------------------------------------------------- -------------------------- -------------------------

  Sammons Securities Company, L.L.C.                                  Delaware                  50% by SSI

  ----------------------------------------------------------- -------------------------- -------------------------

  Herakles Investments, Inc.(HII)                                     Delaware                 100% by CISI

  ----------------------------------------------------------- -------------------------- -------------------------

  Sponsor Investments, L.L.C.                                           Texas                   75% by HII

  ----------------------------------------------------------- -------------------------- -------------------------

  SG Reliant Investors, LLC                                           Delaware                80% by NACOLAH
                                                                                              Ventures, LLC

  ----------------------------------------------------------- -------------------------- -------------------------

Item 29.    Indemnification

Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.



Item 30.    Principal Underwriter

      (a) Other Activity. In addition to Midland National Life Separate Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.

      (b) Management. The directors and principal officers of Sammons Securities Company LLC are as follows:

                 ----------------------------------------------- -----------------------------------------
                 Name and Principal                              Positions and Offices with
                 Business Address*                               Sammons Securities Company, LLC
                 ----------------------------------------------- -----------------------------------------
                 Steve Palmitier                                 President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Jerome S. Rydell                                Vice-Chairman
                 ----------------------------------------------- -----------------------------------------
                 Michael Masterson                               Chairman
                 525 West Van Buren
                 Chicago, IL  60607
                 ----------------------------------------------- -----------------------------------------
                 Michael J. Brooks                               Vice-President
                 ----------------------------------------------- -----------------------------------------
                 Kevin Bachmann                                  Chief Marketing Officer
                 One Midland Plaza
                 Sioux Falls, SD  57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Lisa S. Hoyne                                   Vice-President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991
                 ----------------------------------------------- -----------------------------------------
                 Brandon D. Rydell                               Vice-President
                 ----------------------------------------------- -----------------------------------------

      * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103

      (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                       (2)                      (3)                     (4)                      (5)
      Name of               Net Underwriting
     Principal               Discounts and           Compensation on           Brokerage                    Other
    Underwriter               Commissions*               Redemption             Commissions             Compensation*
 -----------               -----------               -----------             -----------               -----------
  Sammons Securities           $8,802,816                   None                    N/A                    $88,356
     Company, LLC


* Includes total sales compensation paid to registered persons of Sammons Securities Company and an underwriting fee of 1.25% of first-year commissions paid to Sammons Securities Company for all of Midland National's variable universal life insurance policies under Separate Account A. In exchange for the underwriting fee, Sammons Securities Company provides administrative services that includes but are not limited to, registered representative training sessions, tracking and notification firm element training, attendance at Annual Compliance Meetings, and required continuing education to maintain licensing.

Item 31.    Location of Accounts and Records


The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193, and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.


Item 32.    Management Services

All management contracts are discussed in Part A or Part B.

Item 33.    Fee Representation

Midland National Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 25th day of April, 2007.

                                                                    MIDLAND NATIONAL LIFE
                                                                    SEPARATE ACCOUNT A (REGISTRANT)

Attest:                                                      By:   /s/*
        ---------------------------------------------------      ---------------------------------
                                                                         MICHAEL M. MASTERSON
                                                                          Chairman of the Board


                                                              By:  MIDLAND NATIONAL LIFE
                                                                   INSURANCE COMPANY (DEPOSITOR)


Attest:                                                       By:  /s/   *
        ---------------------------------------------------      -----------------------------------------------
                                                                           MICHAEL M. MASTERSON
                                                                           Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:


              Signatures                                                  Title

/s/  *                                             Chairman of the Board of Directors,
----------------------------------------------     Director, Chief Executive Officer
      MICHAEL M. MASTERSON                         (Principal Executive Officer)


/s/  *                                             Senior Vice President
----------------------------------------------     Chief Financial Officer (Principal Financial Officer)
      THOMAS M. MEYER


/s/  *                                            Senior Vice President, Director
----------------------------------------------
      JOHN J. CRAIG, II


/s/  *                                            Director, President and Chief Operating Officer
----------------------------------------------
      STEVEN C. PALMITIER


/s/  *                                            Director, Senior Vice President,
----------------------------------------------    Corporate Actuary
      DONALD J. IVERSON


/s/  *                                            Senior Vice President -  Legal
----------------------------------------------
      STEPHEN P. HORVAT, JR.


/s/  *                                            Director, President of Sammons Enterprises, Inc.
----------------------------------------------
      ROBERT W. KORBA



/s/  *                                            Director
----------------------------------------------
      DAVID E. SAMS


*By:  /s/__________________________              Date: April 25, 2007
                                                       --------------------------
           Therese M. Kirchhoff
             Attorney-in-Fact

        Pursuant to Power of Attorney

                                                   Registration No. 33-76318


                                                POST EFFECTIVE AMENDMENT NO. 12



--------------------------------------------------------------------------------------------------------------------------------


                                               SECURITIES AND EXCHANGE COMMISSION
                                                     WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------------------------------------------------------



                                                            EXHIBITS

                                                               TO

                                                            FORM N-6

                                                     REGISTRATION STATEMENT

                                                             UNDER

                                                   THE SECURITIES ACT OF 1933

                                                              FOR

                                            MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                                              AND

                                            MIDLAND NATIONAL LIFE INSURANCE COMPANY



--------------------------------------------------------------------------------------------------------------------------------


                                                         Exhibit Index

---------------------------- --------------------------------------------------
Item                         Exhibit
---------------------------- --------------------------------------------------
26(k)                        (1) Opinion and Consent of Counsel
                             --------------------------------------------------
                             (2) Power of Attorney
---------------------------- --------------------------------------------------

26(n)                        (1) Consent of Sutherland Asbill & Brennan LLP
                             (2) Consent of Independent Registered Public
                                 Accounting Firm

---------------------------- --------------------------------------------------

April 23, 2007




The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:


With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 33-76318 Amendment 12) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:


1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.


Sincerely,


/s/



Stephen P. Horvat, Jr.
Senior Vice President - Legal

POWER OF ATTORNEY


The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Kirchhoff, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 (33-16354; 33-76318; 333-14061; 333-14081; 333-80975; 333-58300; 333-119088; 333-108437;
333-71800; 33-64016; 333-128910; 333-128978) and under the Investment Company
Act of 1940 (811-05271; 811-07772) with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2007.


SIGNATURE                            DATE                       SIGNATURE                            DATE


/s/                                  4/23/07                    /s/                                  4/17/07
------------------------------------ -------                    ------------------------------------ -------
Michael M. Masterson                                            John J. Craig II



/s/                                  4/23/07                    /s/                                  4/18/07
------------------------------------ -------                    ------------------------------------ -------
Steven C. Palmitier                                             Donald J. Iverson



/s/                                  4/17/07                    /s/                                  4/18/07
------------------------------------ -------                    ------------------------------------ -------
Stephen P. Horvat, Jr.                                          Thomas M. Meyer



/s/                                  4/24/07                    /s/                                  4/23/07
------------------------------------ -------                    ------------------------------------ -------
Robert W. Korba                                                 David E. Sams



                                 April 19, 2007




Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD  57193

                   RE:      Variable Universal Life 2
                            Form N-6, File No. 33-76318

Gentlemen:

      We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 33-76318). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                            Very truly yours,

                            SUTHERLAND ASBILL & BRENNAN LLP



                            By:      /s/
                                 --------------------------------------------
                                    Frederick R. Bellamy

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the inclusion in Post-Effective Amendment No. 12 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 33-76318 and 811-05271) of our report dated April 19, 2007, on our audit of the financial statements of Midland National Life Separate Account A and our report dated March 13, 2007, on our audit of the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial Statements" and "Financial Matters" in such Registration Statement.





/s/


St. Louis, Missouri
April 25, 2007